Document and Entity Information	12 Months Ended
	Jul. 03, 2010	Aug. 07, 2010	Dec. 24, 2009 USD ( $)
Document Type	10-K
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Document Period End Date	2010-07-03
Amendment Flag	false
Trading Symbol	SLE
Entity Registrant Name	Sara Lee Corp
Entity Central Index Key	0000023666
Current Fiscal Year End Date	--06-30
Entity Filer Category	Large Accelerated Filer
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Common Stock, Shares Outstanding		662,223,675
Entity Public Float			$ 8,500,000,000

Consolidated Statements of Income (USD $) In Millions, except Per Share data	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Continuing Operations
Net sales	$ 10,793	$ 10,882	$ 10,949
Cost of sales	6,692	7,038	7,008
Selling, general and administrative expenses	3,204	3,090	3,232
Net charges for exit activities, asset and business dispositions	84	103	39
Impairment charges	28	314	851
Contingent sale proceeds	(133)	(150)	(130)
Operating income (loss)	918	487	(51)
Interest expense	147	170	185
Interest income	(24)	(41)	(80)
Income (loss) from continuing operations before income taxes	795	358	(156)
Income tax expense	153	133	120
Income (loss) from continuing operations	642	225	(276)
Discontinued operation
Income (loss) from discontinued operations, net of tax expense of $453, $90, and $81	(199)	155	236
Gain on sale of discontinued operations, net of tax expense of $74, nil, and $1	84		(24)
Net income (loss)	527	380	(64)
Less: Income from noncontrolling interests, net of tax
Continuing operations	7	5	4
Discontinued operations	14	11	11
Amounts attributable to Sara Lee:
Net income (loss) from continuing operations	635	220	(280)
Net income (loss) from discontinued operations	(129)	144	201
Net income (loss) attributable to Sara Lee	$ 506	$ 364	$ (79)
Income (loss) from continuing operations per share of common stock
Basic	$ 0.92	$ 0.31	$ (0.39)
Diluted	$ 0.92	$ 0.31	$ (0.39)
Net income (loss) per share of common stock
Basic	$ 0.74	$ 0.52	$ (0.11)
Diluted	$ 0.73	$ 0.52	$ (0.11)

Consolidated Statements of Income (Parenthetical) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Income (loss) from discontinued operations, tax expense	$ 453	$ 90	$ 81
Gain on sale of discontinued operations, tax expense	$ 74		$ 1

Consolidated Balance Sheets (USD $) In Millions	Jul. 03, 2010	Jun. 27, 2009
Assets
Cash and equivalents	$ 955	$ 951
Trade accounts receivable, less allowances of $69 in 2010 and $72 in 2009	1,187	1,272
Inventories
Finished goods	406	443
Work in process	31	32
Materials and supplies	309	291
Inventory, net, total	746	766
Current deferred income taxes	262	213
Other current assets	400	250
Assets held for sale	260	378
Total current assets	3,810	3,830
Other noncurrent assets	134	245
Property
Land	87	94
Buildings and improvements	1,338	1,365
Machinery and equipment	3,256	3,334
Construction in progress	211	183
Property, gross	4,892	4,976
Accumulated depreciation	2,822	2,776
Property, net	2,070	2,200
Trademarks and other identifiable intangibles, net	504	587
Goodwill	1,261	1,295
Deferred income taxes	225	298
Noncurrent assets held for sale	832	964
Assets, total	8,836	9,419
Liabilities and Stockholders' Equity
Notes payable	47	20
Accounts payable	1,005	1,004
Accrued liabilities
Payroll and employee benefits	601	642
Advertising and promotion	289	287
Income taxes payable and current deferred taxes	8	22
Other accrued liabilities	504	538
Current maturities of long-term debt	16	46
Liabilities held for sale	253	287
Total current liabilities	2,723	2,846
Long-term debt	2,718	2,738
Pension obligation	530	595
Deferred income taxes	548	106
Other liabilities	792	1,051
Noncurrent liabilities held for sale	10	13
Equity
Common stock: (authorized 1,200,000,000 shares; $0.01 par value) Issued and outstanding - 662,118,377 shares in 2010 and 695,658,110 shares in 2009	7	7
Capital surplus	17	17
Retained earnings	2,472	2,721
Unearned stock of ESOP	(97)	(104)
Accumulated other comprehensive income (loss)	(912)	(605)
Total Sara Lee common stockholders' equity	1,487	2,036
Noncontrolling interest	28	34
Total equity	1,515	2,070
Liabilities and stockholders' equity, total	$ 8,836	$ 9,419

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Jul. 03, 2010	Jun. 27, 2009
Allowances for trade accounts receivables	$ 69	$ 72
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	1,200,000,000	1,200,000,000
Common stock, shares issued	662,118,377	695,658,110
Common stock, shares outstanding	662,118,377	695,658,110

Condensed Consolidated Statements of Equity (USD $) In Millions	Common Stock	Capital Surplus	Retained Earnings	Unearned Stock	Accumulated Other Comprehensive Income (Loss)	Noncontrolling Interest	Total
Beginning Balances at Jun. 30, 2007	$ 7		$ 3,413	$ (123)	$ (754)	$ 64	$ 2,607
Net income (loss)			(79)			15	(64)
Translation adjustments, net of tax					686		686
Net unrealized gain (loss) on qualifying cash flow hedges, net of tax					25		25
Pension/Postretirement activity, net of tax					192		192
Comprehensive income (loss)						15	839
GAAP adoption - tax contingencies			13				13
Dividends on common stock			(300)				(300)
Dividends paid on noncontrolling interest/Other						(9)	(9)
Disposition of noncontrolling interest						(44)	(44)
Stock issuances - restricted stock		25					25
Stock option and benefit plans		9					9
Share repurchases and retirement		(27)	(288)				(315)
ESOP tax benefit, redemptions and other			1	11			12
Balances at Jun. 28, 2008	7	7	2,760	(112)	149	26	2,837
Net income (loss)			364			16	380
Translation adjustments, net of tax					(561)	(2)	(563)
Net unrealized gain (loss) on qualifying cash flow hedges, net of tax					(30)		(30)
Pension/Postretirement activity, net of tax					(164)		(164)
Other comprehensive income activity, net of tax					(2)	(2)	(4)
Comprehensive income (loss)						12	(381)
Dividends on common stock			(310)				(310)
Dividends paid on noncontrolling interest/Other						(4)	(4)
Stock issuances - restricted stock		29					29
Stock option and benefit plans		4					4
Share repurchases and retirement		(25)	(78)				(103)
Pension/Postretirement-adjustment to change in measurement date, net of tax			(16)		3		(13)
ESOP tax benefit, redemptions and other		2	1	8			11
Balances at Jun. 27, 2009	7	17	2,721	(104)	(605)	34	2,070
Net income (loss)			506			21	527
Translation adjustments, net of tax					(82)		(82)
Net unrealized gain (loss) on qualifying cash flow hedges, net of tax					8		8
Pension/Postretirement activity, net of tax					(235)		(235)
Other comprehensive income activity, net of tax					2		2
Comprehensive income (loss)						21	220
Dividends on common stock			(302)				(302)
Dividends paid on noncontrolling interest/Other						(2)	(2)
Disposition of noncontrolling interest						(25)	(25)
Stock issuances - restricted stock		27					27
Stock option and benefit plans		19					19
Share repurchases and retirement		(47)	(453)				(500)
ESOP tax benefit, redemptions and other		1		7			8
Balances at Jul. 03, 2010	$ 7	$ 17	$ 2,472	$ (97)	$ (912)	$ 28	$ 1,515

Condensed Consolidated Statements of Equity (Parenthetical) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Translation adjustments, tax	$ (71)	$ (31)	$ 14
Net unrealized gain (loss) on qualifying cash flow hedges, tax	(4)	16	(14)
Pension/Postretirement activity, tax	74	93	(4)
Other comprehensive income activity, tax		0
Pension/Postretirement - adjustment to change in measurement date, tax		$ 7

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Operating Activities
Net income (loss)	$ 527	$ 380	$ (64)
Contingent sale proceeds	(133)	(150)	(130)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation	368	383	403
Amortization	94	114	122
Impairment charges	28	314	851
Net loss (gain) on business dispositions	(138)	1	25
Increase (decrease) in deferred income taxes	527	(83)	(267)
Pension payments, net of expense	(211)	(232)	(68)
Other	(5)	54	66
Change in current assets and liabilities, net of businesses acquired and sold:
Trade accounts receivable	55	23	(92)
Inventories	52	90	(117)
Other current assets	45	16	(36)
Accounts payable	43	(126)	38
Accrued liabilities	(26)	83	(143)
Accrued taxes	(274)	33	18
Net cash from operating activities	952	900	606
Investment Activities
Purchases of property and equipment	(373)	(357)	(454)
Purchase of software and other intangibles	(12)	(22)	(61)
Acquisitions of businesses and investments		(10)
Dispositions of businesses and investments	204	53	55
Cash received from contingent sale proceeds	133	150	130
Cash received from (used in) derivative transactions	(26)	(138)	96
Sales of assets	22	38	38
Net cash used in investment activities	(52)	(286)	(196)
Financing Activities
Issuances of common stock	13	1	5
Purchases of common stock	(500)	(103)	(315)
Borrowings of other debt	466	439
Repayments of other debt	(492)	(541)	(1,456)
Net change in financing with less than 90-day maturities	20	(261)	251
Payments of dividends	(308)	(302)	(296)
Net cash used in financing activities	(801)	(767)	(1,811)
Effect of changes in foreign exchange rates on cash	(103)	(172)	165
Increase (decrease) in cash and equivalents	(4)	(325)	(1,236)
Add: Cash balance of discontinued operations at beginning of year	8	2	16
Less: Cash balances of discontinued operations at end of year		8	2
Cash and equivalents at beginning of year	951	1,282	2,504
Cash and equivalents at end of year	$ 955	$ 951	$ 1,282

Nature of Operations and Basis of Presentation	12 Months Ended
Jul. 03, 2010
Nature of Operations and Basis of Presentation

Note 1 – Nature of Operations and Basis of Presentation

Nature of Operations  Sara Lee Corporation (the corporation or Sara Lee) is a U.S.-based multinational corporation. The corporation's principal product lines are branded packaged meat products, fresh and frozen bakery products, and roast and ground coffee. The relative importance of each operation over the past three years, as measured by sales and operating segment income, is presented in Note 19, "Business Segment Information," of these financial statements. Food and beverage sales are made in both the retail channel, to supermarkets, warehouse clubs and national chains, and the foodservice channel.

Basis of Presentation  The Consolidated Financial Statements include the accounts of the corporation and all subsidiaries where we have a controlling financial interest. The consolidated financial statements include the accounts of variable interest entities (VIEs) for which the corporation is deemed the primary beneficiary. The results of companies acquired or disposed of during the year are included in the consolidated financial statements from the effective date of acquisition, or up to the date of disposal. All significant intercompany balances and transactions have been eliminated in consolidation.

The corporation's fiscal year ends on the Saturday closest to June 30. Fiscal 2010 was a 53-week year. Fiscal years 2009 and 2008 were 52-week years. Unless otherwise stated, references to years relate to fiscal years.

In 2010, the corporation retrospectively adopted new accounting guidance related to noncontrolling interests in its consolidated financial statements. This guidance requires noncontrolling interests, formerly referred to as minority interest, to be shown as a separate component of equity and the changes in ownership interest must be accounted for as equity transactions. It also requires that the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the Consolidated Statements of Income. As a result, the Consolidated Balance Sheets, Consolidated Statements of Income, Consolidated Statements of Equity and Consolidated Statements of Cash Flows present the impact of noncontrolling interests on equity, net income, comprehensive income and cash flow. Net income now includes earnings attributable to both Sara Lee and noncontrolling interests.

In the fourth quarter of 2010, the corporation began to reflect its franchise agreements with independent third party contractors that distribute North American fresh bakery products as VIE's with a noncontrolling interest. The corporation previously had consolidated the results of these independent operators, but did not reflect the noncontrolling interest for these entities as these amounts were not material to the consolidated quarterly and annual financial statements. The consolidated financial statements have been revised, for all periods presented, to reflect these independent third party contractors as noncontrolling interests. Additional information on this can be found under Note 2, Variable Interest Entities.

Discontinued Operations  Beginning in 2010, the results of the Household and Body Care operations are being reported as discontinued operations. The results of the corporation's Mexican Meats, business had previously been reported as discontinued operations in the corporation's 2009 annual report. The results of operations of these businesses through the date of sale are presented as discontinued operations in the Consolidated Statements of Income. Prior to disposition, the assets and liabilities of discontinued operations are aggregated and reported on separate lines of the Consolidated Balance Sheets.

Financial Statement Corrections  During the fourth quarter of 2010, the corporation corrected two errors which reduced net income by  $10 million in 2010. One adjustment related to a true-up of vacation accruals for certain North American hourly employees, which reduced net income by  $7 million. A second adjustment related to a change in the accounting related to third party contractors who distribute North American fresh bakery products, which reduced net income by  $3 million. The impact of correcting these errors in the quarters of 2010 and full year 2008 and 2009 would have been insignificant while the impact on years prior to 2008 would have reduced net income by  $7 million. We evaluated these errors in relation to the current period, which is when they were corrected, as well as the periods in which they originated. Management believes these errors are immaterial to both the consolidated quarterly and annual financial statements.

Summary of Significant Accounting Policies	12 Months Ended
Jul. 03, 2010
Summary of Significant Accounting Policies

Note 2 – Summary of Significant Accounting Policies

The Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles in the U.S. (GAAP).

The preparation of the Consolidated Financial Statements in conformity with GAAP requires management to make use of estimates and assumptions that affect the reported amount of assets and liabilities, revenues and expenses and certain financial statement disclosures. Significant estimates in these Consolidated Financial Statements include allowances for doubtful accounts receivable, net realizable value of inventories, the cost of sales incentives, useful lives of property and identifiable intangible assets, the evaluation of the recoverability of property, identifiable intangible assets and goodwill, self-insurance reserves, income tax and valuation reserves, the valuation of assets and liabilities acquired in business combinations, assumptions used in the determination of the funded status and annual expense of pension and postretirement employee benefit plans, and the volatility, expected lives and forfeiture rates for stock compensation instruments granted to employees. Actual results could differ from these estimates.

Foreign Currency Translation  Foreign currency denominated assets and liabilities are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of other comprehensive income within common stockholders' equity. The corporation translates the results of operations of its foreign subsidiaries at the average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions, the amounts of which are not material, are included in net income.

Reacquired Shares  The corporation is incorporated in the state of Maryland and under those laws reacquired shares are retired. As shares are reacquired, the cost in excess of par value first reduces capital surplus, to the extent available, with any residual cost applied against retained earnings.

Sales Recognition and Incentives  The corporation recognizes sales when they are realized or realizable and earned. The corporation considers revenue realized or realizable and earned when persuasive evidence of an arrangement exists, delivery of products has occurred, the sales price charged is fixed or determinable, and collectibility is reasonably assured. For the corporation, this generally means that we recognize sales when title to and risk of loss of our products pass to our resellers or other customers. In particular, title usually transfers upon receipt of our product at our customers' locations, or upon shipment, as determined by the specific sales terms of the transactions.

Sales are recognized as the net amount to be received after deducting estimated amounts for sales incentives, trade allowances and product returns. The corporation estimates trade allowances and product returns based on historical results taking into consideration the customer, transaction and specifics of each arrangement. The corporation provides a variety of sales incentives to resellers and consumers of its products, and the policies regarding the recognition and display of these incentives within the Consolidated Statements of Income are as follows:

Discounts, Coupons and Rebates  The cost of these incentives is recognized at the later of the date at which the related sale is recognized or the date at which the incentive is offered. The cost of these incentives is estimated using a number of factors, including historical utilization and redemption rates. Substantially all cash incentives of this type are included in the determination of net sales. Incentives offered in the form of free product are included in the determination of cost of sales.

Slotting Fees  Certain retailers require the payment of slotting fees in order to obtain space for the corporation's products on the retailer's store shelves. The cost of these fees is recognized at the earlier of the date cash is paid or a liability to the retailer is created. These amounts are included in the determination of net sales.

Volume-Based Incentives  These incentives typically involve rebates or refunds of a specified amount of cash only if the reseller reaches a specified level of sales. Under incentive programs of this nature, the corporation estimates the incentive and allocates a portion of the incentive to reduce each underlying sales transaction with the customer.

Cooperative Advertising  Under these arrangements, the corporation agrees to reimburse the reseller for a portion of the costs incurred by the reseller to advertise and promote certain of the corporation's products. The corporation recognizes the cost of cooperative advertising programs in the period in which the advertising and promotional activity first takes place. The costs of these incentives are generally included in the determination of net sales.

Fixtures and Racks  Store fixtures and racks are given to retailers to display certain of the corporation's products. The costs of these fixtures and racks are recognized as expense in the period in which they are delivered to the retailer.

Advertising Expense  Advertising costs, which include the development and production of advertising materials and the communication of this material through various forms of media, are expensed in the period the advertising first takes place. Advertising expense is recognized in the "Selling, general and administrative expenses" line in the Consolidated Statements of Income. Total media advertising expense for continuing operations was  $217 million in 2010,  $168 million in 2009 and  $187 million in 2008.

Contingent Sale Proceeds  The corporation sold its European cut tobacco business in 1999. Under the terms of that agreement, the corporation was to receive an annual cash payment of € 95 million if tobacco continued to be a legal product in the Netherlands, Germany and Belgium through July 15, 2009. The contingencies associated with the 2010 and prior payments passed in the first quarter of each fiscal year and the corporation received the annual payments and recorded income in the contingent sales proceeds line in the Consolidated Statements of Income. The payments received increased diluted earnings per share by  $0.19 in 2010,  $0.21 in 2009 and  $0.18 in 2008.

Cash and Equivalents  All highly liquid investments purchased with a maturity of three months or less at the time of purchase are considered to be cash equivalents.

Accounts Receivable Valuation  Accounts receivable are stated at their net realizable value. The allowance for doubtful accounts reflects the corporation's best estimate of probable losses inherent in the receivables portfolio determined on the basis of historical experience, specific allowances for known troubled accounts and other currently available information.

Shipping and Handling Costs  Shipping and handling costs are  $607 million in 2010,  $655 million in 2009 and  $644 million in 2008. The majority of these costs are recognized in the "Selling, general and administrative expenses" line of the Consolidated Statements of Income.

Inventory Valuation  Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method. Rebates, discounts and other cash consideration received from a vendor related to inventory purchases is reflected as a reduction in the cost of the related inventory item, and is therefore, reflected in cost of sales when the related inventory item is sold.

Recognition and Reporting of Planned Business Dispositions  When a decision to dispose of a business component is made, it is necessary to determine how the results will be presented within the financial statements and whether the net assets of that business are recoverable. The following summarizes the significant accounting policies and judgments associated with a decision to dispose of a business.

Discontinued Operations  A discontinued operation is a business component that meets several criteria. First, it must be possible to clearly distinguish the operations and cash flows of the component from other portions of the business. Second, the operations need to have been sold or classified as held for sale. Finally, after the disposal, the cash flows of the component must be eliminated from continuing operations and the corporation may not have any significant continuing involvement in the business. Significant judgments are involved in determining whether a business component meets the criteria for discontinued operation reporting and the period in which these criteria are met.

If a business component is reported as a discontinued operation, the results of operations through the date of sale are presented on a separate line of the income statement. Interest on corporate level debt is not allocated to discontinued operations. Any gain or loss recognized upon the disposition of a discontinued operation is also reported on a separate line of the income statement. Prior to disposition, the assets and liabilities of discontinued operations are aggregated and reported on separate lines of the balance sheet.

Gains and losses related to the sale of business components that do not meet the discontinued operation criteria are reported in continuing operations and separately disclosed if significant.

Businesses Held for Sale  In order for a business to be classified as held for sale, several criteria must be achieved. These criteria include, among others, an active program to market the business and locate a buyer, as well as the probable disposition of the business within one year. Upon being classified as held for sale, the recoverability of the carrying value of a business must be assessed. Evaluating the recoverability of the assets of a business classified as held for sale follows a defined order in which property and intangible assets subject to amortization are considered only after the recoverability of goodwill, intangible assets not subject to amortization and other assets are assessed. After the valuation process is completed, the held for sale business is reported at the lower of its carrying value or fair value less cost to sell and no additional deprecation expense is recognized related to property. The carrying value of a held for sale business includes the portion of the cumulative translation adjustment related to the operation.

Businesses Held for Use  If a decision to dispose of a business is made and the held for sale criteria are not met, the business is considered held for use and its assets are evaluated for recoverability in the following order: assets other than goodwill, property and intangibles; property and intangibles subject to amortization; and finally, goodwill. In evaluating the recoverability of property and intangible assets subject to amortization, in a held for use business, the carrying value of the business is first compared to the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the operation. If the carrying value exceeds the undiscounted expected cash flows, then an impairment is recognized if the carrying value of the business exceeds its fair value.

There are inherent judgments and estimates used in determining future cash flows and it is possible that additional impairment charges may occur in future periods. In addition, the sale of a business can result in the recognition of a gain or loss that differs from that anticipated prior to the closing date.

Property  Property is stated at historical cost and depreciation is computed using the straight-line method over the lives of the assets. Machinery and equipment are depreciated over periods ranging from 3 to 25 years and buildings and building improvements over periods of up to 40 years. Additions and improvements that substantially extend the useful life of a particular asset and interest costs incurred during the construction period of major properties are capitalized. Leasehold improvements are capitalized and amortized over the shorter of the remaining lease term or remaining economic useful life. Repairs and maintenance costs are charged to expense. Upon sale or disposition of a property element, the cost and related accumulated depreciation are removed from the accounts. Capitalized interest was  $10 million in 2010,  $10 million in 2009 and  $18 million in 2008.

Property is tested for recoverability whenever events or changes in circumstances indicate that its carrying value may not be recoverable. Such events include significant adverse changes in the business climate, current period operating or cash flow losses, forecasted continuing losses or a current expectation that an asset group will be disposed of before the end of its useful life. Recoverability of property is evaluated by a comparison of the carrying amount of an asset or asset group to future net undiscounted cash flows expected to be generated by the asset or asset group. If the carrying amount exceeds the estimated future undiscounted cash flows then an asset is not recoverable. The impairment loss recognized is the amount by which the carrying amount of the asset exceeds the estimated fair value using discounted estimated future cash flows.

Assets that are to be disposed of by sale are recognized in the financial statements at the lower of carrying amount or fair value, less cost to sell, and are not depreciated after being classified as held for sale. In order for an asset to be classified as held for sale, the asset must be actively marketed, be available for immediate sale and meet certain other specified criteria.

Trademarks and Other Identifiable Intangible Assets  The primary identifiable intangible assets of the corporation are trademarks and customer relationships acquired in business combinations and computer software. The corporation capitalizes direct costs of materials and services used in the development and purchase of internal-use software. Identifiable intangibles with finite lives are amortized and those with indefinite lives are not amortized. The estimated useful life of a finite-lived identifiable intangible asset is based upon a number of factors, including the effects of demand, competition, expected changes in distribution channels and the level of maintenance expenditures required to obtain future cash flows.

Identifiable intangible assets that are subject to amortization are evaluated for impairment using a process similar to that used in evaluating the recoverability of property, plant and equipment. Identifiable intangible assets not subject to amortization are assessed for impairment at least annually and as triggering events may occur. The impairment test for identifiable intangible assets not subject to amortization consists of a comparison of the fair value of the intangible asset with its carrying amount. An impairment loss is recognized for the amount by which the carrying value exceeds the fair value of the asset. In making this assessment, management relies on a number of factors to discount estimated future cash flows including operating results, business plans and present value techniques. Rates used to discount cash flows are dependent upon interest rates and the cost of capital at a point in time. There are inherent assumptions and judgments required in the analysis of intangible asset impairment. It is possible that assumptions underlying the impairment analysis will change in such a manner that impairment in value may occur in the future.

Goodwill  Goodwill is the difference between the purchase price and the fair value of the assets acquired and liabilities assumed in a business combination. When a business combination is completed, the assets acquired and liabilities assumed are assigned to the reporting unit or units of the corporation given responsibility for managing, controlling and generating returns on these assets and liabilities. Reporting units are business components at or one level below the operating segment level for which discrete financial information is available and reviewed by segment management. In many instances, all of the acquired assets and liabilities are assigned to a single reporting unit and in these cases all of the goodwill is assigned to the same reporting unit. In those situations in which the acquired assets and liabilities are allocated to more than one reporting unit, the goodwill to be assigned to each reporting unit is determined in a manner similar to how the amount of goodwill recognized in the business combination is determined.

Goodwill is not amortized; however, it is assessed for impairment at least annually and as triggering events may occur. The corporation previously performed its annual review for impairment in the second quarter of each fiscal year but moved its testing to the fourth quarter beginning in this fiscal year in order to better align the impairment review with the corporation's long-range planning process. Recoverability of goodwill is evaluated using a two-step process. The first step involves a comparison of the fair value of a reporting unit with its carrying value. If the carrying value of the reporting unit exceeds its fair value, the second step of the process is necessary and involves a comparison of the implied fair value and the carrying value of the goodwill of that reporting unit. If the carrying value of the goodwill of a reporting unit exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to the excess.

In evaluating the recoverability of goodwill, it is necessary to estimate the fair values of the reporting units. In making this assessment, management relies on a number of factors to discount anticipated future cash flows, including operating results, business plans and present value techniques. In 2010, the fair value of reporting units is estimated based on a weighing of two models – a discounted cash flow model and a market multiple model. The discounted cash flow model uses management's business plans and projections as the basis for expected future cash flows for the first three years and a 2% residual growth rate thereafter. The market multiple approach employs market multiples of revenues and earnings for companies comparable to the corporation's reporting units. Management believes the assumptions used for the impairment test are consistent with those utilized by a market participant performing similar valuations for our reporting units. A separate discount rate derived from published sources was utilized for each reporting unit and, on a weighted average basis, the discount rate used was 10.2%. Rates used to discount cash flows are dependent upon interest rates, market-based risk premium and the cost of capital at a point in time. Because some of the inherent assumptions and estimates used in determining the fair value of these reporting units are outside the control of management, including interest rates, market-based risk premium, the cost of capital, and tax rates, changes in these underlying assumptions and our credit rating can also adversely impact the business units' fair values. The amount of any impairment is dependent on these factors, which cannot be predicted with certainty.

Exit and Disposal Activities  Exit and disposal activities primarily consist of various actions to sever employees, exit certain contractual obligations and dispose of certain assets. Charges are recognized for these actions at their fair value in the period in which the liability is incurred. Adjustments to previously recorded charges resulting from a change in estimated liability are recognized in the period in which the change is identified. Our methodology used to record these charges is described below.

Severance Severance actions initiated by the corporation are generally covered under previously communicated benefit arrangements under GAAP, which provides for termination benefits in the event that an employee is involuntarily terminated. Liabilities are recorded under these arrangements when it is probable that employees will be entitled to benefits and the amount can be reasonably estimated. This generally occurs when management with the appropriate level of authority approves an action to terminate employees who have been identified and targeted for termination within one year.

Noncancelable Lease and Contractual Obligations Liabilities are incurred for noncancelable lease and other contractual obligations when the corporation terminates the contract in accordance with contract terms or when the corporation ceases using the right conveyed by the contract or exits the leased space. The charge for these items is determined based on the fair value of remaining lease rentals reduced by the fair value of estimated sublease rentals that could reasonably be obtained for the property, estimated using an expected present value technique.

Other For other costs associated with exit and disposal activities, a charge is recognized at its fair value in the period in which the liability is incurred, estimated using an expected present value technique, generally when the services are rendered.

Stock-Based Compensation The corporation recognizes the cost of employee services received in exchange for awards of equity instruments based upon the grant date fair value of those awards.

Income Taxes As a global commercial enterprise, the corporation's tax rate from period to period is affected by many factors. The most significant of these factors includes changes in tax legislation, the global mix of earnings, the tax characteristics of the corporation's income, the timing and recognition of goodwill impairments, acquisitions and dispositions and the portion of the income of foreign subsidiaries that is expected to be repatriated to the U.S. and be taxable. In addition, the corporation's tax returns are routinely audited and finalization of issues raised in these audits sometimes affects the tax provision. It is reasonably possible that tax legislation in the jurisdictions in which the corporation does business may change in future periods. While such changes cannot be predicted, if they occur, the impact on the corporation's tax assets and obligations will need to be measured and recognized in the financial statements.

Deferred taxes are recognized for the future tax effects of temporary differences between financial and income tax reporting using tax rates for the years in which the differences are expected to reverse. Federal income taxes are provided on that portion of the income of foreign subsidiaries that are expected to be remitted to the U.S. and be taxable.

The management of the corporation periodically estimates the probable tax obligations of the corporation using historical experience in tax jurisdictions and informed judgments in accordance with GAAP. For a tax benefit to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by the taxing authority. The corporation adjusts these reserves in light of changing facts and circumstances; however, due to the complexity of some of these situations, the ultimate payment may be materially different from the estimated recorded amounts. Any adjustment to a tax reserve impacts the corporation's tax expense in the period in which the adjustment is made.

Defined Benefit, Postretirement and Life-Insurance Plans

The corporation recognizes the funded status of defined pension and postretirement plans in the Consolidated Balance Sheet. The funded status is measured as the difference between the fair market value of the plan assets and the benefit obligation. Beginning in 2009, the corporation measures its plan assets and liabilities as of its fiscal year end. For a defined benefit pension plan, the benefit obligation is the projected benefit obligation; for any other defined benefit postretirement plan, such as a retiree health care plan, the benefit obligation is the accumulated postretirement benefit obligation. Any overfunded status should be recognized as an asset and any underfunded status should be recognized as a liability. As part of the initial recognition of the funded status, any transitional asset/ (liability), prior service cost (credit) or actuarial (gain)/loss that had not yet been recognized as a component of net periodic cost was recognized in the accumulated other comprehensive income section of the Consolidated Statements of Equity, net of tax. Accumulated other comprehensive income will be adjusted as these amounts are subsequently recognized as a component of net periodic benefit costs in future periods.

In 2010 the corporation adopted new accounting guidance regarding an employer's disclosure of plan assets of defined benefit pension and other postretirement benefit plans. The amended guidance requires disclosures about plan assets including how investment allocation decisions are made, the major categories of plans assets, the inputs and valuation techniques used to measure the fair value of plan assets, the effect of fair value measurements using significant unobservable inputs on changes in plan assets for the period and significant concentrations of risk within plan assets.

Financial Instruments The corporation uses financial instruments, including forward exchange, options, futures and swap contracts, to manage its exposures to movements in interest rates, foreign exchange rates and commodity prices. The use of these financial instruments modifies the exposure of these risks with the intent to reduce the risk or cost to the corporation. The corporation does not use derivatives for trading purposes and is not a party to leveraged derivatives.

The corporation uses either hedge accounting or mark-to-market accounting for its derivative instruments. Under hedge accounting, the corporation formally documents its hedge relationships, including identification of the hedging instruments and the hedged items, as well as its risk management objectives and strategies for undertaking the hedge transaction. This process includes linking derivatives that are designated as hedges of specific assets, liabilities, firm commitments or forecasted transactions. The corporation also formally assesses, both at inception and at least quarterly thereafter, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in either the fair value or cash flows of the hedged item. If it is determined that a derivative ceases to be a highly effective hedge, or if the anticipated transaction is no longer likely to occur, the corporation discontinues hedge accounting and any deferred gains or losses are recorded in the "Selling, general and administrative expenses" line in the Consolidated Statements of Income. Derivatives are recorded in the Consolidated Balance Sheets at fair value in other assets and other liabilities. For more information about accounting for derivatives see Note 15, "Financial Instruments".

Self-Insurance Reserves The corporation purchases third-party insurance for workers' compensation, automobile and product and general liability claims that exceed a certain level. The corporation is responsible for the payment of claims under these insured limits. The undiscounted obligation associated with these claims is accrued based on estimates obtained from consulting actuaries. Historical loss development factors are utilized to project the future development of incurred losses, and these amounts are adjusted based upon actual claim experience and settlements. Accrued reserves, excluding any amounts covered by insurance, were  $187 million as of July 3, 2010 and  $201 million as of June 27, 2009.

Business Acquisitions In 2010, the corporation adopted new accounting guidance related to business combinations, which requires changes in the accounting and reporting of business acquisitions. This guidance requires an acquirer to recognize and measure the identifiable assets acquired, liabilities assumed, contractual contingencies, contingent consideration and any noncontrolling interest in an acquired business at fair value on the acquisition date. In addition, it also requires expensing acquisition costs when incurred, restructuring costs in periods subsequent to the acquisition date and any adjustments to deferred tax asset valuation allowances and acquired uncertain tax positions after the measurement period to be reflected in income tax expense. The adoption of this guidance has not impacted the consolidated financial statements.

Variable Interest Entities The corporation consolidates variable interest entities ("VIEs") of which it is the primary beneficiary. Legal entities with which the corporation becomes involved are assessed to determine whether such entities are VIEs and, if so, whether or not the corporation is the primary beneficiary. In general, the corporation determines whether it is the primary beneficiary of a VIE through a qualitative analysis of risk, which identifies which variable interest holder absorbs the majority of the financial risk or rewards and variability of the VIE. In performing this analysis, we consider all relevant facts and circumstances, including: the design and activities of the VIE, terms of VIE contracts, identification of other variable interest holders, our explicit arrangements and our implicit variable interests.

The corporation enters into franchise agreements with independent third party contractors ("Independent Operators") representing distribution rights to sell and distribute fresh bakery products via direct-store-delivery to retail outlets in defined sales territories. The corporation does not hold equity interests in any of the Independent Operator entities. Independent Operators generally finance the purchase of distribution rights through note agreements with a financial institution, which, in the aggregate, are partially guaranteed by Sara Lee. In addition, the corporation maintains explicit and implicit commitments to maintain the function of routes to ensure product delivery to customers. The corporation determined that all Independent Operators are variable interest entities of which it is the primary beneficiary, primarily as a result of Sara Lee's debt guarantee and other route maintenance obligations.

As a result of consolidating these Independent Operator variable interest entities, the corporation reflected the following in its balance sheets:

In millions	2010	2009

Inventories – finished goods	$2	$1
Property – machinery and equipment	22	25

Total assets	$24	$26

Current portion of long-term debt	$12	$11
Long-term debt excluding current portion	58	66

Total liabilities	$70	$77

Noncontrolling interests	$23	$12

Lease obligations presented within long-term debt captions on the balance sheet are secured by the vehicles subject to lease and do not represent additional claims on the corporation's general assets. The corporation's maximum exposure for loss associated with the Independent Operator entities is limited to  $52 million of long-term debt of the Independent Operators as of July 3, 2010.

Intangible Assets and Goodwill	12 Months Ended
Jul. 03, 2010
Intangible Assets and Goodwill

Note 3 – Intangible Assets and Goodwill

The primary components of the corporation's intangible assets reported in continuing operations and the related amortization expense are as follows:

In millions	Gross	Accumulated Amortization	Net Book Value
2010
Intangible assets subject to amortization
Trademarks and brand names	$ 287	$106	$181
Customer relationships	412	249	163
Computer software	367	269	98
Other contractual agreements	19	11	8

	$1,085	$635	450

Trademarks and brand names not subject to amortization			54

Net book value of intangible assets			$504

2009
Intangible assets subject to amortization
Trademarks and brand names	$ 295	$ 95	$200
Customer relationships	427	229	198
Computer software	299	177	122
Other contractual agreements	29	17	12

	$1,050	$518	532

Trademarks and brand names not subject to amortization			55

Net book value of intangible assets			$587

The year-over-year change in the value of trademarks and brand names is primarily due to changes in foreign currency exchange rates. The amortization expense reported in continuing operations for intangible assets subject to amortization was  $83 million in 2010,  $87 million in 2009 and  $89 million in 2008. The estimated amortization expense for the next five years, assuming no change in the estimated useful lives of identifiable intangible assets or changes in foreign exchange rates, is as follows:  $74 million in 2011,  $49 million in 2012,  $42 million in 2013,  $34 million in 2014 and  $20 million in 2015. At July 3, 2010, the weighted average remaining useful life for trademarks is 18 years; customer relationships is 17 years; computer software is 3 years; and other contractual agreements is 7 years.

During 2009, the corporation recognized impairment charges of  $79 million related to certain trademarks associated with the International Bakery segment. These charges are more fully described in Note 4 to the Consolidated Financial Statements, "Impairment Charges." In 2009, trademarks of  $8 million and customer relationships and other contractual agreements of  $3 million were recognized with the acquisition of the Café Moka beverage business in Brazil.

During 2008, the corporation recognized impairment charges of  $13 million related to certain trademarks that are related to the North American Retail segment. These charges are more fully described in Note 4 to the Consolidated Financial Statements, "Impairment Charges."

Goodwill In 2009, the International Beverage segment acquired Café Moka, a Brazilian based producer and wholesaler of coffee, and recognized  $18 million of goodwill.

In 2009, non-deductible goodwill of  $107 million and  $124 million was impaired in the North American foodservice beverage and Spanish bakery reporting units, respectively. These charges are more fully described in Note 4 to the Consolidated Financial Statements, "Impairment Charges."

In 2008, non-deductible goodwill of  $382 million and  $400 million was impaired in the North American foodservice bakery and Spanish bakery reporting units, respectively. These charges are more fully described in Note 4 to the Consolidated Financial Statements, "Impairment Charges."

The goodwill reported in continuing operations associated with each business segment and the changes in those amounts during 2010 and 2009 are as follows:

In millions	North American Retail	North American Fresh Bakery	North American Foodservice	International Beverage	International Bakery	Total
Balance at June 28, 2008
Gross goodwill	$102	$287	$ 983	$ 355	$ 744	$ 2,471
Accumulated impairment losses	–	–	(382)	(92)	(400)	(874)

Net goodwill	102	287	601	263	344	1,597

Impairments	–	–	(107)	–	(124)	(231)
Acquisition	–	–	–	18	–	18
Foreign exchange/other	1	–	–	(51)	(39)	(89)
Net book value at June 27, 2009
Gross goodwill	103	287	983	322	705	2,400
Accumulated impairment losses	–	–	(489)	(92)	(524)	(1,105)

Net goodwill	103	287	494	230	181	1,295

Foreign exchange/other	–	1	–	(16)	(19)	(34)
Net book value at July 3, 2010
Gross goodwill	103	288	983	306	686	2,366
Accumulated impairment losses	–	–	(489)	(92)	(524)	(1,105)

Net goodwill	$103	$288	$ 494	$ 214	$ 162	$ 1,261

Impairment Charges	12 Months Ended
Jul. 03, 2010
Impairment Charges

Note 4 – Impairment Charges

The corporation recognized impairment charges in 2010, 2009 and 2008 and the significant impairments are recorded in "Impairment charges" in the Consolidated Statements of Income. The tax benefit is determined using the statutory tax rates for the tax jurisdiction in which the impairment occurred. The impact of these charges is summarized in the following tables:

In millions	Pretax Impairment Charge	Tax Benefit	After Tax Charge
2010
North American Foodservice	$ (15)	$ 5	$ (10)
International Bakery	(13)	4	(9)

Total impairments – 2010	$ (28)	$ 9	$ (19)

2009
North American Foodservice	$(107)	$ –	$(107)
International Bakery	(207)	25	(182)

Total impairments – 2009	$(314)	$25	$(289)

2008
North American Retail	$(20)	$8	$(12)
North American Foodservice	(431)	16	(415)
International Bakery	(400)	–	(400)

Total impairments – 2008	$(851)	$24	$(827)

The corporation currently tests goodwill and intangible assets not subject to amortization for impairments in the fourth quarter of its fiscal year and whenever a significant event occurs or circumstances change that would more likely than not reduce the fair value of these intangible assets. Prior to 2010, the impairment tests were performed in the second quarter. Other long-lived assets are tested for recoverability whenever events or changes in circumstances indicate that its carrying value may not be recoverable. The following is a discussion of each impairment charge:

2010

North American Foodservice Property The corporation recognized a  $15 million impairment charge related to the writedown of manufacturing equipment associated with the foodservice bakery operations of the North American Foodservice segment due to the loss of a customer contract.

International Bakery Property The corporation recognized a  $13 million impairment charge related to the writedown of bakery equipment associated with the Spanish bakery operations of the International Bakery segment.

2009

North American Foodservice Goodwill In 2009, the corporation determined that the carrying amount of its North American foodservice beverage reporting unit, which is reported in the North American Foodservice segment, exceeded its fair value. Based upon a comparison of the implied fair value of the goodwill in the reporting unit with the carrying value, management concluded that a  $107 million impairment charge needed to be recognized. The impairment loss recognized equaled the entire amount of remaining goodwill in the North American foodservice beverage reporting unit. No tax benefit was recognized on the charge.

International Bakery Property, Goodwill and Trademarks In 2009, the corporation concluded that the carrying amount of the Spanish bakery reporting unit, which is part of the International Bakery segment, exceeded its fair value. Based upon a comparison of the implied fair value of the goodwill in the reporting unit with the carrying value, management concluded that a  $124 million goodwill impairment charge needed to be recognized for which there is no tax benefit. The impairment loss recognized equaled the entire amount of remaining goodwill in the Spanish bakery reporting unit. The corporation also assessed the realization of the Spanish bakery long-lived assets. The corporation considered the results of a third party fair value estimate of these long-lived assets and recorded an impairment charge of  $83 million ( $58 million after tax) for the difference between fair value and carrying value. Of this total,  $79 million related to trademarks, the associated fair value of which was estimated using the royalty savings method.

2008

North American Retail Property and Trademarks In 2008, management determined that a North American retail meats facility would be disposed due to its high cost structure and reduced demand for the products produced at the facility. Based on estimates of cash flows to be generated through the date of disposition, the corporation concluded that it was necessary to recognize a pretax impairment charge of  $20 million, of which  $7 million related to property and  $13 million related to trademarks.

North American Foodservice and International Bakery Goodwill In 2008, the corporation concluded that the carrying amounts of the North American foodservice bakery and Spanish bakery reporting units exceeded their respective fair values. Management compared the implied fair value of the goodwill in each reporting unit with the carrying value and concluded that a  $782 million goodwill impairment charge needed to be recognized in the fourth quarter of 2008. Of this amount,  $382 million related to the North American foodservice bakery reporting unit and  $400 million related to the Spanish bakery reporting unit. No tax benefit is recognized on the goodwill impairments.

North American Foodservice Property and Goodwill In 2008, the corporation received a non-binding offer for its U.S. direct store delivery foodservice beverage business (DSD) which was part of the North American Foodservice segment. Utilizing the net purchase price, which was less than the carrying value, the corporation conducted an impairment review of DSD and recognized a pretax impairment charge of  $49 million in the fourth quarter of 2008, of which  $38 million related to property and  $11 million related to goodwill. The remaining assets of this business were classified as held for sale at the end of 2008. During 2009, the corporation completed the disposition of the DSD business and received  $42 million.

Discontinued Operations	12 Months Ended
Jul. 03, 2010
Discontinued Operations

Note 5 – Discontinued Operations

In 2010, the corporation received binding offers for the sale of its global body care and European detergents businesses for € 1.275 billion; its air care business for € 320 million; and its non-Indian insecticides business for € 154 million. These proposed transactions are subject to certain customary closing conditions and regulatory approvals. Together these businesses represent over 70% of the net sales of the international household and body care businesses. The corporation is also actively marketing for sale its remaining household and body care businesses and, as a result, the businesses that formerly comprised the International Household and Body Care segment – air care, body care, shoe care and insecticides –are classified as discontinued operations and are presented in a separate line in the Consolidated Statements of Income for all periods presented. The assets and liabilities of these businesses to be sold meet the accounting criteria to be classified as held for sale and have been aggregated and reported on separate lines of the Consolidated Balance Sheets for all periods presented.

In 2010, the corporation disposed of its Godrej Sara Lee joint venture, an insecticide business in India, which had been part of the household and body care businesses. The corporation completed the disposition of its air care business in July 2010 and anticipates closing on the sale of the body care, European detergents, and insecticides business during calendar 2010. In 2008, the corporation disposed of its Mexican Meats operations, and realized a loss from its European Branded Apparel business which was sold in 2006.

Results of Discontinued Operations The amounts in the tables below reflect the operating results of the businesses reported as discontinued operations. The amounts of any gains or losses related to the disposal of these discontinued operations are excluded.

In millions	Net Sales	Pretax Income (Loss)	Income (Loss)

2010
International Household and Body Care businesses	$2,126	$254	$(199)

2009
International Household and Body Care businesses	$2,000	$245	$155

2008
International Household and Body Care businesses	$2,264	$330	$250
European Branded Apparel	–	(15)	(15)
Mexican Meats	238	2	1

Total	$2,502	$317	$236

A full year of results for the Godrej Sara Lee joint venture business was not included in 2010 as the business was sold in the fourth quarter of 2010; and a full year of results for the Mexican meats business was not included in 2008 as the business was sold in the third quarter of 2008.

As a result of the planned disposition of the body care, European detergents and air care businesses, the corporation anticipates a significant reduction in the expected years of future service for the employees associated with a defined benefit pension plan in the Netherlands. Although the business dispositions have not as yet been completed, a pretax curtailment loss of  $10 million was recognized because the loss was both probable and reasonably estimable. The curtailment loss, which relates to the previously unamortized prior service cost associated with this benefit plan, was recognized in the results of discontinued operations.

The  $453 million tax expense related to the results of the discontinued operations reported in 2010 includes the following significant tax amounts: i) a  $428 million tax charge related to the company's third quarter decision to no longer reinvest overseas earnings attributable to overseas cash and the net assets of the household and body care businesses; ii) a  $40 million tax benefit related to the reversal of a tax valuation allowance on United Kingdom net operating loss carryforwards as a result of the anticipated gain from the household and body care business dispositions; and iii) a  $22 million tax benefit related to the anticipated utilization of U.S. capital loss carryforwards available to offset the capital gain resulting from the household and body care business dispositions.

In 2008, the  $15 million charge associated with the European Branded Apparel business, which was sold in 2006, related to the settlement of a pension plan in the U.K.

Gain (Loss) on the Sale of Discontinued Operations The gains (losses) on the sales of discontinued operations recognized in 2010 and 2008 are summarized in the following tables.

In millions	Pretax Gain (Loss) on Sale	Tax (Charge)/ Benefit	After Tax Gain (Loss)

2010
Godrej Sara Lee joint venture	$150	$(72)	$ 78
Other	8	(2)	6

Total	$158	$(74)	$ 84

2008
Mexican Meats	$ (23)	$ (1)	$(24)

Business Sold in 2010

Godrej Sara Lee Joint Venture In May 2010, the corporation completed the disposition of its Godrej Sara Lee joint venture business, which was part of the International Household and Body Care segment, and recognized an after tax gain on the disposition. A total of  $230 million of cash proceeds was received from the disposition of this business.

Business Sold in 2008

Mexican Meats In March 2008, the corporation completed the disposition of its investment in its Mexican meats operation, which had been reported in the North American Retail segment, and recognized an after tax loss on disposition. A total of  $55 million of cash proceeds was received from the disposition of this business.

Discontinued Operations Cash Flows The corporation's discontinued operations impacted the cash flows of the corporation as summarized in the table below.

In millions	2010	2009	2008

Discontinued operations impact on
Cash from operating activities	$321	$260	$221
Cash used in investing activities	(18)	(19)	(26)
Cash used in financing activities	(311)	(235)	(209)

Net cash impact of discontinued operations	$(8)	$6	$(14)

Cash balance of discontinued operations
At start of period	$8	$2	$16
At end of period	–	8	2

Increase/(decrease) in cash of discontinued operations	$(8)	$6	$(14)

The cash used in financing activities primarily represents the net transfers of cash with the corporate office. The net assets of the discontinued operations includes only the cash noted above as most of the cash of those businesses has been retained as a corporate asset.

The following is a summary of the net assets held for sale as of July 3, 2010 and June 27, 2009, which primarily consists of the net assets of the international household and body care businesses.

In millions	July 3, 2010	June 27, 2009

Cash and cash equivalents	$ –	$ 8
Trade accounts receivable	48	60
Inventories	188	262
Other current assets	24	48

Total current assets held for sale	260	378

Property	144	156
Trademarks and other intangibles	188	221
Goodwill	496	568
Other assets	4	19

Assets held for sale	$1,092	$1,342

Accounts payable	$27	$50
Accrued expenses and other current liabilities	220	228
Current maturities of long-term debt	6	9

Total current liabilities held for sale	253	287
Long-term debt	2	7
Other liabilities	8	6

Liabilities held for sale	$ 263	$ 300

Noncontrolling interest	$ 5	$ 22

Exit, Disposal and Restructuring Activities	12 Months Ended
Jul. 03, 2010
Exit, Disposal and Restructuring Activities

Note 6 – Exit, Disposal and Restructuring Activities

As part of its ongoing efforts to improve its operational performance and reduce cost, the corporation initiated Project Accelerate in 2009, which is a series of global initiatives designed to drive significant savings in the next three years. It is anticipated that the overall cost of the initiatives will include severance costs as well as transition costs associated with transferring services to an outside third party. An important component of Project Accelerate involves outsourcing pieces of the North American and European Finance (transaction processing) and Global Information Services (applications development and maintenance) groups as well as the company's indirect procurement activities. In addition to cost savings, this business process outsourcing will help the corporation drive standardization, increase efficiency and provide flexibility. The corporation began implementation of the initiative in North America and Europe in the second quarter of 2009 and plans to complete global implementation within three years.

The company also announced a transformation plan in February 2005 designed to improve performance and better position the company for long-term growth. The plan involved significant changes in the company's organizational structure, portfolio changes involving the disposition of a significant portion of the corporation's business, and a number of actions to improve operational efficiency. The corporation has recognized certain trailing costs related to these transformation actions, including the impact of certain activities that were completed for amounts more favorable than previously estimated.

The corporation also incurs exit, disposition and restructuring charges for initiatives outside of the scope of the projects noted above.

The nature of the costs incurred under these plans includes the following:

Exit Activities, Asset and Business Disposition Actions

These amounts primarily relate to:

•	Employee termination costs

•	Lease exit costs

•  Gains or losses on the disposition of assets or asset groupings that do not qualify as discontinued operations

Transformation/Accelerate costs recognized in Cost of Sales and Selling, General and Administrative Expenses

These amounts primarily relate to:

•  Expenses associated with the installation of new information systems, including the amortization of capitalized software costs

•	Costs to retain and relocate employees

•	Consulting costs

•  Costs associated with the transition of services to an outside third party vendor as part of a business process outsourcing initiative

Transformation/Accelerate costs are recognized in Cost of Sales or Selling, General and Administrative Expenses in the Consolidated Statements of Income as they do not qualify for treatment as an exit activity or asset and business disposition pursuant to the accounting rules for exit and disposal activities. However, management believes that the disclosure of these transformation/Accelerate related charges provides the reader with greater transparency to the total cost of the initiatives.

The following is a summary of the (income) expense associated with new and ongoing actions, which also highlights where the costs are reflected in the Consolidated Statements of Income along with the impact on diluted EPS:

In millions	2010	2009	2008

Cost of sales
Transformation charges – IT costs	$–	$–	$4
Selling, general and administrative expenses
Transformation charges – IT costs	–	4	23
Transformation/Accelerate charges – other	23	17	2
Net charges for (income from)
Exit activities	64	103	40
Asset and business dispositions	20	–	(1)

Reduction in income from continuing operations before income taxes	107	124	68
Income tax benefit	(35)	(33)	(25)

Reduction in income from continuing operations	$72	$91	$43

Impact on diluted EPS from continuing operations	$0.10	$0.13	$0.06

The impact of these actions on the corporation's business segments and unallocated corporate expenses is summarized as follows:

In millions	2010	2009	2008

North American Retail	$ 4	$ –	$14
North American Fresh Bakery	–	6	3
North American Foodservice	10	(1)	5
International Beverage	12	53	13
International Bakery	47	38	9

Decrease in business segment income	73	96	44
Increase in general corporate expenses	34	28	24

Total	$107	$124	$68

The following discussion provides information concerning the exit, disposal and transformation/Accelerate activities for each year where actions were initiated and material reserves exist.

2010 Actions During 2010, the corporation approved certain actions related to exit, disposal, and Accelerate activities and recognized charges of  $118 million related to these actions. Each of these activities is to be completed within a 12-month period after being approved and include the following:

•   Recognized a charge to implement a plan to terminate 1,154 employees, related to European beverage, European bakery and North American foodservice operations, and provide them with severance benefits in accordance with benefit plans previously communicated to the affected employee group or with local employment laws. Of the 1,154 targeted employees, 635 employees have not yet been terminated, but are expected to be terminated within the next 12 months.

•   Recognized costs associated with the transition of services to an outside third party vendor as part of a business process outsourcing initiative.

•  Recognized a  $20 million net loss associated with the disposition of certain bakery manufacturing facilities in Spain.

The following table summarizes the net charges taken for the exit, disposal and Accelerate activities approved during 2010 and the related status as of July 3, 2010. The accrued amounts remaining represent those cash expenditures necessary to satisfy remaining obligations. The majority of the cash payments to satisfy the accrued costs are expected to be paid in the next 12 months. The composition of these charges and the remaining accruals are summarized below. Approximately  $30 million to  $50 million of additional charges are expected to be recognized within the next twelve month period.

In millions	Employee Termination and Other Benefits	Accelerate Costs – IT and Other	Non- cancellable Leases	Asset and Business Disposition Actions	Total

Exit, disposal and other costs recognized during 2010	$ 59	$ 24	$ 15	$ 20	$ 118
Charges recognized in discontinued operations	9	–	9	–	18
Cash payments	(22)	(21)	(11)	–	(54)
Non-cash charges	(1)	–	–	–	(1)
Foreign exchange impacts	(5)	–	–	–	(5)
Asset and business disposition losses	–	–	–	(20)	(20)

Accrued costs as of July 3, 2010	$ 40	$ 3	$ 13	$ –	$ 56

2009 Actions During 2009, the corporation approved certain actions related to exit, disposal, transformation and Accelerate activities and recognized net charges of  $125 million related to these actions. Each of these activities is to be completed within a 12-month period and include the following:

•  Implemented a plan to terminate 969 employees primarily related to the European beverage and bakery operations and the fresh bakery operations and corporate office group in North America and provide them with severance benefits in accordance with benefit plans previously communicated to the affected employee group or with local employment laws. Of the 969 targeted employees, 46 employees have not yet been terminated, but are expected to be terminated within the next six months.

•  Recognized costs related to the implementation of common information systems across the organization in order to improve operational efficiencies. These costs primarily relate to the amortization of certain capitalized software costs.

•  Recognized costs associated with the transition of business support services to an outside third party vendor as part of a business process outsourcing initiative.

The following table summarizes the net charges taken for the exit, disposal and transformation/Accelerate activities approved during 2009 and the related status as of July 3, 2010. The accrued amounts remaining represent those cash expenditures necessary to satisfy remaining obligations. The majority of the cash payments to satisfy the accrued costs are expected to be paid in the next year. The corporation does not anticipate any additional material future charges related to the 2009 actions. The composition of these charges and the remaining accruals are summarized below.

In millions	Employee Termination and Other Benefits	Transfor- mation Costs –IT and Other	Total

Exit, disposal and other costs recognized during 2009	$ 106	$ 19	$125
Charges recognized in discontinued operations	13	3	16
Non-cash charges	–	(2)	(2)
Cash payments	(24)	(14)	(38)
Accrued costs as of June 27, 2009	95	6	101
Non-cash charges	(3)	–	(3)
Cash payments	(56)	(2)	(58)
Change in estimate	(12)	(1)	(13)
Foreign exchange impacts	(2)	–	(2)

Accrued costs as of July 3, 2010	$ 22	$ 3	$ 25

2008 Actions During 2008, the corporation approved certain actions related to exit, disposal and transformation activities and recognized net charges of  $65 million related to these actions. Each of these actions was to be completed within a 12-month period. A description of these activities includes the following:

•  Implemented a plan to terminate 525 employees primarily related to the North American retail and foodservice operations and provide them with severance benefits in accordance with benefit plans previously communicated to the affected employee group or with local employment laws.

•	Incurred costs to exit certain leased space, including the exit of a North American R&D facility.

•  Recognized net gains associated with the disposal of several asset groupings, the largest of which was a  $3 million gain related to the disposition of a North American Foodservice manufacturing facility.

•  Recognized costs related to the implementation of common information systems across the organization in order to improve operational efficiencies. These primarily relate to costs associated with assessing current systems, the evaluation of system alternatives, and process re-engineering costs, as well as the amortization of certain capitalized software.

The following table summarizes the net charges taken for the exit, disposal and transformation activities approved during 2008 and the related status as of July 3, 2010. The accrued amounts remaining represent those cash expenditures necessary to satisfy remaining obligations. The majority of the cash payments to satisfy the accrued costs are expected to be paid in the next year. The corporation does not anticipate any additional material future charges related to the 2008 actions.

In millions	Em- ployee Termi- nation and Other Benefits	Non- cancelable Lease and Other Con- tractual Obli- gations	Asset and Business Dis- position Actions	Transfor- mation Costs - IT and Other	Total

Exit, disposal and other costs recognized during 2008	$ 36	$ 3	$(2)	$ 28	$ 65
Charges recognized in discontinued operations	–	–	1	7	8
Cash payments	(7)	–	–	(33)	(40)
Asset and business disposition gains (losses)	–	–	1	–	1

Accrued costs as of June 28, 2008	29	3	–	2	34
Cash payments	(15)	–	–	(2)	(17)
Change in estimate	(2)	–	–	–	(2)
Foreign exchange impacts	(1)	–	–	–	(1)

Accrued costs as of June 27, 2009	11	3	–	–	14
Cash payments	(5)	(1)	–	–	(6)
Change in estimate	(2)	4	–	–	2

Accrued costs as of July 3, 2010	$ 4	$ 6	$ –	$ –	$ 10

Other Restructuring Actions Prior to 2008, the corporation had approved and completed various actions to exit certain defined business activities and lower its cost structure, and these actions have had minimal impact on current year results. In 2010, adjustments were made to certain accrued obligations remaining for these completed actions. These adjustments related to the final settlement of certain planned termination actions which increased income from continuing operations before income taxes by  $1 million and are reported in the "Net charges for exit activities, asset and business dispositions" line of the Consolidated Statements of Income.

As of July 3, 2010, the accrued liabilities remaining in the Consolidated Balance Sheet related to these completed actions total  $14 million and represent certain severance obligations. These accrued amounts are expected to be satisfied in cash and will be funded from operations.

Common Stock	12 Months Ended
Jul. 03, 2010
Common Stock

Note 7 – Common Stock

Changes in outstanding shares of common stock for the past three years were:

Shares in thousands	2010	2009	2008

Beginning balances	695,658	706,359	724,433
Stock issuances
Stock option and benefit plans	1,055	38	1,163
Restricted stock plans	1,741	543	320
Reacquired shares	(36,417)	(11,390)	(19,669)
Other	81	108	112

Ending balances	662,118	695,658	706,359

Common stock dividends and dividend-per-share amounts declared on outstanding shares of common stock were:

In millions except per share data	2010	2009	2008

Common stock dividends declared	$299	$306	$298
Dividends per share amount declared	$0.44	$0.44	$0.42

The corporation repurchases common stock at times management deems appropriate, given current market valuations. Sara Lee announced on September 25, 2009 that its Board of Directors had authorized a  $1.0 billion share repurchase program and on February 16, 2010 that its Board of Directors had increased this repurchase program by  $2.0 billion shares (for a total authorization of  $3.0 billion shares). In March of 2010, the corporation repurchased 36.4 million shares at a cost of  $500 million under this program using an accelerated share repurchase program (ASR). The ASR provides for a final settlement adjustment at termination in either shares of common stock or cash based on the final volume weighted average stock price. Subsequent to year end, the corporation paid  $13 million as a final settlement on the ASR.

As of July 3, 2010, the corporation was authorized to repurchase  $2.5 billion of common stock under its existing share repurchase program, plus 13.5 million shares of common stock that remain authorized for repurchase under the corporation's prior share repurchase program. The timing and amount of future share repurchases will be based upon the completion of the corporation's sale of its household and body care businesses, market conditions and other factors.

Accumulated Other Comprehensive Income	12 Months Ended
Jul. 03, 2010
Accumulated Other Comprehensive Income

Note 8 – Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:

In millions	Cumulative Translation Adjustment	Net Unrealized Gain (Loss) on Qualifying Cash Flow Hedges and Other	Pension/ Post- retirement Liability Adjustment	Accumu- lated Other Compre- hensive Income (Loss)

Balance at June 30, 2007	$(147)	$ (4)	$(603)	$(754)
Goodwill Redenomination	106	–	–	106
Disposition of Mexican
Meat business	31	–	–	31
Amortization of net actuarial loss and prior service credit	–	–	27	27
Net actuarial gain arising during the period	–	–	190	190
Other comprehensive income (loss) activity	549	25	(25)	549

Balance at June 28, 2008	539	21	(411)	149
Measurement date adjustment	–	–	3	3
Amortization of net actuarial loss and prior service credit	–	–	1	1
Net actuarial loss arising during the period	–	–	(299)	(299)
Postretirement plan amendments	–	–	55	55
Other comprehensive income (loss) activity	(561)	(32)	79	(514)

Balance at June 27, 2009	(22)	(11)	(572)	(605)
Disposition of Godrej J.V.	14	–	–	14
Amortization of net actuarial loss and prior service credit	–	–	19	19
Net actuarial loss arising during the period	–	–	(323)	(323)
Pension plan curtailment	–	–	27	27
Pension and postretirement plan amendments	–	–	(4)	(4)
Other comprehensive income (loss) activity	(96)	10	46	(40)

Balance at July 3, 2010	$(104)	$ (1)	$(807)	$(912)

Stock-Based Compensation	12 Months Ended
Jul. 03, 2010
Stock-Based Compensation

Note 9 – Stock-Based Compensation

The corporation has various stock option, employee stock purchase and stock award plans. At July 3, 2010, 103.5 million shares were available for future grant in the form of options, restricted shares or stock appreciation rights out of 118.7 million shares originally authorized. The corporation will satisfy the requirement for common stock for share-based payments by issuing shares out of authorized but unissued common stock.

Stock Options The exercise price of each stock option equals the market price of the corporation's stock on the date of grant. Options can generally be exercised over a maximum term of 10 years. Options generally cliff vest and expense is recognized on a straightline basis during the vesting period. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model and the following weighted average assumptions:

	2010	2009	2008

Weighted average expected lives	8.0 years	8.0 years	8.0 years
Weighted average risk-free interest rates	3.03%	3.1%	4.2%
Range of risk-free interest rates	3.02 – 3.15%	3.1%	4.2%
Weighted average expected volatility	27.2%	22.1%	24.3%
Range of expected volatility	27.2 – 27.6%	22.1%	24.3%
Dividend yield	4.4%	3.0%	2.4%

The corporation uses historical volatility for a period of time that is comparable to the expected life of the option to determine volatility assumptions.

A summary of the changes in stock options outstanding under the corporation's option plans during 2010 is presented below:

Shares in thousands	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in millions)

Options outstanding at June 27, 2009	27,777	$17.54	3.0	$ –

Granted	4,132	10.05	–	–
Exercised	(1,008)	13.22	–	–
Canceled/expired	(10,865)	18.31	–	–
Options outstanding at July 3, 2010	20,036	$15.79	4.7	$16

Options exercisable at July 3, 2010	13,121	$17.66	2.7	$ –

The corporation received cash from the exercise of stock options during 2010 of  $13.2 million. As of July 3, 2010, the corporation had  $6 million of total unrecognized compensation expense related to stock option plans that will be recognized over the weighted average period of 1.09 years.

In millions except per share data	2010	2009	2008
Number of options exercisable at end of fiscal year	13,121	22,721	27,665
Weighted average exercise price of options exercisable at end of fiscal year	$17.66	$18.13	$18.61
Weighted average grant date fair value of options granted during the fiscal year	$ 1.88	$ 2.67	$ 4.36
Total intrinsic value of options exercised during the fiscal year	$ 0.9	$ 0.0	$ 1.0
Fair value of options that vested during the fiscal year	$ 6.3	$ 2.0	$ 3.0

Stock Unit Awards Restricted stock units (RSUs) are granted to certain employees to incent performance and retention over periods ranging from one to five years. Upon the achievement of defined parameters, the RSUs are generally converted into shares of the corporation's common stock on a one-for-one basis and issued to the employees. A substantial portion of all RSUs vest solely upon continued future service to the corporation. A small portion of RSUs vest based upon continued future employment and the achievement of certain defined performance measures. The cost of these awards is determined using the fair value of the shares on the date of grant, and compensation is recognized over the period during which the employees provide the requisite service to the corporation. A summary of the changes in the stock unit awards outstanding under the corporation's benefit plans during 2010 is presented below:

Shares in thousands	Shares	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in millions)

Nonvested share units at June 27, 2009	8,578	$14.83	1.2	$ 82

Granted	4,048	10.06	–	–
Vested	(2,376)	14.70	–	–
Forfeited	(1,236)	13.89	–	–

Nonvested share units at July 3, 2010	9,014	$12.86	1.2	$126

Exercisable share units at July 3, 2010	153	$16.29	4.2	$ 2

As of July 3, 2010, the corporation had  $32 million of total unrecognized compensation expense related to stock unit plans that will be recognized over the weighted average period of 1.71 years.

In millions except per share data	2010	2009	2008

Stock Unit Awards
Fair value of share-based units that vested during the fiscal year	$ 35	$ 12	$ 29
Weighted average grant date fair value of share based units granted during the fiscal year	$10.06	$13.73	$16.32
All Stock-Based Compensation
Total compensation expense	$ 35	$ 41	$ 38
Tax benefit on compensation expense	$ 13	$ 12	$ 10

Employee Stock Ownership Plans (ESOP)	12 Months Ended
Jul. 03, 2010
Employee Stock Ownership Plans (ESOP)

Note 10 – Employee Stock Ownership Plans (ESOP)

The corporation maintains an ESOP that holds common stock of the corporation that is used to fund a portion of the corporation's matching program for its 401(k) savings plan for domestic non-union employees. The purchase of the original stock by the Sara Lee ESOP was funded both with debt guaranteed by the corporation and loans from the corporation. The debt guaranteed by the corporation was fully paid in 2004, and only loans from the corporation to the ESOP remain. Each year, the corporation makes contributions that, with the dividends on the common stock held by the Sara Lee ESOP, are used to pay loan interest and principal. Shares are allocated to participants based upon the ratio of the current year's debt service to the sum of the total principal and interest payments over the remaining life of the loan. The number of unallocated shares in the ESOP was 7 million at July 3, 2010 and 8 million at June 27, 2009. Expense recognition for the ESOP is accounted for under the grandfathered provisions contained within US GAAP .

The expense for the 401(k) recognized by the ESOP amounted to  $7 million in 2010,  $5 million in 2009 and  $7 million in 2008. Payments to the Sara Lee ESOP were  $11 million in 2010 and 2009, and  $16 million in 2008.

Earnings per Share	12 Months Ended
Jul. 03, 2010
Earnings per Share

Note 11 – Earnings per Share

Net income (loss) per share – basic is computed by dividing income (loss) attributable to Sara Lee by the weighted average number of common shares outstanding for the period. Net income (loss) per share – diluted reflects the potential dilution that could occur if options and fixed awards to be issued under stock-based compensation arrangements were converted into common stock.

Options to purchase 16.1 million shares of common stock at July 3, 2010, 27.7 million shares of common stock at June 27, 2009, and 28.2 million shares of common stock at June 28, 2008 were not included in the computation of diluted earnings per share because the exercise price of these options was greater than the average market price of the corporation's outstanding common stock, and therefore anti-dilutive. Additionally, in 2008, no potential common shares have been included in the computation of diluted loss per share as these shares are anti-dilutive.

The following is a reconciliation of net income (loss) to net income (loss) per share – basic and diluted – for the years ended July 3, 2010, June 27, 2009, and June 28, 2008:

In millions except earnings per share	2010	2009	2008

Income (loss) from continuing operations attributable to Sara Lee	$635	$220	$(280)
Income (loss) from discontinued operations attributable to Sara Lee	(213)	144	225
Gain (loss) on sale of discontinued operations	84	–	(24)

Net income (loss) attributable to Sara Lee	$506	$364	$(79)

Average shares outstanding – basic	688	701	715
Dilutive effect of stock compensation	3	2	–

Diluted shares outstanding	691	703	715

Income (loss) from continuing operations per share
Basic	$0.92	$0.31	$(0.39)

Diluted	$0.92	$0.31	$(0.39)

Net income (loss) from discontinued operations per share
Basic	$(0.19)	$0.21	$0.28

Diluted	$(0.19)	$0.21	$0.28

Net income (loss) per share
Basic	$0.74	$0.52	$(0.11)

Diluted	$0.73	$0.52	$(0.11)

Debt Instruments	12 Months Ended
Jul. 03, 2010
Debt Instruments

Note 12 – Debt Instruments

The composition of the corporation's long-term debt, which includes capital lease obligations, is summarized in the following table:

In millions	Maturity Date	2010	2009

Senior debt
7.26% – 7.71% notes	2010	$–	$25
Euro denominated – 2.25% note	2012	375	–
6.25% notes	2012	1,110	1,110
3.875% notes	2013	500	500
10% zero coupon notes ( $19 million face value)	2014	14	12

10% – 14.25% zero coupon notes ( $105 million face value)	2015	64	57
6.125% notes	2033	500	500
Euro denominated – euro interbank offered rate (EURIBOR) plus 1.75%	2011	–	399

Total senior debt		2,563	2,603
Obligations under capital lease		35	44
Other debt		116	119

Total debt		2,714	2,766
Unamortized discounts		(6)	(7)
Hedged debt adjustment to fair value		26	25

Total long-term debt		2,734	2,784
Less current portion		(16)	(46)

		$2,718	$2,738

On March 30, 2010, a subsidiary of the corporation issued €300 million of debt, which is scheduled to mature in March 2012. The notes were issued at a fixed rate of 2.25% but have effectively been converted into variable rate debt using interest rate swap instruments. The proceeds were used to retire € 285 million of debt that was scheduled to mature in 2011.

Payments required on long-term debt during the years ending 2011 through 2015 are  $16 million,  $1,545 million,  $532 million,  $26 million and  $74 million, respectively. The corporation made cash interest payments of  $140 million,  $174 million and  $247 million in 2010, 2009 and 2008, respectively.

The corporation has a  $1.85 billion five-year revolving credit facility expiring in December 2011 that had an annual fee of 0.08% as of July 3, 2010. Pricing under this facility is based on the corporation's current credit rating. As of July 3, 2010, the corporation did not have any borrowings outstanding under the credit facility. This agreement supports commercial paper borrowings and other financial instruments. The corporation had  $150 million of letters of credit outstanding as of July 3, 2010. The corporation's credit facility and debt agreements contain customary representations, warranties and events of default, as well as, affirmative, negative and financial covenants with which the corporation is in compliance. One financial covenant includes a requirement to maintain an interest coverage ratio of not less than 2.0 to 1.0. The interest coverage ratio is based on the ratio of EBIT to consolidated net interest expense with consolidated EBIT equal to net income plus interest expense, income tax expense, and extraordinary or non-recurring non-cash charges and gains. For the 12 months ended July 3, 2010, the corporation's interest coverage ratio was 7.8 to 1.0.

Selected data on the corporation's short-term obligations follow:

In millions	2010	2009	2008

Maximum month-end borrowings	$132	$461	$280
Average borrowings during the year	69	289	54
Year-end borrowings	47	20	274
Weighted average interest rate during the year	2.67%	3.60%	3.46%
Weighted average interest rate at year-end	2.69	6.68	2.91

Leases	12 Months Ended
Jul. 03, 2010
Leases

Note 13 – Leases

The corporation leases certain facilities, equipment and vehicles under agreements that are classified as either operating or capital leases. The building leases have original terms that range from 10 to 15 years, while the equipment and vehicle leases have terms of generally less than seven years.

In millions	July 3, 2010	June 27, 2009

Gross book value of capital lease assets included in property	$66	$72
Net book value of capital lease assets included in property	38	44

Future minimum payments, by year and in the aggregate, under capital leases and noncancelable operating leases having an original term greater than one year at July 3, 2010 were as follows:

In millions		Capital Leases	Operating Leases

2011		$13	$ 80
2012		13	57
2013		7	42
2014		4	28
2015		2	21
Thereafter		3	69

Total minimum lease payments		42	$297

Amounts representing interest		(7)

Present value of net minimum payments		35
Current portion		10

Noncurrent portion		$25

In millions	2010	2009	2008

Depreciation of capital lease assets	$ 8	$ 10	$ 11
Rental expense under operating leases	123	125	128

Contingencies and Commitments	12 Months Ended
Jul. 03, 2010
Contingencies and Commitments

Note 14 – Contingencies and Commitments

Contingent Liabilities The corporation is a party to various pending legal proceedings, claims and environmental actions by government agencies. The corporation records a provision with respect to a claim, suit, investigation or proceeding when it is probable that a liability has been incurred and the amount of the loss can reasonably be estimated. Any provisions are reviewed at least quarterly and are adjusted to reflect the impact and status of settlements, rulings, advice of counsel and other information pertinent to the particular matter.

Aris This is a consolidation of cases filed by individual complainants with the Republic of the Philippines, Department of Labor and Employment and the National Labor Relations Commission (NLRC) from 1998 through July 1999. The complaint alleges unfair labor practices due to the termination of manufacturing operations in the Philippines by Aris Philippines, Inc. (Aris), a former subsidiary of the corporation. The complaint names the corporation as a party defendant. In 2006, the arbitrator ruled against the corporation and awarded the plaintiffs  $60 million in damages and fees, and the corporation appealed this ruling. In December 2006, the NLRC set aside the arbitrator's ruling, and remanded the case to the arbitrator for further proceedings. The complainants and the corporation have filed motions for reconsideration – the corporation seeking a final judgment and outright dismissal of the case, and complainants seeking to reinstate the original arbitrator's judgment against the defendants, including the corporation. The respective motions for reconsideration have been fully briefed and the parties await the NLRC's rulings.

In response to the arbitrator's original ruling, the Court of Appeals required the corporation to post a bond of approximately  $25 million. However, the corporation has appealed the decision to the Supreme Court and, as a result, no bond posting is required until all allowable appeals have been exhausted. The corporation continues to believe that the plaintiffs' claims are without merit; however, it is reasonably possible that this case will be ruled against the corporation and have a material adverse impact on the corporation's results of operations or cash flows.

Hanesbrands Inc. In September 2006, the corporation spun off its branded apparel business into an independent publicly-traded company named Hanesbrands Inc. ("HBI"). In connection with the spin off, the corporation and HBI entered into a tax sharing agreement that governs the allocation of tax assets and liabilities between the parties. HBI has initiated binding arbitration claiming that it is owed  $72 million from the corporation under the tax sharing agreement. The corporation believes HBI's claims are without merit and is vigorously contesting the matter. Hearings are scheduled to begin in August 2010.

Multi-Employer Pension Plans The corporation participates in various multi-employer pension plans that provide retirement benefits to certain employees covered by collective bargaining agreements (MEPP). Participating employers in a MEPP are jointly responsible for any plan underfunding. MEPP contributions are established by the applicable collective bargaining agreements; however, the MEPPs may impose increased contribution rates and surcharges based on the funded status of the plan and the provisions of the Pension Protection Act, which requires substantially underfunded MEPPs to implement rehabilitation plans to improve funded status. Factors that could impact funded status of a MEPP include investment performance, changes in the participant demographics, financial stability of contributing employers and changes in actuarial assumptions.

In addition to regular contributions, the corporation could be obligated to pay additional contributions (known as a complete or partial withdrawal liability) if a MEPP has unfunded vested benefits. These withdrawal liabilities, which would be triggered if the corporation ceases to make contributions to a MEPP with respect to one or more collective bargaining units, would equal the corporation's proportionate share of the unfunded vested benefits based on the year in which the liability is triggered. The corporation believes that certain of the MEPPs in which it participates have unfunded vested benefits, and some are significantly underfunded. Withdrawal liability triggers could include the corporation's decision to close a plant or the dissolution of a collective bargaining unit. Due to uncertainty regarding future withdrawal liability triggers, we are unable to determine the amount and timing of the corporation's future withdrawal liability, if any, or whether the corporation's participation in these MEPPs could have any material adverse impact on its financial condition, results of operations or liquidity. Disagreements over potential withdrawal liability may lead to legal disputes. The corporation currently is involved in litigation with one MEPP and it is probable that the outcome of this litigation may result in a partial withdrawal liability of approximately  $22 million.

The corporation's regular scheduled contributions to MEPPs totaled  $50 million in 2010,  $49 million in 2009 and  $48 million in 2008. The corporation recognized charges for partial withdrawal liabilities of approximately  $23 million in 2010,  $31 million in 2009, and an immaterial amount in 2008.

Competition Law During the past few years, competition authorities in various European countries and the European Commission have initiated investigations into the conduct of consumer products companies. These investigations usually continue for several years and, if violations are found, may result in substantial fines. In connection with these investigations, Sara Lee's household and body care business operating in Europe has received requests for information, made employees available for interviews, and been subjected to unannounced inspections by various competition authorities. Sara Lee has been imposed fines in two instances (a € 3.7 million fine imposed by the Spanish Competition Authorities in the second quarter of 2010 related to claims that the corporation engaged in inappropriate activities to indirectly increase prices of its shower gel products, and a € 5.5 million fine imposed by the German cartel authorities in February 2008), but no formal charges have been brought against Sara Lee concerning the substantive conduct that is the subject of these other investigations. Our practice is to comply with all laws and regulations applicable to our business, including the antitrust laws, and to cooperate with relevant regulatory authorities.

Charges for fines that already have been imposed against the corporation, as noted above, have been reflected in the Consolidated Statements of Income in the period we were notified of the fine. The corporation also recognized a charge of € 20 million in the fourth quarter of 2010 which reflects an estimate of additional fines that are probable of being imposed and brings the total amount accrued for remaining competition matters to € 28 million. Based on currently available information, it is reasonably possible the corporation may be subject to additional fines related to several of these investigations. Except for fines previously assessed or accrued by the corporation, we are unable to estimate the impact on our financial statements of additional fines, if any, that may be imposed against the corporation.

Belgian Tax Matter In 1997, the corporation sold a Belgian subsidiary to an unrelated third party. At the time of the sale, the Belgian subsidiary owed a Belgian tax liability of approximately € 30 million (resulting from an intercompany restructuring completed before the 1997 sale) and the third party buyer assumed all assets and liabilities of the subsidiary. In 1999, the former Belgian subsidiary, then owned by the third party buyer, declared bankruptcy and did not pay the outstanding Belgian tax liability. In 2001, the Belgian Ministry of Finance launched an investigation into the 1997 sale. In November 2009, the corporation received from the Belgian state prosecutor a notice of intent to indict the third party buyer as well as several of the corporation's international subsidiaries and several current and former directors and officers of such subsidiaries, in connection with the 1997 sale. The notice alleges various tax-related legal violations, some of which carry criminal penalties. The corporation has agreed to a settlement with the Belgian authorities, which is subject to final approval by the Belgian Judiciary, and accrued  $40 million for Belgian taxes, interest and penalties.

Nestec/Nespresso In June 2010, Nestec/Nespresso (Nestle) filed a suit against Sara Lee Coffee and Tea France (SLCTF), a subsidiary of the corporation, alleging patent infringement for two of their European patents related to SLCTF's use of espresso capsules. Nestle claims that damages could be as high as € 50 million. The corporation believes Nestle's claims are without merit and is vigorously contesting the matter.

Purchase Commitments During 2007, the corporation exited a U.S. meat production plant that included a hog slaughtering operation. Certain purchase contracts for the purchase of live hogs at this facility were not exited or transferred after the closure of the facility. However, the corporation has entered into a hog sales contract under which these hogs will be sold to another slaughter operator. These purchase commitments expire by June 2012 and, using hog pricing at July 3, 2010, the corporation has approximately  $55 million of commitments remaining under these contracts.

Guarantees The corporation is a party to a variety of agreements under which it may be obligated to indemnify a third party with respect to certain matters. Typically, these obligations arise as a result of contracts entered into by the corporation under which the corporation agrees to indemnify a third party against losses arising from a breach of representations and covenants related to matters such as title to assets sold, the collectibility of receivables, specified environmental matters, lease obligations assumed and certain tax matters. In each of these circumstances, payment by the corporation is conditioned on the other party making a claim pursuant to the procedures specified in the contract. These procedures allow the corporation to challenge the other party's claims. In addition, the corporation's obligations under these agreements may be limited in terms of time and/or amount, and in some cases the corporation may have recourse against third parties for certain payments made by the corporation. It is not possible to predict the maximum potential amount of future payments under certain of these agreements, due to the conditional nature of the corporation's obligations and the unique facts and circumstances involved in each particular agreement. Historically, payments made by the corporation under these agreements have not had a material effect on the corporation's business, financial condition or results of operations. The corporation believes that if it were to incur a loss in any of these matters, such loss would not have a material effect on the corporation's business, financial condition or results of operations.

The material guarantees for which the maximum potential amount of future payments can be determined, are as follows:

Contingent Lease Obligations The corporation is contingently liable for leases on property operated by others. At July 3, 2010, the maximum potential amount of future payments the corporation could be required to make, if all of the current operators default on the rental arrangements, is  $105 million. The minimum annual rentals under these leases are  $22 million in 2011,  $17 million in 2012,  $14 million in 2013,  $12 million in 2014,  $12 million in 2015 and  $28 million thereafter. The two largest components of these amounts relate to a number of retail store leases operated by Coach, Inc. and certain leases related to the corporation's U.K. Apparel operations that have been sold. Coach, Inc. is contractually obligated to provide the corporation, on an annual basis, with a standby letter of credit approximately equal to the next year's rental obligations. The letter of credit in place at the close of 2010 was  $10 million. This obligation to provide a letter of credit expires when the corporation's contingent lease obligation is substantially extinguished. The corporation has not recognized a liability for the contingent obligation on either the Coach, Inc. leases or the U.K. Apparel leases.

Contingent Debt Obligations and Other The corporation has guaranteed the payment of certain third-party debt. The maximum potential amount of future payments that the corporation could be required to make, in the event that these third parties default on their debt obligations, is  $14 million. At the present time, the corporation does not believe it is probable that any of these third parties will default on the amount subject to guarantee.

Additionally, the corporation has pledged as collateral, a manufacturing facility in Brazil in connection with a tax dispute in that country, which has been released subsequent to year end.

In 2010, the corporation recognized a  $26 million charge for a Mexican tax indemnification related to the corporation's direct selling business that was sold in 2006.

Financial Instruments	12 Months Ended
Jul. 03, 2010
Financial Instruments

Note 15 – Financial Instruments

Background Information The corporation uses derivative financial instruments, including forward exchange, futures, options and swap contracts, to manage its exposures to foreign exchange, commodity prices and interest rate risks. The use of these derivative financial instruments modifies the exposure of these risks with the intent to reduce the risk or cost to the corporation. The corporation does not use derivatives for trading or speculative purposes and is not a party to leveraged derivatives.

The corporation recognizes all derivative instruments as either assets or liabilities at fair value in the consolidated balance sheet. The corporation uses either hedge accounting or mark-to-market accounting for its derivative instruments. For derivatives that qualify for hedge accounting, the corporation designates these derivatives as fair value, cash flow or net investment hedges by formally documenting the hedge relationships, including identification of the hedging instruments and the hedged items, as well as its risk management objectives and strategies for undertaking the hedge transaction. The process includes linking derivatives that are designated as hedges of specific assets, liabilities, firm commitments or forecasted transactions.

As noted above, the corporation uses derivative financial instruments to manage some of its exposure to commodity prices. A commodity derivative not declared a hedge in accordance with the accounting rules related to derivative instruments and hedging activities is accounted for under mark-to-market accounting with changes in fair value recorded in the Consolidated Statements of Income. The corporation includes these unrealized mark-to-market gains and losses in general corporate expenses until the derivative instrument is settled. At that time, the cumulative gain or loss previously recorded in general corporate expenses for the derivative instrument will be reclassified into the business segment's results.

On the date the derivative is entered into, the corporation designates the derivative as one of the following types of hedging instruments and accounts for the derivative as follows:

Fair Value Hedge A hedge of a recognized asset or liability or an unrecognized firm commitment is declared as a fair value hedge which qualifies for hedge accounting. For fair value hedges, both the effective and ineffective portions of the changes in the fair value of the derivative, along with the gain or loss on the hedged item that is attributable to the hedged risk, are recorded in earnings and are reported in the Consolidated Statements of Income on the same line as the hedged item.

Cash Flow Hedge A hedge of a forecasted transaction, firm commitment or of the variability of cash flows to be received or paid related to a recognized asset or liability is declared a cash flow hedge. Cash flow hedges qualify for hedge accounting. The effective portion of the change in the fair value of the derivative that is declared as a cash flow hedge is recorded in accumulated other comprehensive income (within common stockholders' equity) and later reclassified to the income statement at the same time the underlying hedged item impacts the income statement. In addition, both the fair value of changes excluded from the corporation's effectiveness assessments and the ineffective portion of the changes in the fair value of derivatives used as cash flow hedges are reported in Selling, general and administrative expenses in the Consolidated Statements of Income.

At July 3, 2010 the maximum maturity date of any cash flow hedge was approximately two years, principally related to two cross currency swaps that mature in 2012 and 2013. The corporation expects to reclassify into earnings during the next twelve months net gains from Accumulated Other Comprehensive Income of approximately  $1 million at the time the underlying hedged transaction is recognized in the Consolidated Statement of Income.

Net Investment Hedge A hedge of the exposure of changes in the underlying foreign currency denominated subsidiary net assets is declared as a net investment hedge. Net investment hedges qualify for hedge accounting. Net investment hedges can include either derivative or non-derivative instruments such as, non-U.S. dollar financing transactions or non-U.S. dollar assets or liabilities, including intercompany loans. The effective portion of the change in the fair value of net investment hedges is recorded in the cumulative translation adjustment account within common stockholders' equity. At July 3, 2010 and June 27, 2009, the U.S. dollar equivalent of intercompany loans and forward exchange contracts designated as net investment hedges was  $4.5 billion and  $3.2 billion, respectively. The corporation increased its net investment hedges in the third quarter of 2010 in order to offset the euro exposure associated with € 1.6 billion of proceeds anticipated to be generated by the divestiture of its air care and body care businesses.

Mark-to-Market Hedge A derivative that does not qualify for hedge accounting in one of the categories above is accounted for under mark-to-market accounting and referred to as a mark-to-market hedge. Changes in the fair value of a mark-to-market hedge are recognized in the Consolidated Statements of Income to act as an economic hedge against the changes in the values of another item or transaction. Changes in the fair value of derivatives classified as mark-to-market hedges are reported in earnings in either the "Cost of sales" or "Selling, general and administrative expenses" lines of the Consolidated Statements of Income where the change in value of the underlying transaction is recorded.

Types of Derivative Instruments

Interest Rate and Cross Currency Swaps To manage interest rate risk, the corporation has entered into interest rate swaps that effectively convert certain fixed-rate debt instruments into floating-rate debt instruments. Interest rate swap agreements that are effective at hedging the fair value of fixed-rate debt agreements are designated and accounted for as fair value hedges. The corporation utilizes interest rate swap derivatives in order to maintain a targeted amount of both fixed-rate and floating-rate long term debt and notes payable. Currently, the corporation has a fixed interest rate on approximately 70% of long-term debt and notes payable issued.

The corporation has issued certain foreign-denominated debt instruments and utilizes cross currency swaps to reduce the variability of functional currency cash flows related to the foreign currency debt. Cross currency swap agreements that are effective at hedging the variability of foreign-denominated cash flows are designated and accounted for as cash flow hedges. As of July 3, 2010 and June 27, 2009, the total notional amount of the corporation's interest rate swaps were  $761 million and  $385 million, respectively and the total notional amount of the cross currency swaps were  $704 million and  $786 million, respectively. The notional value of the cross currency swaps is calculated by multiplying the euro value swapped by the exchange rate at the reporting date.

In connection with the funding of the anticipated retirement of the 6.25% notes in September 2011, the corporation maintains a  $50 million forward starting swap to effectively fix the cash flows related to interest payments on the anticipated debt issuance.

Currency Forward Exchange, Futures and Option Contracts The corporation uses forward exchange and option contracts to reduce the effect of fluctuating foreign currencies on short-term foreign-currency-denominated intercompany transactions, third-party product-sourcing transactions, foreign-denominated investments (including subsidiary net assets) and other known foreign currency exposures. Gains and losses on the derivative instruments are intended to offset losses and gains on the hedged transaction in an effort to reduce the earnings volatility resulting from fluctuating foreign currency exchange rates. Forward currency exchange contracts mature at the anticipated cash requirement date of the hedged transaction, generally within one year to eighteen months. Forward currency exchange contracts which are effective at hedging the fair value of a recognized asset or liability are designated and accounted for as fair value hedges. Forward currency contracts that act as a hedge of changes in the underlying foreign currency denominated subsidiary net assets are accounted for as net investment hedges. All remaining currency forward and options contracts are accounted for as mark-to-market hedges.

The principal currencies hedged by the corporation include the European euro, British pound, Danish krone, Hungarian forint, U.S. dollar, Swiss franc and Brazilian real. The net U.S. dollar equivalent of commitments to purchase and sell foreign currencies is  $4.2 billion and  $4.1 billion, respectively as of July 3, 2010 and  $2.3 billion and  $2.2 billion, respectively as of June 27, 2009, using the exchange rates at the reporting date. The corporation hedges virtually all foreign exchange risk derived from recorded transactions and firm commitments and only hedges foreign exchange risk related to anticipated transactions where the exposure is potentially significant.

The notional value of foreign exchange option contracts outstanding was  $9 million as of July 3, 2010 and nil as of June 27, 2009, as determined by the ratio of the change in option value to the change in the underlying hedged item.

Commodity Futures and Options Contracts The corporation uses commodity futures and options to hedge a portion of its commodity price risk. The principal commodities hedged by the corporation include hogs, beef, natural gas, diesel fuel, coffee, corn, wheat and other ingredients. The corporation does not use significant levels of commodity financial instruments to hedge commodity prices and primarily relies upon fixed rate supplier contracts to determine commodity pricing. In circumstances where commodity-derivative instruments are used, there is a high correlation between the commodity costs and the derivative instruments. For those instruments where the commodity instrument and underlying hedged item correlate between 80-125%, the corporation accounts for those contracts as cash flow hedges. However, the majority of commodity derivative instruments are accounted for as mark-to-market hedges.

As of July 3, 2010 and June 27, 2009, the total notional amount of commodity futures contracts was  $169 million and  $150 million, respectively, and the total notional amount of option contracts was  $3 million and  $16 million, respectively. The notional amount of commodity futures contracts is determined by the initial cost of the contracts while the notional amount of options contracts is determined by the ratio of the change in option value to the change in the underlying hedged item.

The corporation only enters into futures and options contracts that are traded on established, well-recognized exchanges that offer high liquidity, transparent pricing, daily cash settlement and collateralization through margin requirements.

Cash Flow Presentation The settlement of derivative contracts related to the purchase of inventory, commodities or other hedged items that utilize hedge accounting are reported in the Consolidated Statements of Cash Flows as an operating cash flow, while those derivatives that utilize the mark-to-market hedge accounting model are reported in investing activities when those contracts are realized in cash. Fixed to floating rate swaps are reported as a component of interest expense and therefore are reported in cash flow from operating activities similar to how cash interest payments are reported. The portion of the gain or loss on a cross currency swap that offsets the change in the value of interest expense is recognized in cash flow from operations, while the gain or loss on the swap that is offsetting the change in value of the debt is classified as a financing activity in the Consolidated Statement of Cash Flows.

Contingent Features/Concentration of Credit Risk All of the corporation's derivative instruments are governed by International Swaps and Derivatives Association (i.e. ISDA) master agreements, requiring the corporation to maintain an investment grade credit rating from both Moody's and Standard & Poor's credit rating agencies. If the corporation's debt were to fall below investment grade, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on the derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position was  $197 million on July 3, 2010 and  $291 million on June 27, 2009, for which the corporation has posted no collateral. If the credit-risk-related contingent features underlying these agreements had been triggered on July 3, 2010 and June 27, 2009, the corporation would have been required to post collateral of, at most,  $197 million and  $291 million, respectively, with its counterparties.

A large number of major international financial institutions are counterparties to the corporation's financial instruments including cross currency swaps, interest rate swaps, and currency exchange forwards and swaps. The corporation enters into financial instrument agreements only with counterparties meeting very stringent credit standards (a credit rating of A-/A3 or better), limiting the amount of agreements or contracts it enters into with any one party and, where legally available, executing master netting agreements. These positions are continually monitored. While the corporation may be exposed to credit losses in the event of nonperformance by individual counter-parties of the entire group of counterparties, it has not recognized any losses with these counterparties in the past and does not anticipate material losses in the future.

Trade accounts receivable due from customers that the corporation considers highly leveraged were  $103 million at July 3, 2010 and  $138 million at June 27, 2009.

Fair Value Measurements Effective the beginning of 2009, the corporation implemented new accounting guidance related to the fair value of financial assets and liabilities, while in 2010 new fair value accounting rules were adopted for non-financial assets and liabilities. The adoption of these rules did not have a significant impact on the measurement of the corporation's assets and liabilities.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., exit price) in an orderly transaction between market participants at the measurement date. Assets and liabilities measured at fair value must be categorized into one of three different levels depending on the assumptions (i.e., inputs) used in the valuation. Level 1 provides the most reliable measure of fair value while level 3 generally requires significant management judgment. Assets and liabilities are classified in their entirety based on the lowest level of input significant to the fair value measurement. The fair value hierarchy is defined as follows:

Level 1 – Unadjusted Quoted Prices Valuations are based on unadjusted quoted prices in active markets for identical assets or liabilities. An example would be a marketable equity security that is traded on a major stock exchange.

Level 2 – Pricing Models with Significant Observable Inputs Valuations are based on information derived from either an active market quoted price, which may require further adjustment based on the attributes of the asset or liability being measured, or an inactive market transaction. Circumstances when adjustments to market quoted prices may be appropriate include (i) a quoted price for an actively traded equity investment that is adjusted for a contractual trading restriction, or (ii) the fair value derived from a trade of an identical or similar security in an inactive market. An interest rate swap derivative valued based on a LIBOR swap curve is an example of a level 2 asset or liability.

Level 3 – Pricing Models with Significant Unobservable Inputs Valuations are based on internally derived assumptions surrounding the timing and amount of expected cash flows for the financial instrument, which are significant to the overall fair value measurement. These assumptions are unobservable in either an active or inactive market. The inputs reflect management's best estimate of what market participants would use in valuing the asset or liability at the measurement date. A goodwill impairment test that utilizes an internally developed discounted cash flow model is an example of a level 3 asset or liability.

The carrying amounts of cash and equivalents, trade accounts receivables, accounts payable, derivative instruments and notes payable approximate fair values.

The fair values and carrying amounts of long-term debt, including the current portion, at July 3, 2010 were  $2,886 million and  $2,734 million, and at June 27, 2009 were  $2,780 million and  $2,784 million, respectively. The fair value of the corporation's long-term debt, including the current portion, is estimated using discounted cash flows based on the corporation's current incremental borrowing rates for similar types of borrowing arrangements.

Information on the location and amounts of derivative fair values in the Condensed Consolidated Balance Sheet at July 3, 2010 and June 27, 2009 is as follows:

	Assets				Liabilities

	Other Current Assets		Other Non-Current Assets		Accrued Liabilities – Other		Other

In millions	July 3, 2010	June 27, 2009	July 3, 2010	June 27, 2009	July 3, 2010	June 27, 2009	July 3, 2010	June 27, 2009

Derivatives designated as hedging instruments

Interest rate contracts[2]	$ 4	$ 3	$27	$30	$ –	$ –	$ –	$ –

Foreign exchange contracts[2]	143	1	–	–	2	8	153	249

Commodity contracts[1]	–	1	–	–	–	–	–	–

Total derivatives designated as hedging instruments	147	5	27	30	2	8	153	249

Derivatives not designated as hedging instruments

Foreign exchange contracts[2]	42	61	–	–	42	34	–	–

Commodity contracts[1]	–	1	–	–	–	–	–	–

Total derivatives not designated as hedging instruments	42	62	–	–	42	34	–	–

Total derivatives	$189	$67	$27	$30	$44	$42	$153	$249

[1]	Categorized as level 1: Fair value of level 1 assets and liabilities as of July 3, 2010 are nil and at June 27, 2009 are $2 million and nil, respectively.
[2]	Categorized as level 2: Fair value of level 2 assets and liabilities as of July 3, 2010 are $216 million and $197 million and at June 27, 2009 are $95 million and $291 million, respectively.

Information related to our cash flow hedges, net investment hedges, fair value hedges and other derivatives not designated as hedging instruments for the periods ended July 3, 2010, and June 27, 2009, follows:

		Interest Rate Contracts		Foreign Exchange Contracts		Commodity Contracts		Total

In millions	year ended	July 3, 2010	June 27, 2009	July 3, 2010	June 27, 2009	July 3, 2010	June 27, 2009	July 3, 2010	June 27, 2009

Cash Flow Derivatives

Amount of gain (loss) recognized in other comprehensive income (OCI)[1]		$ (4)	$ 4	$ 77	$ 24	$ –	$(25)	$ 73	$ 3

Amount of gain (loss) reclassified from AOCI into earnings1, [2]		–	–	65	62	(4)	(17)	61	45

Amount of ineffectiveness recognized in earnings3, [4]		–	–	(8)	(10)	–	(2)	(8)	(12)

Net Investment Derivatives

Amount of gain recognized in OCI[1]		–	–	411	407	–	–	411	407

Fair Value Derivatives

Amount of derivative gain (loss) recognized in earnings[5]		19	29	–	13	–	–	19	42

Amount of Hedged Item gain (loss) recognized in earnings[5]		(1)	(17)	–	(8)	–	–	(1)	(25)

Derivatives Not Designated as Hedging Instruments

Amount of gain (loss) recognized in Cost of Sales		–	–	32	1	(8)	(29)	24	(28)

Amount of gain (loss) recognized in SG&A		–	–	(60)	(136)	(2)	(29)	(62)	(165)

1	Effective portion.
2	Gain (loss) reclassified from AOCI into earnings is reported in interest, for interest rate swaps, in selling, general, and administrative (SG&A) expenses for foreign exchange contracts and in cost of sales for commodity contracts.
3	Gain (loss) recognized in earnings is related to the ineffective portion and amounts excluded from the assessment of hedge effectiveness.
4	Gain (loss) recognized in earnings is reported in interest expense for foreign exchange contract and SG&A expenses for commodity contracts.
5	The amount of gain (loss) recognized in earnings on the derivative contracts and the related hedged item is reported in interest for the interest rate contracts and SG&A for the foreign exchange contracts.

Defined Benefit Pension Plans	12 Months Ended
Jul. 03, 2010
Defined Benefit Pension Plans

Note 16 – Defined Benefit Pension Plans

The corporation sponsors a number of U.S. and foreign pension plans to provide retirement benefits to certain employees. The benefits provided under these plans are based primarily on years of service and compensation levels.

Measurement Date and Assumptions A fiscal year end measurement date is utilized to value plan assets and obligations for all of the corporation's defined benefit pension plans. Previously the corporation had utilized a measurement date of March 31. However, accounting rules related to pensions requires entities to measure plan assets and benefit obligations as of the date of its fiscal year-end statement of financial position for fiscal years ending after December 15, 2008. As such, the company adopted the measurement date provisions in fiscal 2009. The impact of adopting the measurement date provision was recorded in 2009 as an adjustment to beginning of year retained earnings of  $(15), net of tax. The adjustment to retained earnings represents the net periodic benefit costs for the period from March 28, 2008 to June 28, 2008, the end of the previous fiscal year, which was determined using the 15-month approach to proportionally allocate the net periodic benefit cost to this period.

The weighted average actuarial assumptions used in measuring the net periodic benefit cost and plan obligations of continuing operations were as follows:

	2010	2009	2008

Net periodic benefit cost

Discount rate	6.5%	6.3%	5.4%

Long-term rate of return on plan assets	6.9	6.9	6.7

Rate of compensation increase	3.4	3.7	3.8

Plan obligations

Discount rate	5.3%	6.5%	6.3%

Rate of compensation increase	3.3	3.4	3.7

The discount rate is determined by utilizing a yield curve based on high-quality fixed-income investments that have a AA bond rating to discount the expected future benefit payments to plan participants. Salary increase assumptions are based upon historical experience and anticipated future management actions. In determining the long-term rate of return on plan assets, the corporation assumes that the historical long-term compound growth rates of equity and fixed-income securities and other plan investments will predict the future returns of similar investments in the plan portfolio. Investment management and other fees paid out of plan assets are factored into the determination of asset return assumptions.

Net Periodic Benefit Cost and Funded Status The components of the net periodic benefit cost for continuing operations were as follows:

In millions	2010	2009	2008

Components of defined benefit net periodic benefit cost

Service cost	$58	$59	$81

Interest cost	264	257	267

Expected return on assets	(261)	(268)	(293)

Amortization of

Prior service cost	7	8	8

Net actuarial loss	47	11	34

Net periodic benefit cost	$115	$67	$97

In March 2010, the corporation announced changes to its U.S. defined benefit pension plans for salaried employees whereby participants will no longer accrue benefits under these plans. All future retirement benefits will be provided through a defined contribution plan. The benefit plan changes resulted in the elimination of any expected years of future service associated with these plans. As a result, a pretax curtailment gain of  $25 million was recognized, of which  $24 million impacted continuing operations and  $1 million impacted discontinued operations. The curtailment gain resulted from the recognition of  $3 million of previously unamortized net prior service credits associated with these benefit plans as well as a  $22 million reduction in the projected benefit obligation associated with one of the plans.

In 2010, the corporation also recognized a curtailment loss of  $10 million associated with its household and body care businesses as a result of the expected decline in expected years of future service. This amount is being reported as part of the results of discontinued operations. See Note 5 – "Discontinued Operations" for additional information.

The corporation also recognized settlement losses of  $2 million in 2009 and  $16 million in 2008,  $15 million of which related to the settlement of a pension plan in the U.K. and is reported as part of discontinued operations in 2008.

The amount of prior service cost and net actuarial loss that is expected to be amortized from accumulated other comprehensive income and reported as a component of net periodic benefit cost during 2011 is  $7 million and  $43 million, respectively.

Although the results of the household and body care businesses are classified as discontinued operations, the corporation anticipates retaining a significant portion of the pension and postretirement medical obligations related to these businesses. The corporation no longer anticipates incurring service cost for the participants in these plans after these businesses are sold and this cost component is being recognized in discontinued operations, while the remainder of the net periodic benefit cost associated with these businesses is recognized in continuing operations.

The net periodic benefit cost of the corporation's defined benefit pension plans in 2010 was  $48 million higher than in 2009. The increase was primarily due to a  $36 million increase in amortization of net actuarial losses due to net actuarial losses in the prior year, which increased the amount subject to amortization; as well as the increase in interest expense and a reduction in expected return on assets due to the year-over-year change in projected benefit obligations and asset levels.

The net periodic benefit cost of the corporation's defined benefit pension plans in 2009 was  $30 million lower than in 2008. The decline was primarily due to a  $23 million reduction in amortization of net actuarial losses due to net actuarial gains in the prior year, which reduced the amount subject to amortization; and a  $22 million reduction in service cost due to headcount reductions versus the prior year.

The funded status of defined benefit pension plans at the respective year-ends was as follows:

In millions	2010	2009
Projected benefit obligation
Beginning of year	$4,218	$4,744
Service cost	64	66
Interest cost	264	257
Plan amendments	1	2
Benefits paid	(224)	(225)
Elimination of early measurement date	–	32
Participant contributions	3	3
Actuarial (gain) loss	761	(179)
Settlement/curtailment	(81)	(2)
Foreign exchange	(279)	(480)
End of year	4,727	4,218
Fair value of plan assets Beginning of year	3,752	4,423
Actual return on plan assets	628	(315)
Employer contributions	332	306
Participant contributions	3	3
Benefits paid	(224)	(225)
Settlement	(30)	(3)
Elimination of early measurement date	–	22
Foreign exchange	(264)	(459)
End of year	4,197	3,752
Funded status	$(530)	$(466)
Amounts recognized on the consolidated balance sheets
Noncurrent asset	$7	$133
Accrued liabilities	(7)	(4)
Pension obligation	(530)	(595)
Net liability recognized	$(530)	$(466)
Amounts recognized in accumulated other comprehensive income
Unamortized prior service cost	$55	$74
Unamortized actuarial loss, net	1,143	883
Total	$1,198	$957

The underfunded status of the plans increased from  $466 million in 2009 to  $530 million in 2010, due to a  $509 million increase in the projected benefit obligation which was only partially offset by a  $445 million increase in plan assets. The increase in the projected benefit obligation was due to actuarial losses resulting from a significant decrease in the discount rate used to determine the benefit obligation. The increase in plan assets was the result of a significant increase in the actual return on plan assets year-over-year due to improved investment performance during the year.

The accumulated benefit obligation is the present value of pension benefits (whether vested or unvested) attributed to employee service rendered before the measurement date and based on employee service and compensation prior to that date. The accumulated benefit obligation differs from the projected benefit obligation in that it includes no assumption about future compensation levels. The accumulated benefit obligations of the corporation's pension plans as of the measurement dates in 2010 and 2009 were  $4,639 million and  $4,089 million, respectively.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were:

In millions	2010	2009
Projected benefit obligation	$3,230	$2,878
Accumulated benefit obligation	3,203	2,809
Fair value of plan assets	2,705	2,283

Plan Assets, Expected Benefit Payments and Funding The fair value of pension plan assets as of July 3, 2010 was determined as follows:

In millions	Total Fair Value	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
Equity securities
Non-U.S. securities – pooled funds	$ 658	$ 658	$ –
Fixed income securities
Government bonds	588	588	–
Corporate bonds	715	715	–
U.S. pooled funds	493	493	–
Non-U.S. pooled funds	1,288	737	551
Total fixed income securities	3,084	2,533	551
Real estate	126	126	–
Cash and equivalents	109	109	–
Derivatives	48	73	(25)
Other	172	172	–
Total fair value of assets	$4,197	$3,671	$526

Level 1 assets were valued using market prices based on daily net asset value (NAV) or prices available through a public stock exchange. Level 2 assets were valued primarily using market prices, derived from either an active market quoted price, which may require adjustments to account for the attributes of the asset, or an inactive market transaction. The corporation did not have any level 3 assets, which would include assets for which values are determined by non-observable inputs. See Note 15 - Financial Instruments for additional information as to the fair value hierarchy.

The percentage allocation of pension plan assets based on fair value as of the respective year-end measurement dates is as follows:

	2010	2009
Asset category
Equity securities	16%	24%
Debt securities	74	63
Real estate	3	3
Cash and other	7	10
Total	100%	100%

The overall investment objective is to manage the plan assets so that they are sufficient to meet the plan's future obligations while maintaining adequate liquidity to meet current benefit payments and operating expenses. The actual amount for which these obligations will be settled depends on future events and actuarial assumptions. These assumptions include the life expectancy of the plan participants and salary inflation. The resulting estimated future obligations are discounted using an interest rate curve that represents a return that would be required from high quality corporate bonds. The corporation has adopted a liability driven investment (LDI) strategy and it is in various stages of implementation of the strategy in each of its largest pension plans. This strategy consists of investing in a portfolio of assets whose performance is driven by the performance of the associated pension liability. This means that plan assets managed under an LDI strategy may underperform general market returns, but should provide for lower volatility of funded status as its return matches the pension liability movement. Over time, as pension obligations become better funded, the corporation will further de-risk its investments and increase the allocation to fixed income.

The asset allocation varies by plan and, on an aggregate fair value basis, it is currently at 74% fixed income securities and 16% equity securities. On a notional value basis, the plan assets include investments in equity market futures which effectively moves the asset allocation to the established targets of 70% fixed income and 21% equity. Fixed income securities can include, but are not limited to, direct bond investments, pooled or indirect bond investments and cash. Equity securities can include, but are not limited to, international and domestic equities, real estate, commodities and private equity. Derivative instruments may also be used in concert with either fixed income or equity investments to achieve desired exposure or to hedge certain risks. Derivative instruments can include, but are not limited to, futures, options, swaps or swaptions. The assets are managed by professional investment firms and performance is evaluated against specific benchmarks. The responsibility for the investment strategies typically lies with a committee and the composition of the committee depends on plan jurisdiction.

Pension assets at the 2010 and 2009 measurement dates do not include any direct investment in the corporation's debt or equity securities. Substantially all pension benefit payments are made from assets of the pension plans. Using foreign currency exchange rates as of July 3, 2010 and expected future service, it is anticipated that the future benefit payments will be as follows:  $223 million in 2011,  $225 million in 2012,  $233 million in 2013,  $238 million in 2014,  $244 million in 2015 and  $1,351 million from 2016 to 2020.

As part of a previously announced capital plan, the corporation made a voluntary contribution of  $200 million into its U.S. defined benefit pension plans in the fourth quarter of 2010. At the present time, the corporation expects to contribute approximately  $110 million of cash to its pension plans in 2011. During 2006, the corporation entered into an agreement with the plan trustee to fully fund certain U.K. pension obligations by 2015. The anticipated 2011 contributions reflect the amounts agreed upon with the trustees of these U.K. plans. Subsequent to 2015, the corporation has agreed to keep the U.K. plans fully funded in accordance with certain local funding standards. The exact amount of cash contributions made to pension plans in any year is dependent upon a number of factors including minimum funding requirements in the jurisdictions in which the company operates, the tax deductibility of amounts funded and arrangements made with the trustees of certain foreign plans.

Defined Contribution Plans The corporation sponsors defined contribution plans, which cover certain salaried and hourly employees. The corporation's cost is determined by the amount of contributions it makes to these plans. The amounts charged to expense for contributions made to these defined contribution plans totaled  $42 million in 2010,  $43 million in 2009 and  $43 million in 2008.

Multi-employer Plans The corporation participates in multi-employer plans that provide defined benefits to certain employees covered by collective bargaining agreements. Such plans are usually administered by a board of trustees composed of the management of the participating companies and labor representatives. The net pension cost of these plans is equal to the annual contribution determined in accordance with the provisions of negotiated labor contracts. These contributions were  $50 million in 2010,  $49 million in 2009 and  $48 million in 2008. Assets contributed to such plans are not segregated or otherwise restricted to provide benefits only to the employees of the corporation. The future cost of these plans is dependent on a number of factors including the funded status of the plans and the ability of the other participating companies to meet ongoing funding obligations.

In addition to regular contributions, the corporation could be obligated to pay additional contributions (known as complete or partial withdrawal liabilities) if a multi-employer pension plan (MEPP) has unfunded vested benefits. The corporation recognized a partial withdrawal liability in 2010 of  $22 million related to one collective bargaining agreement, all of which was recognized in Selling, general and administrative expenses in the Consolidated Statements of Income. The corporation also recognized a partial withdrawal liability of  $31 million in 2009 as a result of the cessation of contributions to a MEPP with respect to one collective bargaining unit. Of the total charge to income in 2009,  $13 million was recognized in Cost of sales and  $18 million was recognized in Selling, general and administrative expenses in the Consolidated Statements of Income. The charges for both years was recognized in the results of the North American Fresh Bakery segment.

Postretirement Health-Care and Life-Insurance Plans	12 Months Ended
Jul. 03, 2010
Postretirement Health-Care and Life-Insurance Plans

Note 17– Postretirement Health-Care and Life-Insurance Plans

The corporation provides health-care and life-insurance benefits to certain retired employees and their covered dependents and beneficiaries. Generally, employees who have attained age 55 and have rendered 10 or more years of service are eligible for these postretirement benefits. Certain retirees are required to contribute to plans in order to maintain coverage.

During 2009, the corporation entered into a new collective labor agreement in the Netherlands which eliminated post retirement health care benefits for certain employee groups, while also reducing benefits provided to others. The elimination of benefits resulted in the recognition of a curtailment gain of  $17 million, of which  $12 million impacted continuing operations, related to a portion of the unamortized prior service cost credit which was reported in accumulated other comprehensive income. The plan changes also resulted in a  $32 million reduction in the accumulated post retirement benefit obligation with an offset to accumulated other comprehensive income.

During the third quarter of 2009, the corporation approved a change to its U.S. postretirement medical plan. Effective January 1, 2010 the corporation will no longer subsidize retiree medical coverage for U.S. salaried employees and retirees. After this date, retirees will have access to medical coverage but will have to pay 100% of the premium. This change resulted in the recognition of a negative plan amendment which reduced the accumulated postretirement benefit obligation by  $50 million with an offset to unamortized prior service cost in accumulated other comprehensive income.

Measurement Date and Assumptions Beginning in 2009, a fiscal year end measurement date is utilized to value plan assets and obligations for the corporation's postretirement health-care and life-insurance plans pursuant to the new accounting rules. Previously, the corporation used a March 31 measurement date. The impact of adopting the new measurement date provision was recorded in 2009 as an adjustment to beginning of year retained earnings of  $(1) million, net of tax. The adjustment to retained earnings represents the net periodic benefit costs for the period from March 28, 2008 to June 28, 2008, the end of the previous fiscal year, which was determined using the 15-month approach to proportionally allocate the net periodic benefit cost to this period.

The weighted average actuarial assumptions used in measuring the net periodic benefit cost and plan obligations for the three years ending July 3, 2010 were:

	2010	2009	2008
Net periodic benefit cost
Discount rate	6.3%	6.4%	5.7%
Plan obligations
Discount rate	5.1	6.3	6.4
Health-care cost trend assumed for the next year	8.0	8.5	9.5
Rate to which the cost trend is assumed to decline	5.0	5.0	5.5
Year that rate reaches the ultimate trend rate	2016	2016	2015

The discount rate is determined by utilizing a yield curve based on high-quality fixed-income investments that have an AA bond rating to discount the expected future benefit payments to plan participants. Assumed health-care trend rates are based on historical experience and management's expectations of future cost increases. A one-percentage-point change in assumed health-care cost trend rates would have the following effects:

In millions	One Percentage Point Increase	One Percentage Point Decrease
Effect on total service and interest components	$ 2	$ (2)
Effect on postretirement benefit obligation	20	(17)

Net Periodic Benefit Cost and Funded Status The components of the net periodic benefit cost and curtailment gains associated with continuing operations were as follows:

In millions	2010	2009	2008
Components of defined benefit net periodic cost (income)
Service cost	$ 5	$ 7	$ 8
Interest cost	11	13	16
Net amortization and deferral	(29)	(23)	(18)
Net periodic benefit cost (income)	$(13)	$ (3)	$ 6
Curtailment (gains)	$ –	$(12)	$ –

The increase in net periodic benefit income in 2010 was driven by lower interest costs as a result of the lower accumulated benefit obligation at the start of the year as compared to the prior year, and an increase in net amortization and deferral income. The increase in amortization of prior service cost credits was due to the impact of a prior year plan amendment on the amount of unamortized prior service credits.

The amount of the prior service credits, net actuarial loss and net initial asset that is expected to be amortized from accumulated other comprehensive income and reported as a component of net periodic benefit cost during 2011 is  $27 million of income,  $3 million of expense and  $2 million of income, respectively.

The funded status of postretirement health-care and life-insurance plans related to continuing operations at the respective year-ends were:

In millions	2010	2009
Accumulated postretirement benefit obligation
Beginning of year	$164	$252
Service cost	5	7
Interest cost	11	13
Net benefits paid	(18)	(21)
Plan participant contributions	2	3
Actuarial (gain) loss	27	(9)
Elimination of early measurement date	–	6
Plan amendments	7	(84)
Foreign exchange	(1)	(3)
End of year	197	164
Fair value of plan assets	–	–
Funded status	$(197)	$(164)
Amounts recognized on the consolidated balance sheets
Accrued liabilities	$(14)	$(12)
Other liabilities	(183)	(152)
Total liability recognized	$(197)	$(164)
Amounts recognized in accumulated other comprehensive loss
Unamortized prior service credit	$(157)	$(197)
Unamortized net actuarial loss	51	25
Unamortized net initial asset	(5)	(7)
Total	$(111)	$(179)

Expected Benefit Payments and Funding Substantially all postretirement health-care and life-insurance benefit payments are made by the corporation. Using foreign exchange rates at July 3, 2010 and expected future service, it is anticipated that the future benefit payments that will be funded by the corporation will be as follows:  $14 million in 2011,  $14 million in 2012,  $14 million in 2013,  $14 million in 2014,  $14 million in 2015 and  $76 million from 2016 to 2020.

The Medicare Part D subsidy received by the corporation in 2010 was  $2 million. The subsidy received in 2009 and 2008 has not been material.

Income Taxes	12 Months Ended
Jul. 03, 2010
Income Taxes

Note 18 – Income Taxes

The provisions for income taxes on continuing operations computed by applying the U.S. statutory rate to income from continuing operations before taxes as reconciled to the actual provisions were:

	2010	2009	2008
Income (loss) from continuing operations before income taxes
United States	11.9%	(65.6)%	(357.8)%
Foreign	88.1	165.6	257.8
	100.0%	100.0%	(100.0)%
Tax expense (benefit) at U.S. statutory rate	35.0%	35.0%	(35.0)%
Tax on remittance of foreign earnings	19.5	12.2	68.0
Finalization of tax reviews and audits and changes in estimate on tax contingencies	(22.3)	(5.9)	(60.8)
Foreign taxes different than U.S. statutory rate	(7.5)	(15.9)	(8.3)
Valuation allowances	(0.6)	2.4	(6.6)
Benefit of foreign tax credits	–	(4.5)	(13.8)
Contingent sale proceeds	(5.9)	(14.7)	(29.1)
Tax rate changes	–	(0.2)	(0.1)
Goodwill impairment	–	23.6	176.5
Tax provision adjustments	2.3	2.4	(12.8)
Sale of capital assets	–	–	–
Other, net	(1.2)	2.9	(1.4)
Taxes at effective worldwide tax rates	19.3%	37.3%	76.6%

The tax expense related to continuing operations was  $20 million higher in 2010 than in 2009 primarily due to a  $437 million increase in income from continuing operations before income taxes and a tax charge of  $121 million related to the corporation's decision to no longer reinvest overseas earnings primarily attributable to existing overseas cash and the book value of the household and body care businesses. Partially offsetting this was a benefit of  $177 million for the release of certain contingent tax obligations after statutes in multiple jurisdictions lapsed and certain tax regulatory examinations and reviews were resolved.

The tax expense related to continuing operations was  $13 million higher in 2009 than in 2008 despite a  $514 million increase in income from continuing operations before income taxes. The 2009 tax expense was impacted by  $242 million of non-deductible impairment charges compared to  $790 million in 2008, a reduction in costs associated with the repatriation of earnings from certain foreign subsidiaries, the reduction in certain contingent tax obligations after statutes in multiple jurisdictions lapsed, the resolution of certain tax regulatory examinations and reviews, and changes in estimate.

The corporation recognized income tax expense of  $145 million in 2010,  $44 million in 2009 and  $107 million in 2008 related to certain earnings outside of the U.S. which were not deemed to be indefinitely reinvested. The  $145 million repatriation expense includes the  $121 charge explained above. Aside from the items mentioned above, the corporation intends to continue to invest a portion of its earnings outside of the U.S. and, therefore, has not recognized U.S. tax expense on these earnings. U.S. federal income tax and withholding tax on these foreign unremitted earnings would be approximately  $200 million to  $225 million.

Current and deferred tax provisions (benefits) were:

In millions		2010		2009		2008
	Current	Deferred	Current	Deferred	Current	Deferred
U.S.	$(176)	$182	$ 77	$(65)	$ 282	$(237)
Foreign	176	(33)	130	(13)	98	(25)
State	4	–	4	–	(10)	12
	$ 4	$149	$211	$(78)	$ 370	$(250)

Cash payments for income taxes from continuing operations were  $305 million in 2010,  $218 million in 2009 and  $337 million in 2008.

Sara Lee Corporation and eligible subsidiaries file a consolidated U.S. federal income tax return. The company uses the asset-and-liability method to provide income taxes on all transactions recorded in the consolidated financial statements. This method requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets or liabilities for book and tax purposes. Accordingly, a deferred tax liability or asset for each temporary difference is determined based upon the tax rates that the company expects to be in effect when the underlying items of income and expense are realized. The company's expense for income taxes includes the current and deferred portions of that expense. A valuation allowance is established to reduce deferred tax assets to the amount the company expects to realize.

The deferred tax liabilities (assets) at the respective year-ends were as follows:

In millions	2010	2009
Deferred tax (assets)
Pension liability	$(194)	$(306)
Employee benefits	(219)	(19)
Unrealized foreign exchange	(49)	(158)
Nondeductible reserves	(90)	(74)
Net operating loss and other tax carryforwards	(365)	(334)
Other	(82)	(149)
Gross deferred tax (assets)	(999)	(1,040)
Less valuation allowances	219	207
Net deferred tax (assets)	(780)	(833)
Deferred tax liabilities
Property, plant and equipment	$131	$176
Intangibles	218	245
Unrepatriated earnings	501	10
Deferred tax liabilities	850	431
Total net deferred tax (assets) liabilities	$70	$(402)

Tax-effected net operating loss and other tax carryforwards expire as follows:  $12 million in 2011,  $1 million in 2012,  $1 million in 2013,  $2 million in 2014,  $1 million in 2015,  $4 million in 2017,  $6 million in 2018,  $3 million in 2019, and  $27 million in 2021 and beyond. There is no expiration date on  $252 million of net operating loss carryforwards. Separately, there are state net operating losses of  $56 million that begin to expire in 2011 through 2029.

Valuation allowances have been established on net operating losses and other deferred tax assets in the United Kingdom, Belgium, Russia, and other foreign and U.S. state jurisdictions as a result of the corporation's determination that there is less than a 50% likelihood that these assets will be realized.

The corporation records tax reserves for uncertain tax positions taken, or expected to be taken, on a tax return. For those tax benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by the tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon audit settlement.

Due to the inherent complexities arising from the nature of the company's businesses, and from conducting business and being taxed in a substantial number of jurisdictions, significant judgments and estimates are required to be made. Agreement of tax liabilities between Sara Lee Corporation and the many tax jurisdictions in which the company files tax returns may not be finalized for several years. Thus, the company's final tax-related assets and liabilities may ultimately be different from those currently reported.

Our total unrecognized tax benefits that, if recognized, would affect our effective tax rate were  $279 million as of July 3, 2010. This amount differs from the balance of unrecognized tax benefits as of July 3, 2010 primarily due to uncertain tax positions that created deferred tax assets in jurisdictions which have not been realized due to a lack of profitability in the respective jurisdictions. At this time, the corporation estimates that it is reasonably possible that the liability for unrecognized tax benefits will decrease by approximately nil to  $25 million in the next 12 months from a variety of uncertain tax positions as a result of the completion of various worldwide tax audits currently in process and the expiration of the statute of limitations in several jurisdictions.

The company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended July 3, 2010, June 27, 2009 and June 28, 2008, the corporation recognized a benefit of  $43 million, expense of  $15 million and expense of  $2 million, respectively, of interest and penalties in tax expense. The tax benefit in 2010 was the result of the finalization of tax reviews and audits and changes in estimates of tax contingencies. As of July 3, 2010, June 27, 2009 and June 28, 2008, the corporation had accrued interest and accrued penalties of approximately  $61 million,  $111 million and  $96 million, respectively.

The corporation's tax returns are routinely audited by federal, state and foreign tax authorities and these audits are at various stages of completion at any given time. The Internal Revenue Service (IRS) has completed examinations of the company's U.S. income tax returns through July 1, 2006. Fiscal years remaining open to examination in the Netherlands include 2003 and forward. Other foreign jurisdictions remain open to audits ranging from 1999 forward. With few exceptions, the company is no longer subject to state and local income tax examinations by tax authorities for years before June 28, 2003.

As expected, in October 2009, the Spanish tax administration upheld the challenge made by its local field examination against tax positions taken by the corporation's Spanish subsidiaries. In November 2009, the corporation filed an appeal against this claim with the Spanish Tax Court. In April 2010, the Spanish Chief Inspector upheld a portion of the claim raised by the Spanish tax authorities, which the corporation will appeal. The corporation believes it is adequately reserved for the claim upheld by the Spanish Chief Inspector. However, in order to continue its appeal, the corporation was required to obtain a bank guarantee in May 2010 of  $80 million as security against all allegations. The corporation continues to dispute the challenge and will continue to have further proceedings with the Spanish tax authorities regarding this issue.

The following table presents a reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended July 3, 2010, June 27, 2009 and June 28, 2008.

In millions	Year ended	July 3, 2010	June 27, 2009	June 28, 2008
Unrecognized tax benefits
Beginning of year balance		$ 547	$591	$580
Increases based on current period tax positions		34	28	85
Increases based on prior period tax positions		39	22	15
Decreases based on prior period tax positions		(32)	(30)	(32)
Decreases related to settlements with tax authorities		(164)	(10)	(47)
Decreases related to a lapse of applicable statute of limitation		(25)	(7)	(46)
Foreign currency translation adjustment		(32)	(47)	36
End of year balance		$ 367	$547	$591

Business Segment Information	12 Months Ended
Jul. 03, 2010
Business Segment Information

Note 19 – Business Segment Information

The following are the corporation's five business segments and the types of products and services from which each reportable segment derives its revenues.

•   North American Retail sells a variety of packaged meat and frozen bakery products to retail customers in North America and includes the corporation's U.S. Senseo retail coffee business.

•   North American Fresh Bakery sells a variety of fresh bakery products to retail customers in North America.

•   North American Foodservice sells a variety of meats, bakery, and beverage products to foodservice customers in North America such as broad-line foodservice distributors, restaurants, hospitals and other large institutions.

•   International Beverage sells coffee and tea products in major markets around the world, including Europe, Australia and Brazil.

•   International Bakery sells a variety of bakery and dough products to retail and foodservice customers in Europe and Australia.

The corporation's management uses operating segment income, which is defined as operating income before general corporate expenses and amortization of trademarks and customer relationship intangibles, to evaluate segment performance and allocate resources. Management believes it is appropriate to disclose this measure to help investors analyze the business performance and trends of the various business segments. Interest and other debt expense, as well as income tax expense, are centrally managed, and accordingly, such items are not presented by segment since they are not included in the measure of segment profitability reviewed by management. The accounting policies of the segments are the same as those described in Note 2 to the Consolidated Financial Statements, "Summary of Significant Accounting Policies."

The corporation incurs various information technology (IT) and human resource (HR) costs related to its business segments. The IT costs include amortization of software used directly by the business segments, intranet website management costs, systems support, maintenance and project costs. The HR costs include benefits administration, organizational development, labor relations and recruiting costs incurred by the corporate human resource function on behalf of the business segments. Prior to 2010, these costs were included in Other general corporate expenses. Beginning in 2010, the corporation now includes these IT and HR costs in the operating results of the business segments. The reason for this change is that the integration of our operations over the past several years has resulted in more centralized services, which in many cases are conducted directly for the benefit of the business segments. Management believes these costs should be reflected in operating segment income in order to provide better information regarding the actual results of the business segment. Business segment information for 2009 and 2008 has been revised to be consistent with the new basis of presentation.

In millions	2010	2009	2008
Sales
North American Retail	$2,818	$2,767	$2,613
North American Fresh Bakery	2,128	2,200	2,028
North American Foodservice	1,873	2,092	2,186
International Beverage	3,221	3,062	3,238
International Bakery	785	795	934
	10,825	10,916	10,999
Intersegment	(32)	(34)	(50)
Total	$10,793	$10,882	$10,949
Operating Segment Income (Loss)
North American Retail	$346	$253	$149
North American Fresh Bakery	44	26	55
North American Foodservice	125	36	(324)
International Beverage	592	493	551
International Bakery	(14)	(194)	(346)
Total operating segment income	1,093	614	85
Amortization of trademarks and other intangibles	(49)	(47)	(48)
General corporate expenses – other	(249)	(217)	(244)
General corporate expenses – derivatives	(17)	(18)	22
Adjustment for noncontrolling interests	7	5	4
Contingent sale proceeds	133	150	130
Total operating income	918	487	(51)
Net interest expense	(123)	(129)	(105)
Income from continuing operations before income taxes	$795	$358	$(156)

Net sales for a business segment may include sales between segments. Such sales are at transfer prices that are equivalent to market value. Revenues from Wal-Mart Stores Inc. represent approximately  $1.6 billion,  $1.4 billion and  $1.2 billion of the corporation's consolidated revenues in 2010, 2009 and 2008, respectively. Each of the corporation's business segments sells to this customer, except International Bakery.

The amounts reported for operating segment income and operating income may include, but are not limited to, amounts recognized in the Consolidated Statements of Income for exit activities, asset and business dispositions, impairment charges, transformation/Accelerate charges, pension curtailment gains/ losses and pension partial withdrawal liability charges. See the Operating Results by Business Segment section of the Financial Review for additional information regarding these amounts.

In millions	2010	2009	2008
Assets
North American Retail	$1,293	$1,266	$1,287
North American Fresh Bakery	1,128	1,142	1,161
North American Foodservice	1,057	1,134	1,258
International Beverage	1,871	1,932	2,109
International Bakery	607	719	1,089
	5,956	6,193	6,904
Net assets held for sale	1,092	1,342	1,663
Other[1]	1,788	1,884	2,264
Total assets	$8,836	$9,419	$10,831
Depreciation
North American Retail	$97	$95	$92
North American Fresh Bakery	71	67	63
North American Foodservice	60	51	69
International Beverage	88	91	92
International Bakery	24	25	27
	340	329	343
Discontinued operations	7	32	36
Other	21	22	24
Total depreciation	$368	$383	$403
Additions to Long-Lived Assets
North American Retail	$163	$110	$149
North American Fresh Bakery	59	58	77
North American Foodservice	45	58	70
International Beverage	85	100	133
International Bakery	20	20	21
	372	346	450
Other	7	26	51
Total additions to long-lived assets	$379	$372	$501
[1]	Principally cash and cash equivalents, certain corporate fixed assets, deferred tax assets and certain other noncurrent assets.

Geographic Area Information	12 Months Ended
Jul. 03, 2010
Geographic Area Information

Note 20 – Geographic Area Information

In millions	United States	Netherlands	Spain	France	Other	Total
2010
Sales	$6,769	$1,001	$607	$509	$1,907	$10,793
Long-lived assets	2,725	274	180	294	363	3,836
2009
Sales	$7,017	$987	$649	$526	$1,703	$10,882
Long-lived assets	2,791	345	244	316	386	4,082
2008
Sales	$6,774	$1,066	$754	$568	$1,787	$10,949
Long-lived assets	2,968	400	522	361	450	4,701

Quarterly Financial Data	12 Months Ended
Jul. 03, 2010
Quarterly Financial Data

Note 21 – Quarterly Financial Data (Unaudited)

The corporation's quarterly results for 2010 and 2009 are as follows:

In millions	Quarter	First	Second	Third	Fourth
2010
Continuing operations
Net sales		$2,588	$2,858	$2,578	$2,769
Gross profit		969	1,105	1,015	1,012
Income (loss)		191	306	27	118
Income (loss) per common share
Basic		0.27	0.44	0.04	0.17
Diluted		0.27	0.43	0.04	0.17
Net income (loss)		287	376	(328)	192
Net income (loss) per common share
Basic		0.41	0.53	(0.49)	0.28
Diluted		0.41	0.53	(0.49)	0.28
Cash dividends declared		–	0.11	0.11	0.22
Market price
High		11.36	12.61	14.17	15.08
Low		9.17	10.64	11.67	12.83
Close		11.21	12.45	13.74	13.99

In millions	Quarter	First	Second	Third	Fourth
2009
Continuing operations
Net sales		$2,794	$2,856	$2,575	$2,657
Gross profit		977	969	932	966
Income (loss)		192	(39)	134	(62)
Income (loss) per common share
Basic		0.27	(0.06)	0.19	(0.09)
Diluted		0.27	(0.06)	0.19	(0.09)
Net income (loss)		232	(11)	170	(11)
Net income (loss) per common share
Basic		0.33	(0.02)	0.24	(0.02)
Diluted		0.32	(0.02)	0.24	(0.02)
Cash dividends declared		–	0.11	0.11	0.22
Market price
High		15.07	13.55	10.64	9.75
Low		12.05	7.74	6.80	7.85
Close		13.29	9.42	8.25	9.58

The quarterly financial data shown above includes the impact of significant items. Significant items may include, but are not limited to: charges for exit activities; transformation program and Project Accelerate costs; impairment charges; pension partial withdrawal liability charges; benefit plan curtailment gains and losses; tax charges on deemed repatriated earnings; tax costs and benefits resulting from the disposition of a business; impact of tax law changes; changes in tax valuation allowances and favorable or unfavorable resolution of open tax matters based on the finalization of tax authority examinations or the expiration of statutes of limitations. Further details of these items are included in the Financial Review section of the Annual Report.

Schedule II	12 Months Ended
Jul. 03, 2010
Schedule II Valuation and Qualifying Accounts

Schedule II

Sara Lee Corporation and Subsidiaries

VALUATION AND QUALIFYING ACCOUNTS

For the Years Ended June 28, 2008, June 27, 2009, and July 3, 2010

	Balance at Beginning of Year	Provision Charged to Costs and Expenses	Write-offs(1) /Allowances Taken	Other Additions (Deductions)	Balance at End of Year
For the Year Ended June 28, 2008
Allowances for bad debts	$29	$4	$(5)	$6	$34
Other receivable allowances	35	34	(32)	8	45
Deferred tax asset valuation allowances	383	(10)	—	(92)	281

Total	$447	$28	$(37)	$(78)	$360

For the Year Ended June 27, 2009
Allowances for bad debts	$34	$6	$(2)	$(2)	$36
Other receivable allowances	45	6	(9)	(6)	36
Deferred tax asset valuation allowances	281	9	—	(83)	207

Total	$360	$21	$(11)	$(91)	$279

For the Year Ended July 3, 2010
Allowances for bad debts	$36	$4	$(3)	$(4)	$33
Other receivable allowances	36	18	(8)	(10)	36
Deferred tax asset valuation allowances	207	(5)	—	17	219

Total	$279	$17	$(11)	$3	$288

(1)	Net of collections on accounts previously written off.

Summary of Significant Accounting Policies (Policy)	12 Months Ended
Jul. 03, 2010
Foreign Currency Translation

Foreign Currency Translation  Foreign currency denominated assets and liabilities are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of other comprehensive income within common stockholders' equity. The corporation translates the results of operations of its foreign subsidiaries at the average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions, the amounts of which are not material, are included in net income.

Reacquired Shares

Reacquired Shares  The corporation is incorporated in the state of Maryland and under those laws reacquired shares are retired. As shares are reacquired, the cost in excess of par value first reduces capital surplus, to the extent available, with any residual cost applied against retained earnings.

Sales Recognition and Incentives

Sales Recognition and Incentives  The corporation recognizes sales when they are realized or realizable and earned. The corporation considers revenue realized or realizable and earned when persuasive evidence of an arrangement exists, delivery of products has occurred, the sales price charged is fixed or determinable, and collectibility is reasonably assured. For the corporation, this generally means that we recognize sales when title to and risk of loss of our products pass to our resellers or other customers. In particular, title usually transfers upon receipt of our product at our customers' locations, or upon shipment, as determined by the specific sales terms of the transactions.

Sales are recognized as the net amount to be received after deducting estimated amounts for sales incentives, trade allowances and product returns. The corporation estimates trade allowances and product returns based on historical results taking into consideration the customer, transaction and specifics of each arrangement. The corporation provides a variety of sales incentives to resellers and consumers of its products, and the policies regarding the recognition and display of these incentives within the Consolidated Statements of Income are as follows:

Discounts, Coupons and Rebates  The cost of these incentives is recognized at the later of the date at which the related sale is recognized or the date at which the incentive is offered. The cost of these incentives is estimated using a number of factors, including historical utilization and redemption rates. Substantially all cash incentives of this type are included in the determination of net sales. Incentives offered in the form of free product are included in the determination of cost of sales.

Slotting Fees  Certain retailers require the payment of slotting fees in order to obtain space for the corporation's products on the retailer's store shelves. The cost of these fees is recognized at the earlier of the date cash is paid or a liability to the retailer is created. These amounts are included in the determination of net sales.

Volume-Based Incentives  These incentives typically involve rebates or refunds of a specified amount of cash only if the reseller reaches a specified level of sales. Under incentive programs of this nature, the corporation estimates the incentive and allocates a portion of the incentive to reduce each underlying sales transaction with the customer.

Cooperative Advertising  Under these arrangements, the corporation agrees to reimburse the reseller for a portion of the costs incurred by the reseller to advertise and promote certain of the corporation's products. The corporation recognizes the cost of cooperative advertising programs in the period in which the advertising and promotional activity first takes place. The costs of these incentives are generally included in the determination of net sales.

Fixtures and Racks  Store fixtures and racks are given to retailers to display certain of the corporation's products. The costs of these fixtures and racks are recognized as expense in the period in which they are delivered to the retailer.

Advertising Expense

Advertising Expense  Advertising costs, which include the development and production of advertising materials and the communication of this material through various forms of media, are expensed in the period the advertising first takes place. Advertising expense is recognized in the "Selling, general and administrative expenses" line in the Consolidated Statements of Income. Total media advertising expense for continuing operations was  $217 million in 2010,  $168 million in 2009 and  $187 million in 2008.

Contingent Sale Proceeds

Contingent Sale Proceeds  The corporation sold its European cut tobacco business in 1999. Under the terms of that agreement, the corporation was to receive an annual cash payment of € 95 million if tobacco continued to be a legal product in the Netherlands, Germany and Belgium through July 15, 2009. The contingencies associated with the 2010 and prior payments passed in the first quarter of each fiscal year and the corporation received the annual payments and recorded income in the contingent sales proceeds line in the Consolidated Statements of Income. The payments received increased diluted earnings per share by  $0.19 in 2010,  $0.21 in 2009 and  $0.18 in 2008.

Cash and Equivalents	Cash and Equivalents All highly liquid investments purchased with a maturity of three months or less at the time of purchase are considered to be cash equivalents.
Accounts Receivable Valuation

Accounts Receivable Valuation  Accounts receivable are stated at their net realizable value. The allowance for doubtful accounts reflects the corporation's best estimate of probable losses inherent in the receivables portfolio determined on the basis of historical experience, specific allowances for known troubled accounts and other currently available information.

Shipping and Handling Costs

Shipping and Handling Costs  Shipping and handling costs are  $607 million in 2010,  $655 million in 2009 and  $644 million in 2008. The majority of these costs are recognized in the "Selling, general and administrative expenses" line of the Consolidated Statements of Income.

Inventory Valuation

Inventory Valuation  Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method. Rebates, discounts and other cash consideration received from a vendor related to inventory purchases is reflected as a reduction in the cost of the related inventory item, and is therefore, reflected in cost of sales when the related inventory item is sold.

Recognition and Reporting of Planned Business Disposition

Recognition and Reporting of Planned Business Dispositions  When a decision to dispose of a business component is made, it is necessary to determine how the results will be presented within the financial statements and whether the net assets of that business are recoverable. The following summarizes the significant accounting policies and judgments associated with a decision to dispose of a business.

Discontinued Operations  A discontinued operation is a business component that meets several criteria. First, it must be possible to clearly distinguish the operations and cash flows of the component from other portions of the business. Second, the operations need to have been sold or classified as held for sale. Finally, after the disposal, the cash flows of the component must be eliminated from continuing operations and the corporation may not have any significant continuing involvement in the business. Significant judgments are involved in determining whether a business component meets the criteria for discontinued operation reporting and the period in which these criteria are met.

If a business component is reported as a discontinued operation, the results of operations through the date of sale are presented on a separate line of the income statement. Interest on corporate level debt is not allocated to discontinued operations. Any gain or loss recognized upon the disposition of a discontinued operation is also reported on a separate line of the income statement. Prior to disposition, the assets and liabilities of discontinued operations are aggregated and reported on separate lines of the balance sheet.

Gains and losses related to the sale of business components that do not meet the discontinued operation criteria are reported in continuing operations and separately disclosed if significant.

Businesses Held for Sale  In order for a business to be classified as held for sale, several criteria must be achieved. These criteria include, among others, an active program to market the business and locate a buyer, as well as the probable disposition of the business within one year. Upon being classified as held for sale, the recoverability of the carrying value of a business must be assessed. Evaluating the recoverability of the assets of a business classified as held for sale follows a defined order in which property and intangible assets subject to amortization are considered only after the recoverability of goodwill, intangible assets not subject to amortization and other assets are assessed. After the valuation process is completed, the held for sale business is reported at the lower of its carrying value or fair value less cost to sell and no additional deprecation expense is recognized related to property. The carrying value of a held for sale business includes the portion of the cumulative translation adjustment related to the operation.

Businesses Held for Use  If a decision to dispose of a business is made and the held for sale criteria are not met, the business is considered held for use and its assets are evaluated for recoverability in the following order: assets other than goodwill, property and intangibles; property and intangibles subject to amortization; and finally, goodwill. In evaluating the recoverability of property and intangible assets subject to amortization, in a held for use business, the carrying value of the business is first compared to the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the operation. If the carrying value exceeds the undiscounted expected cash flows, then an impairment is recognized if the carrying value of the business exceeds its fair value.

There are inherent judgments and estimates used in determining future cash flows and it is possible that additional impairment charges may occur in future periods. In addition, the sale of a business can result in the recognition of a gain or loss that differs from that anticipated prior to the closing date.

Property

Property  Property is stated at historical cost and depreciation is computed using the straight-line method over the lives of the assets. Machinery and equipment are depreciated over periods ranging from 3 to 25 years and buildings and building improvements over periods of up to 40 years. Additions and improvements that substantially extend the useful life of a particular asset and interest costs incurred during the construction period of major properties are capitalized. Leasehold improvements are capitalized and amortized over the shorter of the remaining lease term or remaining economic useful life. Repairs and maintenance costs are charged to expense. Upon sale or disposition of a property element, the cost and related accumulated depreciation are removed from the accounts. Capitalized interest was  $10 million in 2010,  $10 million in 2009 and  $18 million in 2008.

Property is tested for recoverability whenever events or changes in circumstances indicate that its carrying value may not be recoverable. Such events include significant adverse changes in the business climate, current period operating or cash flow losses, forecasted continuing losses or a current expectation that an asset group will be disposed of before the end of its useful life. Recoverability of property is evaluated by a comparison of the carrying amount of an asset or asset group to future net undiscounted cash flows expected to be generated by the asset or asset group. If the carrying amount exceeds the estimated future undiscounted cash flows then an asset is not recoverable. The impairment loss recognized is the amount by which the carrying amount of the asset exceeds the estimated fair value using discounted estimated future cash flows.

Assets that are to be disposed of by sale are recognized in the financial statements at the lower of carrying amount or fair value, less cost to sell, and are not depreciated after being classified as held for sale. In order for an asset to be classified as held for sale, the asset must be actively marketed, be available for immediate sale and meet certain other specified criteria.

Trademarks and Other Identifiable Intangible Assets

Trademarks and Other Identifiable Intangible Assets  The primary identifiable intangible assets of the corporation are trademarks and customer relationships acquired in business combinations and computer software. The corporation capitalizes direct costs of materials and services used in the development and purchase of internal-use software. Identifiable intangibles with finite lives are amortized and those with indefinite lives are not amortized. The estimated useful life of a finite-lived identifiable intangible asset is based upon a number of factors, including the effects of demand, competition, expected changes in distribution channels and the level of maintenance expenditures required to obtain future cash flows.

Identifiable intangible assets that are subject to amortization are evaluated for impairment using a process similar to that used in evaluating the recoverability of property, plant and equipment. Identifiable intangible assets not subject to amortization are assessed for impairment at least annually and as triggering events may occur. The impairment test for identifiable intangible assets not subject to amortization consists of a comparison of the fair value of the intangible asset with its carrying amount. An impairment loss is recognized for the amount by which the carrying value exceeds the fair value of the asset. In making this assessment, management relies on a number of factors to discount estimated future cash flows including operating results, business plans and present value techniques. Rates used to discount cash flows are dependent upon interest rates and the cost of capital at a point in time. There are inherent assumptions and judgments required in the analysis of intangible asset impairment. It is possible that assumptions underlying the impairment analysis will change in such a manner that impairment in value may occur in the future.

Goodwill

Goodwill  Goodwill is the difference between the purchase price and the fair value of the assets acquired and liabilities assumed in a business combination. When a business combination is completed, the assets acquired and liabilities assumed are assigned to the reporting unit or units of the corporation given responsibility for managing, controlling and generating returns on these assets and liabilities. Reporting units are business components at or one level below the operating segment level for which discrete financial information is available and reviewed by segment management. In many instances, all of the acquired assets and liabilities are assigned to a single reporting unit and in these cases all of the goodwill is assigned to the same reporting unit. In those situations in which the acquired assets and liabilities are allocated to more than one reporting unit, the goodwill to be assigned to each reporting unit is determined in a manner similar to how the amount of goodwill recognized in the business combination is determined.

Goodwill is not amortized; however, it is assessed for impairment at least annually and as triggering events may occur. The corporation previously performed its annual review for impairment in the second quarter of each fiscal year but moved its testing to the fourth quarter beginning in this fiscal year in order to better align the impairment review with the corporation's long-range planning process. Recoverability of goodwill is evaluated using a two-step process. The first step involves a comparison of the fair value of a reporting unit with its carrying value. If the carrying value of the reporting unit exceeds its fair value, the second step of the process is necessary and involves a comparison of the implied fair value and the carrying value of the goodwill of that reporting unit. If the carrying value of the goodwill of a reporting unit exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to the excess.

In evaluating the recoverability of goodwill, it is necessary to estimate the fair values of the reporting units. In making this assessment, management relies on a number of factors to discount anticipated future cash flows, including operating results, business plans and present value techniques. In 2010, the fair value of reporting units is estimated based on a weighing of two models – a discounted cash flow model and a market multiple model. The discounted cash flow model uses management's business plans and projections as the basis for expected future cash flows for the first three years and a 2% residual growth rate thereafter. The market multiple approach employs market multiples of revenues and earnings for companies comparable to the corporation's reporting units. Management believes the assumptions used for the impairment test are consistent with those utilized by a market participant performing similar valuations for our reporting units. A separate discount rate derived from published sources was utilized for each reporting unit and, on a weighted average basis, the discount rate used was 10.2%. Rates used to discount cash flows are dependent upon interest rates, market-based risk premium and the cost of capital at a point in time. Because some of the inherent assumptions and estimates used in determining the fair value of these reporting units are outside the control of management, including interest rates, market-based risk premium, the cost of capital, and tax rates, changes in these underlying assumptions and our credit rating can also adversely impact the business units' fair values. The amount of any impairment is dependent on these factors, which cannot be predicted with certainty.

Exit and Disposal Activities

Exit and Disposal Activities  Exit and disposal activities primarily consist of various actions to sever employees, exit certain contractual obligations and dispose of certain assets. Charges are recognized for these actions at their fair value in the period in which the liability is incurred. Adjustments to previously recorded charges resulting from a change in estimated liability are recognized in the period in which the change is identified. Our methodology used to record these charges is described below.

Severance Severance actions initiated by the corporation are generally covered under previously communicated benefit arrangements under GAAP, which provides for termination benefits in the event that an employee is involuntarily terminated. Liabilities are recorded under these arrangements when it is probable that employees will be entitled to benefits and the amount can be reasonably estimated. This generally occurs when management with the appropriate level of authority approves an action to terminate employees who have been identified and targeted for termination within one year.

Noncancelable Lease and Contractual Obligations Liabilities are incurred for noncancelable lease and other contractual obligations when the corporation terminates the contract in accordance with contract terms or when the corporation ceases using the right conveyed by the contract or exits the leased space. The charge for these items is determined based on the fair value of remaining lease rentals reduced by the fair value of estimated sublease rentals that could reasonably be obtained for the property, estimated using an expected present value technique.

Other For other costs associated with exit and disposal activities, a charge is recognized at its fair value in the period in which the liability is incurred, estimated using an expected present value technique, generally when the services are rendered.

Stock-Based Compensation	Stock-Based Compensation The corporation recognizes the cost of employee services received in exchange for awards of equity instruments based upon the grant date fair value of those awards.
Income Taxes

Income Taxes As a global commercial enterprise, the corporation's tax rate from period to period is affected by many factors. The most significant of these factors includes changes in tax legislation, the global mix of earnings, the tax characteristics of the corporation's income, the timing and recognition of goodwill impairments, acquisitions and dispositions and the portion of the income of foreign subsidiaries that is expected to be repatriated to the U.S. and be taxable. In addition, the corporation's tax returns are routinely audited and finalization of issues raised in these audits sometimes affects the tax provision. It is reasonably possible that tax legislation in the jurisdictions in which the corporation does business may change in future periods. While such changes cannot be predicted, if they occur, the impact on the corporation's tax assets and obligations will need to be measured and recognized in the financial statements.

Deferred taxes are recognized for the future tax effects of temporary differences between financial and income tax reporting using tax rates for the years in which the differences are expected to reverse. Federal income taxes are provided on that portion of the income of foreign subsidiaries that are expected to be remitted to the U.S. and be taxable.

The management of the corporation periodically estimates the probable tax obligations of the corporation using historical experience in tax jurisdictions and informed judgments in accordance with GAAP. For a tax benefit to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by the taxing authority. The corporation adjusts these reserves in light of changing facts and circumstances; however, due to the complexity of some of these situations, the ultimate payment may be materially different from the estimated recorded amounts. Any adjustment to a tax reserve impacts the corporation's tax expense in the period in which the adjustment is made.

Defined Benefit, Postretirement and Life-Insurance Plans

Defined Benefit, Postretirement and Life-Insurance Plans

The corporation recognizes the funded status of defined pension and postretirement plans in the Consolidated Balance Sheet. The funded status is measured as the difference between the fair market value of the plan assets and the benefit obligation. Beginning in 2009, the corporation measures its plan assets and liabilities as of its fiscal year end. For a defined benefit pension plan, the benefit obligation is the projected benefit obligation; for any other defined benefit postretirement plan, such as a retiree health care plan, the benefit obligation is the accumulated postretirement benefit obligation. Any overfunded status should be recognized as an asset and any underfunded status should be recognized as a liability. As part of the initial recognition of the funded status, any transitional asset/ (liability), prior service cost (credit) or actuarial (gain)/loss that had not yet been recognized as a component of net periodic cost was recognized in the accumulated other comprehensive income section of the Consolidated Statements of Equity, net of tax. Accumulated other comprehensive income will be adjusted as these amounts are subsequently recognized as a component of net periodic benefit costs in future periods.

In 2010 the corporation adopted new accounting guidance regarding an employer's disclosure of plan assets of defined benefit pension and other postretirement benefit plans. The amended guidance requires disclosures about plan assets including how investment allocation decisions are made, the major categories of plans assets, the inputs and valuation techniques used to measure the fair value of plan assets, the effect of fair value measurements using significant unobservable inputs on changes in plan assets for the period and significant concentrations of risk within plan assets.

Financial Instruments

Financial Instruments The corporation uses financial instruments, including forward exchange, options, futures and swap contracts, to manage its exposures to movements in interest rates, foreign exchange rates and commodity prices. The use of these financial instruments modifies the exposure of these risks with the intent to reduce the risk or cost to the corporation. The corporation does not use derivatives for trading purposes and is not a party to leveraged derivatives.

The corporation uses either hedge accounting or mark-to-market accounting for its derivative instruments. Under hedge accounting, the corporation formally documents its hedge relationships, including identification of the hedging instruments and the hedged items, as well as its risk management objectives and strategies for undertaking the hedge transaction. This process includes linking derivatives that are designated as hedges of specific assets, liabilities, firm commitments or forecasted transactions. The corporation also formally assesses, both at inception and at least quarterly thereafter, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in either the fair value or cash flows of the hedged item. If it is determined that a derivative ceases to be a highly effective hedge, or if the anticipated transaction is no longer likely to occur, the corporation discontinues hedge accounting and any deferred gains or losses are recorded in the "Selling, general and administrative expenses" line in the Consolidated Statements of Income. Derivatives are recorded in the Consolidated Balance Sheets at fair value in other assets and other liabilities. For more information about accounting for derivatives see Note 15, "Financial Instruments".

Self-Insurance Reserves

Self-Insurance Reserves The corporation purchases third-party insurance for workers' compensation, automobile and product and general liability claims that exceed a certain level. The corporation is responsible for the payment of claims under these insured limits. The undiscounted obligation associated with these claims is accrued based on estimates obtained from consulting actuaries. Historical loss development factors are utilized to project the future development of incurred losses, and these amounts are adjusted based upon actual claim experience and settlements. Accrued reserves, excluding any amounts covered by insurance, were  $187 million as of July 3, 2010 and  $201 million as of June 27, 2009.

Business Acquisitions

Business Acquisitions In 2010, the corporation adopted new accounting guidance related to business combinations, which requires changes in the accounting and reporting of business acquisitions. This guidance requires an acquirer to recognize and measure the identifiable assets acquired, liabilities assumed, contractual contingencies, contingent consideration and any noncontrolling interest in an acquired business at fair value on the acquisition date. In addition, it also requires expensing acquisition costs when incurred, restructuring costs in periods subsequent to the acquisition date and any adjustments to deferred tax asset valuation allowances and acquired uncertain tax positions after the measurement period to be reflected in income tax expense. The adoption of this guidance has not impacted the consolidated financial statements.

Variable Interest Entities

Variable Interest Entities The corporation consolidates variable interest entities ("VIEs") of which it is the primary beneficiary. Legal entities with which the corporation becomes involved are assessed to determine whether such entities are VIEs and, if so, whether or not the corporation is the primary beneficiary. In general, the corporation determines whether it is the primary beneficiary of a VIE through a qualitative analysis of risk, which identifies which variable interest holder absorbs the majority of the financial risk or rewards and variability of the VIE. In performing this analysis, we consider all relevant facts and circumstances, including: the design and activities of the VIE, terms of VIE contracts, identification of other variable interest holders, our explicit arrangements and our implicit variable interests.

The corporation enters into franchise agreements with independent third party contractors ("Independent Operators") representing distribution rights to sell and distribute fresh bakery products via direct-store-delivery to retail outlets in defined sales territories. The corporation does not hold equity interests in any of the Independent Operator entities. Independent Operators generally finance the purchase of distribution rights through note agreements with a financial institution, which, in the aggregate, are partially guaranteed by Sara Lee. In addition, the corporation maintains explicit and implicit commitments to maintain the function of routes to ensure product delivery to customers. The corporation determined that all Independent Operators are variable interest entities of which it is the primary beneficiary, primarily as a result of Sara Lee's debt guarantee and other route maintenance obligations.

As a result of consolidating these Independent Operator variable interest entities, the corporation reflected the following in its balance sheets:

In millions	2010	2009

Inventories – finished goods	$2	$1
Property – machinery and equipment	22	25

Total assets	$24	$26

Current portion of long-term debt	$12	$11
Long-term debt excluding current portion	58	66

Total liabilities	$70	$77

Noncontrolling interests	$23	$12

Lease obligations presented within long-term debt captions on the balance sheet are secured by the vehicles subject to lease and do not represent additional claims on the corporation's general assets. The corporation's maximum exposure for loss associated with the Independent Operator entities is limited to  $52 million of long-term debt of the Independent Operators as of July 3, 2010.

Financial Instruments Policy (Policy)	12 Months Ended
Jul. 03, 2010
Financial Instruments

Financial Instruments The corporation uses financial instruments, including forward exchange, options, futures and swap contracts, to manage its exposures to movements in interest rates, foreign exchange rates and commodity prices. The use of these financial instruments modifies the exposure of these risks with the intent to reduce the risk or cost to the corporation. The corporation does not use derivatives for trading purposes and is not a party to leveraged derivatives.

The corporation uses either hedge accounting or mark-to-market accounting for its derivative instruments. Under hedge accounting, the corporation formally documents its hedge relationships, including identification of the hedging instruments and the hedged items, as well as its risk management objectives and strategies for undertaking the hedge transaction. This process includes linking derivatives that are designated as hedges of specific assets, liabilities, firm commitments or forecasted transactions. The corporation also formally assesses, both at inception and at least quarterly thereafter, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in either the fair value or cash flows of the hedged item. If it is determined that a derivative ceases to be a highly effective hedge, or if the anticipated transaction is no longer likely to occur, the corporation discontinues hedge accounting and any deferred gains or losses are recorded in the "Selling, general and administrative expenses" line in the Consolidated Statements of Income. Derivatives are recorded in the Consolidated Balance Sheets at fair value in other assets and other liabilities. For more information about accounting for derivatives see Note 15, "Financial Instruments".

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Jul. 03, 2010
Effect of VIE consolidation on balance sheets

In millions	2010	2009

Inventories – finished goods	$2	$1
Property – machinery and equipment	22	25

Total assets	$24	$26

Current portion of long-term debt	$12	$11
Long-term debt excluding current portion	58	66

Total liabilities	$70	$77

Noncontrolling interests	$23	$12

Intangible Assets and Goodwill (Tables)	12 Months Ended
Jul. 03, 2010
Schedule of intangible assets

In millions	Gross	Accumulated Amortization	Net Book Value
2010
Intangible assets subject to amortization
Trademarks and brand names	$ 287	$106	$181
Customer relationships	412	249	163
Computer software	367	269	98
Other contractual agreements	19	11	8

	$1,085	$635	450

Trademarks and brand names not subject to amortization			54

Net book value of intangible assets			$504

2009
Intangible assets subject to amortization
Trademarks and brand names	$ 295	$ 95	$200
Customer relationships	427	229	198
Computer software	299	177	122
Other contractual agreements	29	17	12

	$1,050	$518	532

Trademarks and brand names not subject to amortization			55

Net book value of intangible assets			$587

Goodwill by reportable segment

In millions	North American Retail	North American Fresh Bakery	North American Foodservice	International Beverage	International Bakery	Total
Balance at June 28, 2008
Gross goodwill	$102	$287	$ 983	$ 355	$ 744	$ 2,471
Accumulated impairment losses	–	–	(382)	(92)	(400)	(874)

Net goodwill	102	287	601	263	344	1,597

Impairments	–	–	(107)	–	(124)	(231)
Acquisition	–	–	–	18	–	18
Foreign exchange/other	1	–	–	(51)	(39)	(89)
Net book value at June 27, 2009
Gross goodwill	103	287	983	322	705	2,400
Accumulated impairment losses	–	–	(489)	(92)	(524)	(1,105)

Net goodwill	103	287	494	230	181	1,295

Foreign exchange/other	–	1	–	(16)	(19)	(34)
Net book value at July 3, 2010
Gross goodwill	103	288	983	306	686	2,366
Accumulated impairment losses	–	–	(489)	(92)	(524)	(1,105)

Net goodwill	$103	$288	$ 494	$ 214	$ 162	$ 1,261

Impairment Charges (Tables)	12 Months Ended
Jul. 03, 2010
Schedule of impairment charges

In millions	Pretax Impairment Charge	Tax Benefit	After Tax Charge
2010
North American Foodservice	$ (15)	$ 5	$ (10)
International Bakery	(13)	4	(9)

Total impairments – 2010	$ (28)	$ 9	$ (19)

2009
North American Foodservice	$(107)	$ –	$(107)
International Bakery	(207)	25	(182)

Total impairments – 2009	$(314)	$25	$(289)

2008
North American Retail	$(20)	$8	$(12)
North American Foodservice	(431)	16	(415)
International Bakery	(400)	–	(400)

Total impairments – 2008	$(851)	$24	$(827)

Discontinued Operations (Tables)	12 Months Ended
Jul. 03, 2010
Discontinued operations income statement table

In millions	Net Sales	Pretax Income (Loss)	Income (Loss)

2010
International Household and Body Care businesses	$2,126	$254	$(199)

2009
International Household and Body Care businesses	$2,000	$245	$155

2008
International Household and Body Care businesses	$2,264	$330	$250
European Branded Apparel	–	(15)	(15)
Mexican Meats	238	2	1

Total	$2,502	$317	$236

Gain (loss) on sale of discontinued operations table

In millions	Pretax Gain (Loss) on Sale	Tax (Charge)/ Benefit	After Tax Gain (Loss)

2010
Godrej Sara Lee joint venture	$150	$(72)	$ 78
Other	8	(2)	6

Total	$158	$(74)	$ 84

2008
Mexican Meats	$ (23)	$ (1)	$(24)

Cash flow impacts of discontinued operations table

In millions	2010	2009	2008

Discontinued operations impact on
Cash from operating activities	$321	$260	$221
Cash used in investing activities	(18)	(19)	(26)
Cash used in financing activities	(311)	(235)	(209)

Net cash impact of discontinued operations	$(8)	$6	$(14)

Cash balance of discontinued operations
At start of period	$8	$2	$16
At end of period	–	8	2

Increase/(decrease) in cash of discontinued operations	$(8)	$6	$(14)

Disposal group including discontinued operation balance sheet disclosures

In millions	July 3, 2010	June 27, 2009

Cash and cash equivalents	$ –	$ 8
Trade accounts receivable	48	60
Inventories	188	262
Other current assets	24	48

Total current assets held for sale	260	378

Property	144	156
Trademarks and other intangibles	188	221
Goodwill	496	568
Other assets	4	19

Assets held for sale	$1,092	$1,342

Accounts payable	$27	$50
Accrued expenses and other current liabilities	220	228
Current maturities of long-term debt	6	9

Total current liabilities held for sale	253	287
Long-term debt	2	7
Other liabilities	8	6

Liabilities held for sale	$ 263	$ 300

Noncontrolling interest	$ 5	$ 22

Exit, Disposal and Restructuring Activities (Tables)	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Summary of exit, disposal and restructing actions

In millions	2010	2009	2008

Cost of sales
Transformation charges – IT costs	$–	$–	$4
Selling, general and administrative expenses
Transformation charges – IT costs	–	4	23
Transformation/Accelerate charges – other	23	17	2
Net charges for (income from)
Exit activities	64	103	40
Asset and business dispositions	20	–	(1)

Reduction in income from continuing operations before income taxes	107	124	68
Income tax benefit	(35)	(33)	(25)

Reduction in income from continuing operations	$72	$91	$43

Impact on diluted EPS from continuing operations	$0.10	$0.13	$0.06

Impact of restructuring actions on corporate business segments and unallocated corporate expenses

In millions	2010	2009	2008

North American Retail	$ 4	$ –	$14
North American Fresh Bakery	–	6	3
North American Foodservice	10	(1)	5
International Beverage	12	53	13
International Bakery	47	38	9

Decrease in business segment income	73	96	44
Increase in general corporate expenses	34	28	24

Total	$107	$124	$68

Net charges for exit disposal and transformation actions and related reserve status

In millions	Employee Termination and Other Benefits	Accelerate Costs – IT and Other	Non- cancellable Leases	Asset and Business Disposition Actions	Total

Exit, disposal and other costs recognized during 2010	$ 59	$ 24	$ 15	$ 20	$ 118
Charges recognized in discontinued operations	9	–	9	–	18
Cash payments	(22)	(21)	(11)	–	(54)
Non-cash charges	(1)	–	–	–	(1)
Foreign exchange impacts	(5)	–	–	–	(5)
Asset and business disposition losses	–	–	–	(20)	(20)

Accrued costs as of July 3, 2010	$ 40	$ 3	$ 13	$ –	$ 56

In millions	Employee Termination and Other Benefits	Transfor- mation Costs –IT and Other	Total

Exit, disposal and other costs recognized during 2009	$ 106	$ 19	$125
Charges recognized in discontinued operations	13	3	16
Non-cash charges	–	(2)	(2)
Cash payments	(24)	(14)	(38)
Accrued costs as of June 27, 2009	95	6	101
Non-cash charges	(3)	–	(3)
Cash payments	(56)	(2)	(58)
Change in estimate	(12)	(1)	(13)
Foreign exchange impacts	(2)	–	(2)

Accrued costs as of July 3, 2010	$ 22	$ 3	$ 25

In millions	Em- ployee Termi- nation and Other Benefits	Non- cancelable Lease and Other Con- tractual Obli- gations	Asset and Business Dis- position Actions	Transfor- mation Costs - IT and Other	Total

Exit, disposal and other costs recognized during 2008	$ 36	$ 3	$(2)	$ 28	$ 65
Charges recognized in discontinued operations	–	–	1	7	8
Cash payments	(7)	–	–	(33)	(40)
Asset and business disposition gains (losses)	–	–	1	–	1

Accrued costs as of June 28, 2008	29	3	–	2	34
Cash payments	(15)	–	–	(2)	(17)
Change in estimate	(2)	–	–	–	(2)
Foreign exchange impacts	(1)	–	–	–	(1)

Accrued costs as of June 27, 2009	11	3	–	–	14
Cash payments	(5)	(1)	–	–	(6)
Change in estimate	(2)	4	–	–	2

Accrued costs as of July 3, 2010	$ 4	$ 6	$ –	$ –	$ 10

Common Stock (Tables)	12 Months Ended
Jul. 03, 2010
Changes in outstanding shares of common stock

Shares in thousands	2010	2009	2008

Beginning balances	695,658	706,359	724,433
Stock issuances
Stock option and benefit plans	1,055	38	1,163
Restricted stock plans	1,741	543	320
Reacquired shares	(36,417)	(11,390)	(19,669)
Other	81	108	112

Ending balances	662,118	695,658	706,359

Schedule of dividends declared

In millions except per share data	2010	2009	2008

Common stock dividends declared	$299	$306	$298
Dividends per share amount declared	$0.44	$0.44	$0.42

Accumulated Other Comprehensive Income (Tables)	12 Months Ended
Jul. 03, 2010
Schedule of accumulated other comprehensive income

In millions	Cumulative Translation Adjustment	Net Unrealized Gain (Loss) on Qualifying Cash Flow Hedges and Other	Pension/ Post- retirement Liability Adjustment	Accumu- lated Other Compre- hensive Income (Loss)

Balance at June 30, 2007	$(147)	$ (4)	$(603)	$(754)
Goodwill Redenomination	106	–	–	106
Disposition of Mexican
Meat business	31	–	–	31
Amortization of net actuarial loss and prior service credit	–	–	27	27
Net actuarial gain arising during the period	–	–	190	190
Other comprehensive income (loss) activity	549	25	(25)	549

Balance at June 28, 2008	539	21	(411)	149
Measurement date adjustment	–	–	3	3
Amortization of net actuarial loss and prior service credit	–	–	1	1
Net actuarial loss arising during the period	–	–	(299)	(299)
Postretirement plan amendments	–	–	55	55
Other comprehensive income (loss) activity	(561)	(32)	79	(514)

Balance at June 27, 2009	(22)	(11)	(572)	(605)
Disposition of Godrej J.V.	14	–	–	14
Amortization of net actuarial loss and prior service credit	–	–	19	19
Net actuarial loss arising during the period	–	–	(323)	(323)
Pension plan curtailment	–	–	27	27
Pension and postretirement plan amendments	–	–	(4)	(4)
Other comprehensive income (loss) activity	(96)	10	46	(40)

Balance at July 3, 2010	$(104)	$ (1)	$(807)	$(912)

Stock-Based Compensation (Tables)	12 Months Ended
Jul. 03, 2010
Schedule of fair value of option grants

	2010	2009	2008

Weighted average expected lives	8.0 years	8.0 years	8.0 years
Weighted average risk-free interest rates	3.03%	3.1%	4.2%
Range of risk-free interest rates	3.02 – 3.15%	3.1%	4.2%
Weighted average expected volatility	27.2%	22.1%	24.3%
Range of expected volatility	27.2 – 27.6%	22.1%	24.3%
Dividend yield	4.4%	3.0%	2.4%

Stock-Based Compensation, Stock Options [Member]
Schedule of changes in stock-based compensation awards

Shares in thousands	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in millions)

Options outstanding at June 27, 2009	27,777	$17.54	3.0	$ –

Granted	4,132	10.05	–	–
Exercised	(1,008)	13.22	–	–
Canceled/expired	(10,865)	18.31	–	–
Options outstanding at July 3, 2010	20,036	$15.79	4.7	$16

Options exercisable at July 3, 2010	13,121	$17.66	2.7	$ –

Schedule of value of stock-based compensation awards

In millions except per share data	2010	2009	2008
Number of options exercisable at end of fiscal year	13,121	22,721	27,665
Weighted average exercise price of options exercisable at end of fiscal year	$17.66	$18.13	$18.61
Weighted average grant date fair value of options granted during the fiscal year	$ 1.88	$ 2.67	$ 4.36
Total intrinsic value of options exercised during the fiscal year	$ 0.9	$ 0.0	$ 1.0
Fair value of options that vested during the fiscal year	$ 6.3	$ 2.0	$ 3.0

Restricted Stock Unit Awards [Member]
Schedule of changes in stock-based compensation awards

Shares in thousands	Shares	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (in millions)

Nonvested share units at June 27, 2009	8,578	$14.83	1.2	$ 82

Granted	4,048	10.06	–	–
Vested	(2,376)	14.70	–	–
Forfeited	(1,236)	13.89	–	–

Nonvested share units at July 3, 2010	9,014	$12.86	1.2	$126

Exercisable share units at July 3, 2010	153	$16.29	4.2	$ 2

Schedule of value of stock-based compensation awards

In millions except per share data	2010	2009	2008

Stock Unit Awards
Fair value of share-based units that vested during the fiscal year	$ 35	$ 12	$ 29
Weighted average grant date fair value of share based units granted during the fiscal year	$10.06	$13.73	$16.32
All Stock-Based Compensation
Total compensation expense	$ 35	$ 41	$ 38
Tax benefit on compensation expense	$ 13	$ 12	$ 10

Earnings per Share (Tables)	12 Months Ended
Jul. 03, 2010
Reconciliation between net income (loss) per share-basic and diluted

In millions except earnings per share	2010	2009	2008

Income (loss) from continuing operations attributable to Sara Lee	$635	$220	$(280)
Income (loss) from discontinued operations attributable to Sara Lee	(213)	144	225
Gain (loss) on sale of discontinued operations	84	–	(24)

Net income (loss) attributable to Sara Lee	$506	$364	$(79)

Average shares outstanding – basic	688	701	715
Dilutive effect of stock compensation	3	2	–

Diluted shares outstanding	691	703	715

Income (loss) from continuing operations per share
Basic	$0.92	$0.31	$(0.39)

Diluted	$0.92	$0.31	$(0.39)

Net income (loss) from discontinued operations per share
Basic	$(0.19)	$0.21	$0.28

Diluted	$(0.19)	$0.21	$0.28

Net income (loss) per share
Basic	$0.74	$0.52	$(0.11)

Diluted	$0.73	$0.52	$(0.11)

Debt Instruments (Tables)	12 Months Ended
Jul. 03, 2010
Composition of the corporation's long-term debt, which includes capital lease obligations

In millions	Maturity Date	2010	2009

Senior debt
7.26% – 7.71% notes	2010	$–	$25
Euro denominated – 2.25% note	2012	375	–
6.25% notes	2012	1,110	1,110
3.875% notes	2013	500	500
10% zero coupon notes ( $19 million face value)	2014	14	12

10% – 14.25% zero coupon notes ( $105 million face value)	2015	64	57
6.125% notes	2033	500	500
Euro denominated – euro interbank offered rate (EURIBOR) plus 1.75%	2011	–	399

Total senior debt		2,563	2,603
Obligations under capital lease		35	44
Other debt		116	119

Total debt		2,714	2,766
Unamortized discounts		(6)	(7)
Hedged debt adjustment to fair value		26	25

Total long-term debt		2,734	2,784
Less current portion		(16)	(46)

		$2,718	$2,738

Selected data on the corporation's short-term obligations

In millions	2010	2009	2008

Maximum month-end borrowings	$132	$461	$280
Average borrowings during the year	69	289	54
Year-end borrowings	47	20	274
Weighted average interest rate during the year	2.67%	3.60%	3.46%
Weighted average interest rate at year-end	2.69	6.68	2.91

Leases (Tables)	12 Months Ended
Jul. 03, 2010
Book value of capital lease assets

In millions	July 3, 2010	June 27, 2009

Gross book value of capital lease assets included in property	$66	$72
Net book value of capital lease assets included in property	38	44

Future minimum lease payments table

In millions	Capital Leases	Operating Leases

2011	$13	$ 80
2012	13	57
2013	7	42
2014	4	28
2015	2	21
Thereafter	3	69

Total minimum lease payments	42	$297

Amounts representing interest	(7)

Present value of net minimum payments	35
Current portion	10

Noncurrent portion	$25

Schedule of lease depreciation and expense
In millions	2010	2009	2008

Depreciation of capital lease assets	$ 8	$ 10	$ 11
Rental expense under operating leases	123	125	128

Financial Instruments (Tables)	12 Months Ended
Jul. 03, 2010
Schedule of fair value of all derivative contracts
	Assets				Liabilities

	Other Current Assets		Other Non-Current Assets		Accrued Liabilities – Other		Other

In millions	July 3, 2010	June 27, 2009	July 3, 2010	June 27, 2009	July 3, 2010	June 27, 2009	July 3, 2010	June 27, 2009

Derivatives designated as hedging instruments

Interest rate contracts[2]	$ 4	$ 3	$27	$30	$ –	$ –	$ –	$ –

Foreign exchange contracts[2]	143	1	–	–	2	8	153	249

Commodity contracts[1]	–	1	–	–	–	–	–	–

Total derivatives designated as hedging instruments	147	5	27	30	2	8	153	249

Derivatives not designated as hedging instruments

Foreign exchange contracts[2]	42	61	–	–	42	34	–	–

Commodity contracts[1]	–	1	–	–	–	–	–	–

Total derivatives not designated as hedging instruments	42	62	–	–	42	34	–	–

Total derivatives	$189	$67	$27	$30	$44	$42	$153	$249

[1]	Categorized as level 1: Fair value of level 1 assets and liabilities as of July 3, 2010 are nil and at June 27, 2009 are $2 million and nil, respectively.
[2]	Categorized as level 2: Fair value of level 2 assets and liabilities as of July 3, 2010 are $216 million and $197 million and at June 27, 2009 are $95 million and $291 million, respectively.

Information relating to cash flow hedges, net investment hedges, fair value hedges and other derivatives not designated as hedging instruments

		Interest Rate Contracts		Foreign Exchange Contracts		Commodity Contracts		Total

In millions	year ended	July 3, 2010	June 27, 2009	July 3, 2010	June 27, 2009	July 3, 2010	June 27, 2009	July 3, 2010	June 27, 2009

Cash Flow Derivatives

Amount of gain (loss) recognized in other comprehensive income (OCI)[1]		$ (4)	$ 4	$ 77	$ 24	$ –	$(25)	$ 73	$ 3

Amount of gain (loss) reclassified from AOCI into earnings1, [2]		–	–	65	62	(4)	(17)	61	45

Amount of ineffectiveness recognized in earnings3, [4]		–	–	(8)	(10)	–	(2)	(8)	(12)

Net Investment Derivatives

Amount of gain recognized in OCI[1]		–	–	411	407	–	–	411	407

Fair Value Derivatives

Amount of derivative gain (loss) recognized in earnings[5]		19	29	–	13	–	–	19	42

Amount of Hedged Item gain (loss) recognized in earnings[5]		(1)	(17)	–	(8)	–	–	(1)	(25)

Derivatives Not Designated as Hedging Instruments

Amount of gain (loss) recognized in Cost of Sales		–	–	32	1	(8)	(29)	24	(28)

Amount of gain (loss) recognized in SG&A		–	–	(60)	(136)	(2)	(29)	(62)	(165)

1	Effective portion.
2	Gain (loss) reclassified from AOCI into earnings is reported in interest, for interest rate swaps, in selling, general, and administrative (SG&A) expenses for foreign exchange contracts and in cost of sales for commodity contracts.
3	Gain (loss) recognized in earnings is related to the ineffective portion and amounts excluded from the assessment of hedge effectiveness.
4	Gain (loss) recognized in earnings is reported in interest expense for foreign exchange contract and SG&A expenses for commodity contracts.
5	The amount of gain (loss) recognized in earnings on the derivative contracts and the related hedged item is reported in interest for the interest rate contracts and SG&A for the foreign exchange contracts.

Defined Benefit Pension Plans (Tables)	12 Months Ended
Jul. 03, 2010
Schedule of weighted average actuarial assumptions, defined benefit pension

	2010	2009	2008

Net periodic benefit cost

Discount rate	6.5%	6.3%	5.4%

Long-term rate of return on plan assets	6.9	6.9	6.7

Rate of compensation increase	3.4	3.7	3.8

Plan obligations

Discount rate	5.3%	6.5%	6.3%

Rate of compensation increase	3.3	3.4	3.7

Schedule of net periodic benefit cost

In millions	2010	2009	2008

Components of defined benefit net periodic benefit cost

Service cost	$58	$59	$81

Interest cost	264	257	267

Expected return on assets	(261)	(268)	(293)

Amortization of

Prior service cost	7	8	8

Net actuarial loss	47	11	34

Net periodic benefit cost	$115	$67	$97

Schedule of funded status of defined benefit pension plans

In millions	2010	2009
Projected benefit obligation
Beginning of year	$4,218	$4,744
Service cost	64	66
Interest cost	264	257
Plan amendments	1	2
Benefits paid	(224)	(225)
Elimination of early measurement date	–	32
Participant contributions	3	3
Actuarial (gain) loss	761	(179)
Settlement/curtailment	(81)	(2)
Foreign exchange	(279)	(480)
End of year	4,727	4,218
Fair value of plan assets Beginning of year	3,752	4,423
Actual return on plan assets	628	(315)
Employer contributions	332	306
Participant contributions	3	3
Benefits paid	(224)	(225)
Settlement	(30)	(3)
Elimination of early measurement date	–	22
Foreign exchange	(264)	(459)
End of year	4,197	3,752
Funded status	$(530)	$(466)
Amounts recognized on the consolidated balance sheets
Noncurrent asset	$7	$133
Accrued liabilities	(7)	(4)
Pension obligation	(530)	(595)
Net liability recognized	$(530)	$(466)
Amounts recognized in accumulated other comprehensive income
Unamortized prior service cost	$55	$74
Unamortized actuarial loss, net	1,143	883
Total	$1,198	$957

Schedule of accumulated plan benefits in excess of plan assets

In millions	2010	2009
Projected benefit obligation	$3,230	$2,878
Accumulated benefit obligation	3,203	2,809
Fair value of plan assets	2,705	2,283

Schedule of fair value of plan assets

In millions	Total Fair Value	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
Equity securities
Non-U.S. securities – pooled funds	$ 658	$ 658	$ –
Fixed income securities
Government bonds	588	588	–
Corporate bonds	715	715	–
U.S. pooled funds	493	493	–
Non-U.S. pooled funds	1,288	737	551
Total fixed income securities	3,084	2,533	551
Real estate	126	126	–
Cash and equivalents	109	109	–
Derivatives	48	73	(25)
Other	172	172	–
Total fair value of assets	$4,197	$3,671	$526

Schedule of allocation of plan assets

	2010	2009
Asset category
Equity securities	16%	24%
Debt securities	74	63
Real estate	3	3
Cash and other	7	10
Total	100%	100%

Postretirement Health-Care and Life-Insurance Plans [Tables]	12 Months Ended
Jul. 03, 2010
Schedule of weighted average actuarial assumptions, postretirement health-care and live-insurance plans

	2010	2009	2008
Net periodic benefit cost
Discount rate	6.3%	6.4%	5.7%
Plan obligations
Discount rate	5.1	6.3	6.4
Health-care cost trend assumed for the next year	8.0	8.5	9.5
Rate to which the cost trend is assumed to decline	5.0	5.0	5.5
Year that rate reaches the ultimate trend rate	2016	2016	2015

Schedule of effect of one percent change in health-care trend rates

In millions	One Percentage Point Increase	One Percentage Point Decrease
Effect on total service and interest components	$ 2	$ (2)
Effect on postretirement benefit obligation	20	(17)

Schedule of net periodic benefit cost

In millions	2010	2009	2008
Components of defined benefit net periodic cost (income)
Service cost	$ 5	$ 7	$ 8
Interest cost	11	13	16
Net amortization and deferral	(29)	(23)	(18)
Net periodic benefit cost (income)	$(13)	$ (3)	$ 6
Curtailment (gains)	$ –	$(12)	$ –

Schedule of funded status of post retirement health-care and life-insurance plans

In millions	2010	2009
Accumulated postretirement benefit obligation
Beginning of year	$164	$252
Service cost	5	7
Interest cost	11	13
Net benefits paid	(18)	(21)
Plan participant contributions	2	3
Actuarial (gain) loss	27	(9)
Elimination of early measurement date	–	6
Plan amendments	7	(84)
Foreign exchange	(1)	(3)
End of year	197	164
Fair value of plan assets	–	–
Funded status	$(197)	$(164)
Amounts recognized on the consolidated balance sheets
Accrued liabilities	$(14)	$(12)
Other liabilities	(183)	(152)
Total liability recognized	$(197)	$(164)
Amounts recognized in accumulated other comprehensive loss
Unamortized prior service credit	$(157)	$(197)
Unamortized net actuarial loss	51	25
Unamortized net initial asset	(5)	(7)
Total	$(111)	$(179)

Income Taxes (Tables)	12 Months Ended
Jul. 03, 2010
Reconciliation of U.S. statutory tax rate to worldwide effective tax rate
	2010	2009	2008
Income (loss) from continuing operations before income taxes
United States	11.9%	(65.6)%	(357.8)%
Foreign	88.1	165.6	257.8
	100.0%	100.0%	(100.0)%
Tax expense (benefit) at U.S. statutory rate	35.0%	35.0%	(35.0)%
Tax on remittance of foreign earnings	19.5	12.2	68.0
Finalization of tax reviews and audits and changes in estimate on tax contingencies	(22.3)	(5.9)	(60.8)
Foreign taxes different than U.S. statutory rate	(7.5)	(15.9)	(8.3)
Valuation allowances	(0.6)	2.4	(6.6)
Benefit of foreign tax credits	–	(4.5)	(13.8)
Contingent sale proceeds	(5.9)	(14.7)	(29.1)
Tax rate changes	–	(0.2)	(0.1)
Goodwill impairment	–	23.6	176.5
Tax provision adjustments	2.3	2.4	(12.8)
Sale of capital assets	–	–	–
Other, net	(1.2)	2.9	(1.4)
Taxes at effective worldwide tax rates	19.3%	37.3%	76.6%

Current and deferred tax provisions

In millions		2010		2009		2008
	Current	Deferred	Current	Deferred	Current	Deferred
U.S.	$(176)	$182	$ 77	$(65)	$ 282	$(237)
Foreign	176	(33)	130	(13)	98	(25)
State	4	–	4	–	(10)	12
	$ 4	$149	$211	$(78)	$ 370	$(250)

Components of deferred tax liabilities (assets)

In millions	2010	2009
Deferred tax (assets)
Pension liability	$(194)	$(306)
Employee benefits	(219)	(19)
Unrealized foreign exchange	(49)	(158)
Nondeductible reserves	(90)	(74)
Net operating loss and other tax carryforwards	(365)	(334)
Other	(82)	(149)
Gross deferred tax (assets)	(999)	(1,040)
Less valuation allowances	219	207
Net deferred tax (assets)	(780)	(833)
Deferred tax liabilities
Property, plant and equipment	$131	$176
Intangibles	218	245
Unrepatriated earnings	501	10
Deferred tax liabilities	850	431
Total net deferred tax (assets) liabilities	$70	$(402)

Reconciliation of unrecognized tax table

In millions	Year ended	July 3, 2010	June 27, 2009	June 28, 2008
Unrecognized tax benefits
Beginning of year balance		$ 547	$591	$580
Increases based on current period tax positions		34	28	85
Increases based on prior period tax positions		39	22	15
Decreases based on prior period tax positions		(32)	(30)	(32)
Decreases related to settlements with tax authorities		(164)	(10)	(47)
Decreases related to a lapse of applicable statute of limitation		(25)	(7)	(46)
Foreign currency translation adjustment		(32)	(47)	36
End of year balance		$ 367	$547	$591

Business Segment Information (Tables)	12 Months Ended
Jul. 03, 2010
Reconciliation of operating profit (loss) from segments to consolidated

In millions	2010	2009	2008
Sales
North American Retail	$2,818	$2,767	$2,613
North American Fresh Bakery	2,128	2,200	2,028
North American Foodservice	1,873	2,092	2,186
International Beverage	3,221	3,062	3,238
International Bakery	785	795	934
	10,825	10,916	10,999
Intersegment	(32)	(34)	(50)
Total	$10,793	$10,882	$10,949
Operating Segment Income (Loss)
North American Retail	$346	$253	$149
North American Fresh Bakery	44	26	55
North American Foodservice	125	36	(324)
International Beverage	592	493	551
International Bakery	(14)	(194)	(346)
Total operating segment income	1,093	614	85
Amortization of trademarks and other intangibles	(49)	(47)	(48)
General corporate expenses other	(249)	(217)	(244)
General corporate expenses derivatives	(17)	(18)	22
Adjustment for noncontrolling interests	7	5	4
Contingent sale proceeds	133	150	130
Total operating income	918	487	(51)
Net interest expense	(123)	(129)	(105)
Income from continuing operations before income taxes	$795	$358	$(156)

Reconciliation of assets, depreciation and additions to long-lived assets from segments to consolidated

In millions	2010	2009	2008
Assets
North American Retail	$1,293	$1,266	$1,287
North American Fresh Bakery	1,128	1,142	1,161
North American Foodservice	1,057	1,134	1,258
International Beverage	1,871	1,932	2,109
International Bakery	607	719	1,089
	5,956	6,193	6,904
Net assets held for sale	1,092	1,342	1,663
Other[1]	1,788	1,884	2,264
Total assets	$8,836	$9,419	$10,831
Depreciation
North American Retail	$97	$95	$92
North American Fresh Bakery	71	67	63
North American Foodservice	60	51	69
International Beverage	88	91	92
International Bakery	24	25	27
	340	329	343
Discontinued operations	7	32	36
Other	21	22	24
Total depreciation	$368	$383	$403
Additions to Long-Lived Assets
North American Retail	$163	$110	$149
North American Fresh Bakery	59	58	77
North American Foodservice	45	58	70
International Beverage	85	100	133
International Bakery	20	20	21
	372	346	450
Other	7	26	51
Total additions to long-lived assets	$379	$372	$501
[1]	Principally cash and cash equivalents, certain corporate fixed assets, deferred tax assets and certain other noncurrent assets.

Geographic Area Information (Tables)	12 Months Ended
Jul. 03, 2010
Schedule of sales and long lived assets by geograhphical area

In millions	United States	Netherlands	Spain	France	Other	Total
2010
Sales	$6,769	$1,001	$607	$509	$1,907	$10,793
Long-lived assets	2,725	274	180	294	363	3,836
2009
Sales	$7,017	$987	$649	$526	$1,703	$10,882
Long-lived assets	2,791	345	244	316	386	4,082
2008
Sales	$6,774	$1,066	$754	$568	$1,787	$10,949
Long-lived assets	2,968	400	522	361	450	4,701

Quarterly Financial Data (Tables)	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009
Quarterly financial data

In millions	Quarter	First	Second	Third	Fourth
2010
Continuing operations
Net sales		$2,588	$2,858	$2,578	$2,769
Gross profit		969	1,105	1,015	1,012
Income (loss)		191	306	27	118
Income (loss) per common share
Basic		0.27	0.44	0.04	0.17
Diluted		0.27	0.43	0.04	0.17
Net income (loss)		287	376	(328)	192
Net income (loss) per common share
Basic		0.41	0.53	(0.49)	0.28
Diluted		0.41	0.53	(0.49)	0.28
Cash dividends declared		–	0.11	0.11	0.22
Market price
High		11.36	12.61	14.17	15.08
Low		9.17	10.64	11.67	12.83
Close		11.21	12.45	13.74	13.99

In millions	Quarter	First	Second	Third	Fourth
2009
Continuing operations
Net sales		$2,794	$2,856	$2,575	$2,657
Gross profit		977	969	932	966
Income (loss)		192	(39)	134	(62)
Income (loss) per common share
Basic		0.27	(0.06)	0.19	(0.09)
Diluted		0.27	(0.06)	0.19	(0.09)
Net income (loss)		232	(11)	170	(11)
Net income (loss) per common share
Basic		0.33	(0.02)	0.24	(0.02)
Diluted		0.32	(0.02)	0.24	(0.02)
Cash dividends declared		–	0.11	0.11	0.22
Market price
High		15.07	13.55	10.64	9.75
Low		12.05	7.74	6.80	7.85
Close		13.29	9.42	8.25	9.58

Schedule II (Tables)	12 Months Ended
Jul. 03, 2010
Valuation and qualifying accounts

Schedule II

Sara Lee Corporation and Subsidiaries

VALUATION AND QUALIFYING ACCOUNTS

For the Years Ended June 28, 2008, June 27, 2009, and July 3, 2010

	Balance at Beginning of Year	Provision Charged to Costs and Expenses	Write-offs(1) /Allowances Taken	Other Additions (Deductions)	Balance at End of Year
For the Year Ended June 28, 2008
Allowances for bad debts	$29	$4	$(5)	$6	$34
Other receivable allowances	35	34	(32)	8	45
Deferred tax asset valuation allowances	383	(10)		(92)	281

Total	$447	$28	$(37)	$(78)	$360

For the Year Ended June 27, 2009
Allowances for bad debts	$34	$6	$(2)	$(2)	$36
Other receivable allowances	45	6	(9)	(6)	36
Deferred tax asset valuation allowances	281	9		(83)	207

Total	$360	$21	$(11)	$(91)	$279

For the Year Ended July 3, 2010
Allowances for bad debts	$36	$4	$(3)	$(4)	$33
Other receivable allowances	36	18	(8)	(10)	36
Deferred tax asset valuation allowances	207	(5)		17	219

Total	$279	$17	$(11)	$3	$288

(1)	Net of collections on accounts previously written off.

Nature of Operations and Basis of Presentation (Narrative) (Details) In Millions	12 Months Ended
	Jul. 03, 2010	Jul. 03, 2010 Vacation Accruals [Member] Restatement Adjustment [Member] USD ( $)	Jul. 03, 2010 Third Party Contractors [Member] Restatement Adjustment [Member] USD ( $)	Jul. 03, 2010 Restatement Adjustment [Member] USD ( $)	Jul. 03, 2010 Restatement Adjustment Prior to 2008 [Member] USD ( $)
Fiscal Period

The corporation's fiscal year ends on the Saturday closest to June 30. Fiscal 2010 was a 53-week year. Fiscal years 2009 and 2008 were 52-week years. Unless otherwise stated, references to years relate to fiscal years.

Net income (loss)		$ (7)	$ (3)	$ (10)	$ (7)

Summary of Significant Accounting Policies (Narrative) (Details)	12 Months Ended
	Jul. 03, 2010 EUR ( €)	Jul. 03, 2010 USD ( $)	Jun. 27, 2009 USD ( $)	Jun. 28, 2008 USD ( $)	Jul. 03, 2010 Building and Building Improvements [Member]	Jul. 03, 2010 Machinery and Equipment [Member]
Media advertising expense for continuing operations		$ 217,000,000	$ 168,000,000	$ 187,000,000
Contingent asset for cash payment due related to sale of European cut tobacco business	95,000,000
Contingent sale proceeds effect on earnings per share		0.19	0.21	0.18
Shipping and handling costs		607,000,000	655,000,000	644,000,000
Machinery and equipment depreciation, period minimum						3
Machinery and equipment depreciation, period maximum					40	25
Capitalized interest		10,000,000	10,000,000	18,000,000
Fair value of goodwill, assumptions, cash flow growth rate, residual after year three		0.02
Fair value of goodwill, assumptions, cash flow discount rate		0.102
Accrued general liability claim reserves excluding amounts covered by insurance		187,000,000	201,000,000
Maximum exposure to loss associated with the Independent Operator entities		$ 52,000,000

Summary of Significant Accounting Policies (VIE Consolidation Effect Table) (Details) (USD $) In Millions	Jul. 03, 2010	Jun. 27, 2009
Inventories - finished goods	$ 406	$ 443
Property - machinery and equipment	3,256	3,334
Total assets	8,836	9,419
Current portion of long-term debt	16	46
Long-term debt excluding current portion	2,718	2,738
Noncontrolling interests	28	34
Effect Of Variable Interest Entity Consolidation, Effect On Balance Sheets [Member]
Inventories - finished goods	2	1
Property - machinery and equipment	22	25
Total assets	24	26
Current portion of long-term debt	12	11
Long-term debt excluding current portion	58	66
Total liabilities	70	77
Noncontrolling interests	$ 23	$ 12

Intangible Assets and Goodwill (Narrative) (Details) (USD $) In Millions	12 Months Ended							12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008	Jun. 28, 2008 North American Retail [Member]	Jun. 27, 2009 International Bakery [Member]	Jun. 27, 2009 Cafe Moka [Member] Other contractual agreements [Member]	Jun. 27, 2009 Cafe Moka [Member] Trademarks and brand names [Member]	Jul. 03, 2010 Other contractual agreements [Member]	Jul. 03, 2010 Trademarks and brand names [Member]	Jul. 03, 2010 Computer software [Member]	Jul. 03, 2010 Customer relationships [Member]
Amortization expense on intangible assets	$ 83	$ 87	$ 89
Estimated future amortization expense of intangible assets - 2011	74
Estimated future amortization expense of intangible assets - 2012	49
Estimated future amortization expense of intangible assets - 2013	42
Estimated future amortization expense of intangible assets - 2014	34
Estimated future amortization expense of intangible assets - 2015	20
Weighted average useful life								7	18	3	17
Impairment charges				13	79
Intangible assets						3	8
Goodwill acquired		18
Goodwill impairment charge		$ 231	$ 782		$ 124

Intangible Assets and Goodwill (Intangible Assets and Related Amortization Expense Table) (Details) (USD $) In Millions	Jul. 03, 2010	Jun. 27, 2009
Gross	$ 1,085	$ 1,050
Accumulated Amortization	635	518
Net Book Value	450	532
Trademarks and brand names not subject to amortization	54	55
Net book value of intangible assets	504	587
Other contractual agreements [Member]
Gross	19	29
Accumulated Amortization	11	17
Net Book Value	8	12
Trademarks and brand names [Member]
Gross	287	295
Accumulated Amortization	106	95
Net Book Value	181	200
Computer software [Member]
Gross	367	299
Accumulated Amortization	269	177
Net Book Value	98	122
Customer relationships [Member]
Gross	412	427
Accumulated Amortization	249	229
Net Book Value	$ 163	$ 198

Intangible Assets and Goodwill (Schedule of Goodwill by Reportable Segment) (Details) (USD $) In Millions	12 Months Ended				12 Months Ended			12 Months Ended				3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended			12 Months Ended
	Jun. 26, 2010	Jun. 27, 2009	Jun. 28, 2008	Jul. 03, 2010	Jun. 27, 2009 North American Retail [Member]	Jul. 03, 2010 North American Retail [Member]	Jun. 28, 2008 North American Retail [Member]	Jun. 26, 2010 North American Fresh Bakery [Member]	Jul. 03, 2010 North American Fresh Bakery [Member]	Jun. 27, 2009 North American Fresh Bakery [Member]	Jun. 28, 2008 North American Fresh Bakery [Member]	Jun. 28, 2008 North American Foodservice [Member]	Jun. 27, 2009 North American Foodservice [Member]	Jun. 28, 2008 North American Foodservice [Member]	Jul. 03, 2010 North American Foodservice [Member]	Jun. 28, 2008 International Bakery [Member]	Jun. 26, 2010 International Bakery [Member]	Jun. 27, 2009 International Bakery [Member]	Jul. 03, 2010 International Bakery [Member]	Jun. 26, 2010 International Beverage [Member]	Jun. 27, 2009 International Beverage [Member]	Jul. 03, 2010 International Beverage [Member]	Jun. 28, 2008 International Beverage [Member]
Gross Goodwill		$ 2,400	$ 2,471	$ 2,366	$ 103	$ 103	$ 102		$ 288	$ 287	$ 287	$ 983	$ 983	$ 983	$ 983	$ 744		$ 705	$ 686		$ 322	$ 306	$ 355
Accumulated impairment losses		(1,105)	(874)	(1,105)								(382)	(489)	(382)	(489)	(400)		(524)	(524)		(92)	(92)	(92)
Net goodwill		1,295	1,597	1,261	103	103	102		288	287	287	601	494	601	494	344		181	162		230	214	263
Impairments		(231)	(782)									(382)	(107)	(382)		(400)		(124)
Acquisition		18																			18
Foreign exchange / other	$ (34)	$ (89)			$ 1			$ 1									$ (19)	$ (39)		$ (16)	$ (51)

Impairment Charges (Narrative) (Details) (USD $) In Millions	12 Months Ended
	Jun. 28, 2008 North American Retail [Member]	Jun. 27, 2009 International Bakery [Member]	Jun. 27, 2009 Direct Store Delivery [Member]	Jun. 28, 2008 Direct Store Delivery [Member] Property [Member]
Impairment charges	$ 20	$ 207
After tax charge	12	182
Impairment charge, goodwill		124
Impairment charge, long lived assets		83
Impairment charge, trademarks	13	79
Impairment charge, property	7			38
Proceeds from disposition of business			$ 42

Impairment Charges (Schedule of Impairment Charges) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Pretax impairment	$ (28)	$ (314)	$ (851)
Tax benefit	9	25	24
After tax charge	(19)	(289)	(827)
North American Retail [Member]
Pretax impairment			(20)
Tax benefit			8
After tax charge			(12)
North American Foodservice [Member]
Pretax impairment	(15)	(107)	(431)
Tax benefit	5		16
After tax charge	(10)	(107)	(415)
International Bakery [Member]
Pretax impairment	(13)	(207)	(400)
Tax benefit	4	25
After tax charge	$ (9)	$ (182)	$ (400)

Discontinued Operations (Narrative) (Details) In Millions	12 Months Ended
	Jul. 03, 2010 USD ( $)	Jul. 03, 2010 Global Body Care and European Detergents [Member] EUR ( €)	Jul. 03, 2010 Air Care [Member] EUR ( €)	Jul. 03, 2010 Non-Indian Insecticides [Member] EUR ( €)
Discontinued operation, binding offer received		€ 1,275	€ 320	€ 154
Pretax curtailment loss	10
Tax expense related to results of discontinued operations	453
Tax charge related to decision to no longer reinvest overseas earnings attributable to overseas cash and the net assets of the household and body care businesses	428
Tax benefit related to reversal of tax valuation allowance	40
Tax benefit related to anticipated utilization of capital loss carryforwards	22
Dispositions of businesses and investments	$ 204

Discontinued Operations (Discontinued Operations Income Statement Table) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Net sales			$ 2,502
Pretax income (loss)			317
Income (loss) from discontinued operations	(199)	155	236
International Household and Body Care [Member]
Net sales	2,126	2,000	2,264
Pretax income (loss)	254	245	330
Income (loss) from discontinued operations	(199)	155	250
European Branded Apparel [Member]
Pretax income (loss)			(15)
Income (loss) from discontinued operations			(15)
Mexican Meats [Member]
Net sales			238
Pretax income (loss)			2
Income (loss) from discontinued operations			$ 1

Discontinued Operations (Gain (Loss) on Sale of Discontinued Operations Table) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 28, 2008
Pretax gain (loss) on sale	$ 158
Gain on sale of discontinued operations, tax expense	(74)	(1)
After tax gain (loss)	84	(24)
Mexican Meats [Member]
Pretax gain (loss) on sale		(23)
Gain on sale of discontinued operations, tax expense		(1)
After tax gain (loss)		(24)
Godrej Sara Lee [Member]
Pretax gain (loss) on sale	150
Gain on sale of discontinued operations, tax expense	(72)
After tax gain (loss)	78
Other Discontinued Operations[Member]
Pretax gain (loss) on sale	8
Gain on sale of discontinued operations, tax expense	(2)
After tax gain (loss)	$ 6

Discontinued Operations (Cash Flow Impacts of Discontinued Operations Table) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Discontinued operations impact on cash from operating activities	$ 321	$ 260	$ 221
Discontinued operations impact on cash from investing activities	(18)	(19)	(26)
Discontinued operations impact on cash from financing activities	(311)	(235)	(209)
Net cash impact of discontinued operations	(8)	6	(14)
Add: Cash balance of discontinued operations at beginning of year	8	2	16
Less: Cash balances of discontinued operations at end of year		8	2
Increase (decrease) in cash of discontinued operations	$ (8)	$ 6	$ (14)

Discontinued Operations (Discontinued Operations, Schedule of Net Assets Held for Sale) (Details) (USD $) In Millions	Jul. 03, 2010	Jun. 27, 2009
Cash and cash equivalents		$ 8
Trade accounts receivable	48	60
Inventories	188	262
Other current assets	24	48
Total current assets held for sale	260	378
Property	144	156
Trademarks and other intangibles	188	221
Goodwill	496	568
Other assets	4	19
Assets held for sale	1,092	1,342
Accounts payable	27	50
Accrued expenses and other current liabilities	220	228
Current maturities of long-term debt	6	9
Total current liabilities held for sale	253	287
Long-term debt	2	7
Other liabilities	8	6
Liabilities held for sale	263	300
Noncontrolling interest	$ 5	$ 22

Exit, Disposal and Restructuring Activities (Summary of Exit, Disposal and Restructuring Actions) (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Restructuring charges	$ 73	$ 96	$ 44
Reduction in income from continuing operations before income taxes	107	124	68
Income tax benefit	(35)	(33)	(25)
Reduction in income from continuing operations	72	91	43
Impact on diluted EPS from continuing operations	$ 0.1	$ 0.13	$ 0.06
Selling, general and administrative expenses [Member] | Transformation/Accelerate Charges - Other [Member]
Restructuring charges	23	17	2
Selling, general and administrative expenses [Member] | Transformation Costs - IT and Other [Member]
Restructuring charges			4
Exit Activities [Member]
Restructuring charges	64	103	40
Asset and Business Dispositions [Member]
Restructuring charges	20		(1)
Transformation Costs - IT and Other [Member]
Restructuring charges		$ 4	$ 23

Exit, Disposal and Restructuring Activities (Impact on Corporate Business Segments and Unallocated Corporate Expenses Table) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Decrease in business segment income	$ 73	$ 96	$ 44
Increase in general corporate expenses	34	28	24
Total	107	124	68
North American Retail [Member]
Decrease in business segment income	4		14
North American Fresh Bakery [Member]
Decrease in business segment income		6	3
North American Foodservice [Member]
Decrease in business segment income	10	(1)	5
International Beverage [Member]
Decrease in business segment income	12	53	13
International Bakery [Member]
Decrease in business segment income	$ 47	$ 38	$ 9

Exit, Disposal and Restructuring Activities (2010 Actions Narrative) (Details) (USD $) In Millions	12 Months Ended
Jul. 03, 2010
Restructuring charges	$ 73
Additional restructuring charges expected to be recognized, minimum	30
Additional restructuring charges expected to be recognized, maximum	50
International Bakery [Member]
Restructuring charges	47
Restructuring 2010 Actions [Member]
Restructuring charges	118
Planned employee terminations	1,154
Number of employees remaining to be terminated	635
Gain (loss) on disposition of property	$ 20

Exit, Disposal and Restructuring Activities (2010 Actions Net Charges for Exit Disposal and Transformation Action and Related Reserve Status Table) (Details) (Restructuring 2010 Actions [Member], USD  $)
In Millions	12 Months Ended
Jul. 03, 2010
Accelerate Costs - IT and Other [Member] | Restructuring 2010 Actions [Member]
Exit, disposal and other costs recognized during period	$ 24
Cash payments	(21)
Accrued costs	3
Asset and Business Dispositions [Member] | Restructuring 2010 Actions [Member]
Exit, disposal and other costs recognized during period	20
Asset and business disposition gains (losses)	(20)
Employee Termination And Other Benefits [Member] | Restructuring 2010 Actions [Member]
Exit, disposal and other costs recognized during period	59
Charges recognized in discontinued operations	9
Cash payments	(22)
Non-cash charges	(1)
Foreign exchange impacts	(5)
Accrued costs	40
Non-cancellable Lease and Other Contractual Obligations [Member] | Restructuring 2010 Actions [Member]
Exit, disposal and other costs recognized during period	15
Charges recognized in discontinued operations	9
Cash payments	(11)
Accrued costs	13
Restructuring 2010 Actions [Member]
Exit, disposal and other costs recognized during period	118
Charges recognized in discontinued operations	18
Cash payments	(54)
Non-cash charges	(1)
Foreign exchange impacts	(5)
Asset and business disposition gains (losses)	(20)
Accrued costs	$ 56

Exit, Disposal and Restructuring Activities (2009 Actions Narrative) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Restructuring charges	$ 73	$ 96	$ 44
Restructuring 2009 Actions [Member]
Restructuring charges		$ 125
Planned employee terminations		969
Number of employees remaining to be terminated	46

Exit, Disposal and Restructuring Activities (2009 Actions Net Charges for Exit Disposal and Transformation Action and Related Reserve Status Table) (Details) (Restructuring 2009 Actions [Member], USD  $)
In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009
Exit, disposal and other costs recognized during period		$ 125
Charges recognized in discontinued operations		16
Non-cash charge	(3)	(2)
Cash payments	(58)	(38)
Change in estimate	(13)
Foreign exchange impacts	(2)
Accrued costs	25	101
Restructuring 2009 Actions [Member] | Employee Termination And Other Benefits [Member]
Exit, disposal and other costs recognized during period		106
Charges recognized in discontinued operations		13
Non-cash charge	(3)
Cash payments	(56)	(24)
Change in estimate	(12)
Foreign exchange impacts	(2)
Accrued costs	22	95
Restructuring 2009 Actions [Member] | Transformation Costs - IT and Other [Member]
Exit, disposal and other costs recognized during period		19
Charges recognized in discontinued operations		3
Non-cash charge		(2)
Cash payments	(2)	(14)
Change in estimate	(1)
Accrued costs	$ 3	$ 6

Exit, Disposal and Restructuring Activities (2008 Actions Narrative) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Restructuring charges	$ 73	$ 96	$ 44
North American Foodservice [Member]
Restructuring charges	10	(1)	5
North American Foodservice [Member] | Restructuring 2008 Actions [Member]
Gain (loss) on disposition of property			3
Restructuring 2008 Actions [Member]
Restructuring charges			$ 65
Planned employee terminations			525

Exit, Disposal and Restructuring Activities (2008 Actions Net Charges for Exit Disposal and Transformation Action and Related Reserve Status Table) (Details) (Restructuring 2008 Actions [Member], USD  $)
In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Asset and Business Dispositions [Member] | Restructuring 2008 Actions [Member]
Exit, disposal and other costs recognized during period			$ (2)
Charges recognized in discontinued operations			1
Asset and business disposition gains (losses)			1
Employee Termination And Other Benefits [Member] | Restructuring 2008 Actions [Member]
Exit, disposal and other costs recognized during period			36
Cash payments	(5)	(15)	(7)
Change in estimate	(2)	(2)
Foreign exchange impacts		(1)
Accrued costs	4	11	29
Transformation Costs - IT and Other [Member] | Restructuring 2008 Actions [Member]
Exit, disposal and other costs recognized during period			28
Charges recognized in discontinued operations			7
Cash payments		(2)	(33)
Accrued costs			2
Non-cancellable Lease and Other Contractual Obligations [Member] | Restructuring 2008 Actions [Member]
Exit, disposal and other costs recognized during period			3
Cash payments	(1)
Change in estimate	4
Accrued costs	6	3	3
Restructuring 2008 Actions [Member]
Exit, disposal and other costs recognized during period			65
Charges recognized in discontinued operations			8
Cash payments	(6)	(17)	(40)
Asset and business disposition gains (losses)			1
Change in estimate	2	(2)
Foreign exchange impacts		(1)
Accrued costs	$ 10	$ 14	$ 34

Exit, Disposal and Restructuring Activities (Prior Actions Narrative) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Restructuring charges	$ 73	$ 96	$ 44
Restructuring Prior Years Actions [Member]
Restructuring charges	1
Accrued costs	$ 14

Common Stock (Narrative) (Details) (USD $) Share data in Millions	1 Months Ended
	Mar. 31, 2010	Aug. 31, 2010	Jul. 03, 2010	Feb. 16, 2010	Sep. 25, 2009
Share repurchase authorization, value			$ 2,500,000,000	$ 3,000,000,000	$ 1,000,000,000
Increase in share repurchase authorization				2,000,000,000
Shares repurchased	36.4
Cost of stock repurchased	500,000,000
Settlement on ASR		$ 13,000,000
Share repurchase authorization, shares remaining under prior share repurchase program			13.5

Common Stock (Schedule of Changes in Outstanding Shares of Common Stock) (Details)	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Beginning balances	695,658,110	706,359,000	724,433,000
Stock option and benefit plans	1,055,000	38,000	1,163,000
Restricted stock plans	1,741,000	543,000	320,000
Reacquired shares	(36,417,000)	(11,390,000)	(19,669,000)
Other	81,000	108,000	112,000
Ending balances	662,118,377	695,658,110	706,359,000

Common Stock (Schedule of Dividends Declared) (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Common stock dividends declared	$ 299	$ 306	$ 298
Dividends per share amount declared	$ 0.44	$ 0.44	$ 0.42

Accumulated Other Comprehensive Income (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010 Net unrealized gain (loss) on qualifying cash flow hedges and other [Member]	Jun. 27, 2009 Net unrealized gain (loss) on qualifying cash flow hedges and other [Member]	Jun. 28, 2008 Net unrealized gain (loss) on qualifying cash flow hedges and other [Member]	Jul. 03, 2010 Cumulative Translation Adjustment [Member]	Jun. 27, 2009 Cumulative Translation Adjustment [Member]	Jun. 28, 2008 Cumulative Translation Adjustment [Member]	Jul. 03, 2010 Pension/postretirement liability adjustment [Member]	Jun. 27, 2009 Pension/postretirement liability adjustment [Member]	Jun. 28, 2008 Pension/postretirement liability adjustment [Member]	Jul. 03, 2010 Accumulated Other Comprehensive Income (Loss)	Jun. 27, 2009 Accumulated Other Comprehensive Income (Loss)	Jun. 28, 2008 Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	$ (11)	$ 21	$ (4)	$ (22)	$ 539	$ (147)	$ (572)	$ (411)	$ (603)	$ (605)	$ 149	$ (754)
Measurement date adjustment								3			3
Goodwill redonomination						106						106
Disposition Of Mexican Meat Business						31						31
Amortization of net actuarial loss and prior service credit							19	1	27	19	1	27
Net actuarial gain (loss) arising during the period							(323)	(299)	190	(323)	(299)	190
Other comprehensive income (loss) activity	10	(32)	25	(96)	(561)	549	46	79	(25)	(40)	(514)	549
Disposition of Godrej J.V.				14						14
Pension plan curtailment							27			27
Pension and postretirement plan amendments							(4)	55		(4)	55
Balance at end of period	$ (1)	$ (11)	$ 21	$ (104)	$ (22)	$ 539	$ (807)	$ (572)	$ (411)	$ (912)	$ (605)	$ 149

Stock-Based Compensation (Narrative) (Details) In Millions, unless otherwise specified	12 Months Ended
	Jul. 03, 2010	Jul. 03, 2010 USD ( $)	Jul. 03, 2010 Stock-Based Compensation, Stock Options [Member] USD ( $)	Jul. 03, 2010 Restricted Stock Unit Awards [Member] USD ( $)
Shares available for future grant		103.5
Shares authorized for grant		118.7
Term of exercised options, maximum	10
Proceeds from stock options exercised		$ 13.2
Unrecognized compensation expense related to stock option plans			$ 6	$ 32
Weighted average recognition period			1.09	1.71

Stock-Based Compensation (Schedule of Fair Value of Option Grants) (Details)	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Weighted average expected lives, years	8	8	8
Weighted average risk-free interest rates	0.0303	0.031	0.042
Range of risk-free interest rates, minimum	0.0302
Range of risk-free interest rates, maximum	0.0315	0.031	0.042
Weighted average expected volatility	0.272	0.221	0.243
Range of expected volatility, minimum	0.272
Range of expected volatility, maximum	0.276	0.221	0.243
Dividend yield	0.044	0.03	0.024

Stock-Based Compensation (Schedule of Changes in Stock-Based Compensation Awards, Stock Options) (Details) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009
Options outstanding at beginning of period, shares	27,777
Granted, shares	4,132
Exercised, shares	(1,008)
Canceled/expired, shares	(10,865)
Options outstanding at end of period, shares	20,036	27,777
Options exercisable at end of period, shares	13,121	22,721
Options outstanding at beginning of period, weighted average exercise price	$ 17.54
Granted, weighted average exercise price	$ 10.05
Exercised, weighted average exercise price	$ 13.22
Canceled/expired, weighted average exercise price	$ 18.31
Options outstanding at end of period, weighted average exercise price	$ 15.79	$ 17.54
Options exercisable at end of period, weighted average exercise price	$ 17.66	$ 18.13
Options outstanding at beginning of period, weighted average remaining contractual term (years)	4.7	3
Options outstanding at end of period, weighted average remaining contractual term (years)	4.7	3
Options exercisable at end of period, weighted average remaining contractual term (years)	2.7
Options outstanding at end of period, aggregate intrinsic value	$ 16

Stock-Based Compensation (Schedule of Value of Stock-Based Compensation Awards, Stock Options) (Details) (USD $) Share data in Thousands, except Per Share data	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Number of options exercisable at end of fiscal year	13,121	22,721	27,665
Weighted average exercise price of options exercisable at end of fiscal year	$ 17.66	$ 18.13	$ 18.61
Weighted average grant date fair value of options granted during the fiscal year	$ 1.88	$ 2.67	$ 4.36
Total intrinsic value of options exercised during the fiscal year	$ 0.9	$ 0	$ 1
Fair value of options that vested during the fiscal year	$ 6.3	$ 2	$ 3

Stock-Based Compensation (Schedule of Changes in Stock-Based Compensation Awards, Restricted Stock Units) (Details) (USD $) Share data in Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009
Nonvested share units at beginning of period, shares	8,578
Granted, shares	4,048
Vested, shares	(2,376)
Forfeited, shares	(1,236)
Nonvested share units at end of period, shares	9,014	8,578
Exercisable share units at end of period, shares	153
Nonvested share units at beginning of period, weighted average grant date fair value	$ 14.83
Granted, weighted average grant date fair value	$ 10.06	$ 13.73
Vested, weighted average grant date fair value	$ 14.7
Forfeited, weighted average grant date fair value	$ 13.89
Nonvested share units at end of period, weighted average grant date fair value	$ 12.86	$ 14.83
Exercisable share units at end of period, weighted average grant date fair value	$ 16.29
Nonvested share units at beginning of period, weighted average remaining contractual term (years)	1.2	1.2
Nonvested share units at end of period, weighted average remaining contractual term (years)	1.2	1.2
Exercisable share units at end of period, weighted average remaining contractual term (years)	4.2
Nonvested share units at beginning period, aggregate intrinsic value	126,000,000	82,000,000
Nonvested share units at end of period, aggregate intrinsic value	126,000,000	82,000,000
Exercisable share units at end of period, aggregate intrinsic value	$ 2,000,000

Stock-Based Compensation (Schedule of Value of Stock-Based Compensation Awards, Restricted Stock Units) (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Fair value of share-based units that vested during fiscal year	$ 35	$ 12	$ 29
Weighted average grant date fair value of share-based units granted during fiscal year	$ 10.06	$ 13.73	$ 16.32
Total compensation expense	35	41	38
Tax benefit on compensation expense	$ 13	$ 12	$ 10

Employee Stock Ownership Plans (ESOP) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Unallocated shares in ESOP	7	8
ESOP related expenses	$ 7	$ 5	$ 7
Payments to ESOP	$ 11	$ 11	$ 16

Earnings per Share (Narrative) (Details) (Stock Options [Member]) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Anti-dilutive stock options	16.1	27.7	28.2

Earnings per Share (Reconciliation Between Net Income (Loss) Per Share Basic and Diluted) (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Income (loss) from continuing operations attributable to Sara Lee	$ 635	$ 220	$ (280)
Income (loss) from discontinued operations attributable to Sara Lee	(213)	144	225
Gain (loss) on sale of discontinued operations	84		(24)
Net income (loss) attributable to Sara Lee	$ 506	$ 364	$ (79)
Average shares outstanding - basic	688	701	715
Dilutive effect of stock compensation	3	2
Diluted shares outstanding	691	703	715
Income (loss) from continuing operations, per basic share	$ 0.92	$ 0.31	$ (0.39)
Income (loss) from continuing operations, per diluted share	$ 0.92	$ 0.31	$ (0.39)
Net income (loss) from discontinued operations, per basic share	$ (0.19)	$ 0.21	$ 0.28
Net income (loss) from discontinued operations, per diluted share	$ (0.19)	$ 0.21	$ 0.28
Net income (loss), per basic share	$ 0.74	$ 0.52	$ (0.11)
Net income (loss), per diluted share	$ 0.73	$ 0.52	$ (0.11)

Debt Instruments (Narrative) (Details)	12 Months Ended
	Jul. 03, 2010 USD ( $)	Jun. 27, 2009 USD ( $)	Jun. 28, 2008 USD ( $)	Mar. 30, 2010 Retired Debt [Member] EUR ( €)
Debt instrument, year of maturity				2011
Retirement of debt				€ 285,000,000
Payments required on long-term debt during the year ending 2011	16,000,000
Payments required on long-term debt during the year ending 2012	1,545,000,000
Payments required on long-term debt during the year ending 2013	532,000,000
Payments required on long-term debt during the year ending 2014	26,000,000
Payments required on long-term debt during the year ending 2015	74,000,000
Cash interest payments	140,000,000	174,000,000	247,000,000
Credit facility	1,850,000,000
Credit facility annual fee	0.0008
Letters of credit outstanding	$ 150,000,000
Interest coverage ratio covenant	2
Interest coverage ratio	7.8

Debt Instruments (Composition of Long Term Debt) (Details) In Millions	Jul. 03, 2010 USD ( $)	Jun. 27, 2009 USD ( $)	Jul. 03, 2010 7.26% - 7.71% notes [Member]	Jun. 27, 2009 7.26% - 7.71% notes [Member] USD ( $)	Jul. 03, 2010 Euro denominated - 2.25% note [Member] USD ( $)	Jul. 03, 2010 6.25% notes [Member] USD ( $)	Jun. 27, 2009 6.25% notes [Member] USD ( $)	Jul. 03, 2010 3.875% notes [Member] USD ( $)	Jun. 27, 2009 3.875% notes [Member] USD ( $)	Jul. 03, 2010 10% zero coupon notes [Member] USD ( $)	Jun. 27, 2009 10% zero coupon notes [Member] USD ( $)	Jul. 03, 2010 10% - 14.25% zero coupon notes [Member] USD ( $)	Jun. 27, 2009 10% - 14.25% zero coupon notes [Member] USD ( $)	Jul. 03, 2010 6.125% notes [Member] USD ( $)	Jun. 27, 2009 6.125% notes [Member] USD ( $)	Jul. 03, 2010 Euro denominated - euro interbank offered rate (EURIBOR) plus 1.75% [Member]	Jun. 27, 2009 Euro denominated - euro interbank offered rate (EURIBOR) plus 1.75% [Member] USD ( $)
Senior debt, fixed interest rate					0.0225	0.0625		0.03875		0.1				0.06125
Senior debt, minimum interest rate			7.26									10
Senior debt, maximum interest rate			7.71									14.25
Incremental interest rate above index rate																0.0175
Debt instrument, face value										$ 19		$ 105
Debt instrument, year of maturity			2010		2012	2012		2013		2014		2015		2033		2011
Total senior debt	2,563	2,603		25	375	1,110	1,110	500	500	14	12	64	57	500	500		399
Obligations under capital lease	35	44
Other debt	116	119
Total debt	2,714	2,766
Unamortized discounts	(6)	(7)
Hedged debt adjustment to fair value	26	25
Total long-term debt	2,734	2,784
Less current portion	(16)	(46)
Total long-term debt non-current	$ 2,718	$ 2,738

Debt Instruments (Selected Data on Short-Term Borrowing Obligations Table) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Maximum month-end borrowings	$ 132	$ 461	$ 280
Average borrowings during the year	69	289	54
Year-end borrowings	$ 47	$ 20	$ 274
Weighted average interest rate during the year	0.0267	0.036	0.0346
Weighted average interest rate at year-end	0.0269	0.0668	0.0291

Leases (Narrative) (Details)	12 Months Ended
Jul. 03, 2010
Building and Building Improvements [Member]
Term of capital leases and operating leases	The building leases have original terms that range from 10 to 15 years
Machinery and Equipment [Member]
Term of capital leases and operating leases	The equipment and vehicle leases have terms of generally less than seven years

Leases (Book Value of Capital Lease Assets Table) (Details) (USD $) In Millions	Jul. 03, 2010	Jun. 27, 2009
Gross book value of capital lease assets included in property	$ 66	$ 72
Net book value of capital lease assets included in property	$ 38	$ 44

Leases (Future Minimum Lease Payments Table) (Details) (USD $) In Millions	Jul. 03, 2010
Capital leases, future minimum payments due 2011	$ 13
Capital leases, future minimum payments due 2012	13
Capital leases, future minimum payments due 2013	7
Capital leases, future minimum payments due 2014	4
Capital leases, future minimum payments due 2015	2
Capital leases, future minimum payments due thereafter	3
Capital leases, future minimum payments due, total	42
Amounts representing interest	(7)
Present value of net minimum payments	35
Current portion	10
Noncurrent portion	25
Operating leases, future minimum payments due 2011	80
Operating leases, future minimum payments due 2012	57
Operating leases, future minimum payments due 2013	42
Operating leases, future minimum payments due 2014	28
Operating leases, future minimum payments due 2015	21
Operating leases, future minimum payments due thereafter	69
Operating leases, future minimum payments due, total	$ 297

Leases (Lease Depreciation and Expense Table) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Depreciation expense of capital lease assets	$ 8	$ 10	$ 11
Rental expense under operating leases	$ 123	$ 125	$ 128

Contingencies and Commitments (Narrative) (Details) In Millions	12 Months Ended							3 Months Ended				1 Months Ended
	Jul. 03, 2010 USD ( $)	Jun. 27, 2009 USD ( $)	Jun. 28, 2008 USD ( $)	Jul. 03, 2010 EUR ( €)	May 27, 2010 USD ( $)	Dec. 31, 1997 EUR ( €)	Jul. 03, 2010 Multi-Employer Pension Plan Pending Litigation [Member] USD ( $)	Dec. 26, 2009 Spanish Competition Authorities [Member] EUR ( €)	Jul. 03, 2010 Aris [Member] USD ( $)	Jul. 03, 2010 Competition Law [Member] EUR ( €)	Jul. 03, 2010 Nestec/Nespresso [Member] EUR ( €)	Feb. 29, 2008 German Cartel Authorities [Member] EUR ( €)	Jul. 03, 2010 Contingent Debt Obligations [Member] USD ( $)
Bond related to Aris Philippines arbitrator ruling	$ 25
Estimate of possible loss							22		60	20	50
Hanesbrands, Inc. binding arbitration claim related to tax sharing agreement	72
Regular scheduled contributions to multi-employer pension plans	50	49	48
Withdrawal liabilities from multi-employer pension plans	23	31
Purchase commitments for live hogs	55
Government imposed fines								3.7				5.5
Accrual for competition matters				28
Belgian tax liability						30
Belgian taxes, interest, and penalties					40
Potential amount of payment for leases on property operators in default, maximum	105
Minimum annual rentals due in 2011	22
Minimum annual rentals due in 2012	17
Minimum annual rentals due in 2013	14
Minimum annual rentals due in 2014	12
Minimum annual rentals due in 2015	12
Minimum annual rentals due thereafter	28
Letter of credit	10
Maximum potential guarantee on third party debt													14
Mexican tax indemnification	$ 26

Financial Instruments (Narrative) (Details)	Jul. 03, 2010 USD ( $)	Jun. 27, 2009 USD ( $)	Jul. 03, 2010 September 2011, 6.25% [Member] USD ( $)	Jul. 03, 2010 Commodity Futures [Member] USD ( $)	Jun. 27, 2009 Commodity Futures [Member] USD ( $)	Jul. 03, 2010 Options Contract [Member] USD ( $)	Jun. 27, 2009 Options Contract [Member] USD ( $)	Jul. 03, 2010 Intercompany Loans [Member] Net Investment Hedging [Member] EUR ( €)	Jul. 03, 2010 Intercompany Loans [Member] Net Investment Hedging [Member] Foreign Exchange Contract [Member] USD ( $)	Jun. 27, 2009 Intercompany Loans [Member] Net Investment Hedging [Member] Foreign Exchange Contract [Member] USD ( $)	Jul. 03, 2010 Cash Flow Hedging [Member] USD ( $)	Jul. 03, 2010 Interest Rate Contract [Member] USD ( $)	Jun. 27, 2009 Interest Rate Contract [Member] USD ( $)	Jun. 26, 2010 Foreign Exchange Contract [Member] USD ( $)	Jul. 03, 2010 Cross Currency Interest Rate Contract [Member] USD ( $)	Jun. 27, 2009 Cross Currency Interest Rate Contract [Member] USD ( $)	Jul. 03, 2010 Credit Risk Contract [Member] USD ( $)	Jun. 27, 2009 Credit Risk Contract [Member] USD ( $)
Expected balance to be reclassified into earnings during the next twelve months net gains from accumulated other comprehensive income											$ 1,000,000
Maximum maturity date of any cash flow hedge											two years
Net investment hedge									4,500,000,000	3,200,000,000
Increase in net investment hedges								1,600,000,000
Debt instrument interest rate			0.0625
Percent of long term debt and notes payable instruments with fixed interest rates	0.7
Notional amount of interest rate swaps			50,000,000									761,000,000	385,000,000
Notional amount of cross currency swaps														9,000,000	704,000,000	786,000,000
Commitments to purchase foreign currencies	4,200,000,000	2,300,000,000
Commitments to sell foreign currencies	4,100,000,000	2,200,000,000
Notional amount of price risk derivatives				169,000,000	150,000,000	3,000,000	16,000,000
Aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position																	197,000,000	291,000,000
Collateral required if credit-risk related features are triggered																	197,000,000	291,000,000
Trade accounts receivable	103,000,000	138,000,000
Fair value of long-term debt	2,886,000,000	2,780,000,000
Carrying value of long-term debt	$ 2,734,000,000	$ 2,784,000,000

Financial Instruments (Schedule of Fair Value of All Derivative Contracts) (Details) (USD $) In Millions	Jul. 03, 2010		Jun. 27, 2009
Quoted Prices in Active Market for Identical Assets (Level 1) [Member]
Total fair value of asset derivatives			$ 2
Total fair value of liability derivatives
Significant Other Observable Inputs (Level 2) [Member]
Total fair value of asset derivatives	216		95
Total fair value of liability derivatives	197		291
Other Current Assets [Member]
Asset derivatives designated as hedging instruments	147		5
Asset derivatives not designated as hedging instruments	42		62
Total fair value of asset derivatives	189		67
Other Current Assets [Member] | Interest Rate Contract [Member]
Asset derivatives designated as hedging instruments	4	[1]	3	[1]
Other Current Assets [Member] | Foreign Exchange Contract [Member]
Asset derivatives designated as hedging instruments	143	[1]	1	[1]
Asset derivatives not designated as hedging instruments	42	[1]	61	[1]
Other Current Assets [Member] | Commodity Contract [Member]
Asset derivatives designated as hedging instruments			1	[2]
Asset derivatives not designated as hedging instruments			1	[2]
Accrued Liabilities-Other [Member]
Liability derivatives designated as hedging instruments	2		8
Liability derivatives not designated as hedging instruments	42		34
Total fair value of liability derivatives	44		42
Accrued Liabilities-Other [Member] | Foreign Exchange Contract [Member]
Liability derivatives designated as hedging instruments	2	[1]	8	[1]
Liability derivatives not designated as hedging instruments	42	[1]	34	[1]
Interest Rate Contract [Member] | Other Non-Current Assets [Member]
Asset derivatives designated as hedging instruments	27	[1]	30	[1]
Foreign Exchange Contract [Member] | Other Non-Current Liabilities [Member]
Liability derivatives designated as hedging instruments	153	[1]	249	[1]
Other Non-Current Assets [Member]
Asset derivatives designated as hedging instruments	27		30
Total fair value of asset derivatives	27		30
Other Non-Current Liabilities [Member]
Liability derivatives designated as hedging instruments	153		249
Total fair value of liability derivatives	$ 153		$ 249

[1]	Categorized as level 2: Fair value of level 2 assets and liabilities as of July 3, 2010 are $216 million and $197 million and at June 27, 2009 are $95 million and $291 million, respectively.
[2]	Categorized as level 1: Fair value of level 1 assets and liabilities as of July 3, 2010 are nil and at June 27, 2009 are $2 million and nil, respectively.

Financial Instruments (Information Relating to Cash Flow Hedges, Net Investment Hedges, Fair Value Hedges and Other Derivatives Not Designated as Hedging Instruments) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010 Selling, general and administrative expenses [Member] Derivatives Not Designated as Hedging Instruments [Member]	Jun. 27, 2009 Selling, general and administrative expenses [Member] Derivatives Not Designated as Hedging Instruments [Member]	Jul. 03, 2010 Selling, general and administrative expenses [Member] Derivatives Not Designated as Hedging Instruments [Member] Foreign Exchange Contract [Member]	Jun. 27, 2009 Selling, general and administrative expenses [Member] Derivatives Not Designated as Hedging Instruments [Member] Foreign Exchange Contract [Member]	Jun. 26, 2010 Selling, general and administrative expenses [Member] Derivatives Not Designated as Hedging Instruments [Member] Commodity Contract [Member]	Jun. 27, 2009 Selling, general and administrative expenses [Member] Derivatives Not Designated as Hedging Instruments [Member] Commodity Contract [Member]	Jul. 03, 2010 Cost of sales [Member] Derivatives Not Designated as Hedging Instruments [Member]	Jun. 27, 2009 Cost of sales [Member] Derivatives Not Designated as Hedging Instruments [Member]	Jul. 03, 2010 Cost of sales [Member] Derivatives Not Designated as Hedging Instruments [Member] Foreign Exchange Contract [Member]	Jun. 27, 2009 Cost of sales [Member] Derivatives Not Designated as Hedging Instruments [Member] Foreign Exchange Contract [Member]	Jun. 26, 2010 Cost of sales [Member] Derivatives Not Designated as Hedging Instruments [Member] Commodity Contract [Member]	Jun. 27, 2009 Cost of sales [Member] Derivatives Not Designated as Hedging Instruments [Member] Commodity Contract [Member]	Jul. 03, 2010 Fair Value Hedging [Member]		Jun. 27, 2009 Fair Value Hedging [Member]		Jul. 03, 2010 Fair Value Hedging [Member] Interest Rate Contract [Member]		Jun. 27, 2009 Fair Value Hedging [Member] Interest Rate Contract [Member]		Jun. 27, 2009 Fair Value Hedging [Member] Foreign Exchange Contract [Member]		Jul. 03, 2010 Cash Flow Hedging [Member]		Jun. 27, 2009 Cash Flow Hedging [Member]		Jul. 03, 2010 Cash Flow Hedging [Member] Interest Rate Contract [Member]		Jun. 27, 2009 Cash Flow Hedging [Member] Interest Rate Contract [Member]		Jul. 03, 2010 Cash Flow Hedging [Member] Foreign Exchange Contract [Member]		Jun. 27, 2009 Cash Flow Hedging [Member] Foreign Exchange Contract [Member]		Jun. 26, 2010 Cash Flow Hedging [Member] Commodity Contract [Member]		Jun. 27, 2009 Cash Flow Hedging [Member] Commodity Contract [Member]		Jul. 03, 2010 Net Investment Hedging [Member]		Jun. 27, 2009 Net Investment Hedging [Member]		Jul. 03, 2010 Net Investment Hedging [Member] Foreign Exchange Contract [Member]		Jun. 27, 2009 Net Investment Hedging [Member] Foreign Exchange Contract [Member]
Gain (loss) recognized in Other Comprehensive Income (effective portion)																							$ 73	[1]	$ 3	[1]	$ (4)	[1]	$ 4	[1]	$ 77	[1]	$ 24	[1]			$ (25)	[1]	$ 411	[1]	$ 407	[1]	$ 411	[1]	$ 407	[1]
Gain (loss) reclassified from accumulated OCI into income (effective portion) from cash flow hedges																							61	[1],[2]	45	[1],[2]					65	[1],[2]	62	[1],[2]	(4)	[1],[2]	(17)	[1],[2]
Amount of ineffectiveness recognized in earnings from cash flow hedges																							(8)	[3],[4]	(12)	[3],[4]					(8)	[3],[4]	(10)	[3],[4]			(2)	[3],[4]
Amount of gain/(loss) recognized in Earnings on Hedged Item													(1)	[5]	(25)	[5]	(1)	[5]	(17)	[5]	(8)	[5]
Amount of derivative gain (loss) recognized in earnings	$ (62)	$ (165)	$ (60)	$ (136)	$ (2)	$ (29)	$ 24	$ (28)	$ 32	$ 1	$ (8)	$ (29)	$ 19	[5]	$ 42	[5]	$ 19	[5]	$ 29	[5]	$ 13	[5]

[1]	Effective portion.
[2]	Gain (loss) reclassified from AOCI into earnings is reported in interest, for interest rate swaps, in selling, general, and administrative (SG&A) expenses for foreign exchange contracts and in cost of sales for commodity contracts.
[3]	Gain (loss) recognized in earnings is related to the ineffective portion and amounts excluded from the assessment of hedge effectiveness.
[4]	Gain (loss) recognized in earnings is reported in interest expense for foreign exchange contract and SG&A expenses for commodity contracts.
[5]	The amount of gain (loss) recognized in earnings on the derivative contracts and the related hedged item is reported in interest for the interest rate contracts and SG&A for the foreign exchange contracts.

Defined Benefit Pension Plans (Narrative) (Details) (USD $) In Millions	1 Months Ended	3 Months Ended	12 Months Ended
	Mar. 31, 2010	Jul. 03, 2010	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Adjustment to beginning of the year retained earnings as a result of change in actuarial measurement date				$ (15)
Settlement losses				2	16
Curtailment gain (loss)	25
Recognition of net prior service credits	3
Reduction in projected benefit obligation	22
Net periodic benefit plan increase from prior year			48	30
Increase (decrease) in amortization of net actuarial losses due to actuarial gains in prior year			36	23
Reduction in service cost due to headcount reductions in prior year				22
Funded status		530	530	466
Reduction in projected benefit obligation			509
Increase in benefit plan assets			445
Accumulated pension obligation		4,639	4,639	4,089
Asset allocation aggregate fair value basis, fixed income securities		0.74	0.74	0.63
Asset allocation aggregate fair value basis, equity securities		0.16	0.16	0.24
Notional value basis of target allocation of debt securities percentage of assets			0.7
Notional value basis of target allocation of equity securities percentage of assets			0.21
Future plan benefit payments 2011		223	223
Future plan benefit payments 2012		225	225
Future plan benefit payments 2013		233	233
Future plan benefit payments 2014		238	238
Future plan benefit payments 2015		244	244
Future plan benefit payments thereafter		1,351	1,351
Voluntary employer contributions		200
Defined contribution plan expense			42	43	43
Multi-employer plan annual contributions			50	49	48
Multi-employer plan partial withdrawal liability		23	23	31
Multi-employer partial withdrawal - collective bargaining unit		22	22
Multi-employer plan partial withdrawal charge to earnings				31
Cost of sales [Member]
Multi-employer plan partial withdrawal charge to earnings				13
International Household and Body Care [Member]
Curtailment gain (loss)			(10)
Scenario, Forecast [Member]
Recognition of net prior service credits			7
Amortization of net actuarial loss			43
Employer contributions			110
Selling General Administrative Expense [Member]
Multi-employer plan partial withdrawal charge to earnings				18
Continuing Operations [Member]
Curtailment gain (loss)	24
Discontinued Operations [Member]
Curtailment gain (loss)	1
Pension Plans, Defined Benefit [Member]
Settlement, curtailment and termination losses			(81)	(2)
Recognition of net prior service credits			7	8	8
Amortization of net actuarial loss			47	11	34
Funded status			(530)	(466)
Voluntary employer contributions			332	306
United Kingdom Plan [Member]
Settlement losses					$ 15

Defined Benefit Pension Plans (Schedule of Weighted Average Actuarial Assumptions) (Details) (Pension Plans, Defined Benefit [Member])	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Net periodic benefit cost assumptions, discount rate	0.065	0.063	0.054
Long-term rate of return on plan assets	0.069	0.069	0.067
Rate of compensation increase	0.034	0.037	0.038
Plan obligations assumptions, discount rate	0.053	0.065	0.063
Rate of compensation increase	0.033	0.034	0.037

Defined Benefit Pension Plans (Schedule of Net Periodic Benefit Cost) (Details) (Pension Plans, Defined Benefit [Member], USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Service cost - continuing operations	$ 58	$ 59	$ 81
Interest cost	264	257	267
Expected return on assets	(261)	(268)	(293)
Amortization of prior service cost	7	8	8
Amortization of net actuarial loss	47	11	34
Net periodic benefit cost	$ 115	$ 67	$ 97

Defined Benefit Pension Plans (Schedule of Funded Status of Defined Benefit Pension Plans) (Details) ( Pension Plans, Defined Benefit [Member], USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009
Beginning of year	$ 4,218	$ 4,744
Service cost	64	66
Interest cost	264	257
Plan amendments	1	2
Benefits paid	(224)	(225)
Participant contributions	3	3
Actuarial (gain) loss	761	(179)
Settlement/curtailment	(81)	(2)
Foreign exchange	(279)	(480)
End of year	4,727	4,218
Beginning year	3,752	4,423
Actual return on plan assets	628	(315)
Employer contributions	332	306
Settlement	(30)	(3)
Elimination of early measurement date		32
Foreign exchange	(264)	(459)
End of year	4,197	3,752
Funded status	(530)	(466)
Noncurrent asset	7	133
Accrued liabilities	(7)	(4)
Pension obligation	(530)	(595)
Net liability recognized	(530)	(466)
Unamortized prior service cost	55	74
Unamortized net actuarial loss	1,143	883
Total	$ 1,198	$ 957

Defined Benefit Pension Plans (Schedule of Accumulated Plan Benefits in Excess of Plan Assets) (Details) (USD $) In Millions	Jul. 03, 2010	Jun. 27, 2009
Projected benefit obligation	$ 3,230	$ 2,878
Accumulated benefit obligation	3,203	2,809
Fair value of plan assets	$ 2,705	$ 2,283

Defined Benefit Pension Plans (Schedule of Fair Value of Plan Assets) (Details) (USD $) In Millions	Jul. 03, 2010
Total fair value of plan assets	$ 4,197
Quoted Prices in Active Market for Identical Assets (Level 1) [Member]
Total fair value of plan assets	3,671
Quoted Prices in Active Market for Identical Assets (Level 1) [Member] | Equity Securities [Member] | Non-U.S. Securities [Member]
Total fair value of plan assets	658
Quoted Prices in Active Market for Identical Assets (Level 1) [Member] | Fixed Income Securities [Member]
Total fair value of plan assets	2,533
Quoted Prices in Active Market for Identical Assets (Level 1) [Member] | Fixed Income Securities [Member] | U.S. Securities [Member]
Total fair value of plan assets	493
Quoted Prices in Active Market for Identical Assets (Level 1) [Member] | Fixed Income Securities [Member] | Non-U.S. Securities [Member]
Total fair value of plan assets	737
Quoted Prices in Active Market for Identical Assets (Level 1) [Member] | Fixed Income Securities [Member] | Government Bonds [Member]
Total fair value of plan assets	588
Quoted Prices in Active Market for Identical Assets (Level 1) [Member] | Fixed Income Securities [Member] | Corporate Bonds and Other Fixed-Income Securities [Member]
Total fair value of plan assets	715
Quoted Prices in Active Market for Identical Assets (Level 1) [Member] | Real Estate [Member]
Total fair value of plan assets	126
Quoted Prices in Active Market for Identical Assets (Level 1) [Member] | Cash and Equivalents [Member]
Total fair value of plan assets	109
Quoted Prices in Active Market for Identical Assets (Level 1) [Member] | Derivatives [Member]
Total fair value of plan assets	73
Quoted Prices in Active Market for Identical Assets (Level 1) [Member] | Other [Member]
Total fair value of plan assets	172
Significant Other Observable Inputs (Level 2) [Member]
Total fair value of plan assets	526
Significant Other Observable Inputs (Level 2) [Member] | Fixed Income Securities [Member]
Total fair value of plan assets	551
Significant Other Observable Inputs (Level 2) [Member] | Fixed Income Securities [Member] | Non-U.S. Securities [Member]
Total fair value of plan assets	551
Significant Other Observable Inputs (Level 2) [Member] | Derivatives [Member]
Total fair value of plan assets	(25)
Equity Securities [Member] | Non-U.S. Securities [Member]
Total fair value of plan assets	658
Fixed Income Securities [Member]
Total fair value of plan assets	3,084
Fixed Income Securities [Member] | U.S. Securities [Member]
Total fair value of plan assets	493
Fixed Income Securities [Member] | Non-U.S. Securities [Member]
Total fair value of plan assets	1,288
Fixed Income Securities [Member] | Government Bonds [Member]
Total fair value of plan assets	588
Fixed Income Securities [Member] | Corporate Bonds and Other Fixed-Income Securities [Member]
Total fair value of plan assets	715
Real Estate [Member]
Total fair value of plan assets	126
Cash and Equivalents [Member]
Total fair value of plan assets	109
Derivatives [Member]
Total fair value of plan assets	48
Other [Member]
Total fair value of plan assets	$ 172

Defined Benefit Pension Plans (Schedule of Allocation of Plan Assets) (Details)	Jul. 03, 2010	Jun. 27, 2009
Equity securities	0.16	0.24
Debt securities	0.74	0.63
Real estate	0.03	0.03
Cash and other	0.07	0.1
Total	1	1

Postretirement Health-Care and Life-Insurance Plans (Narrative) (Details) (USD $) In Millions	Jul. 03, 2010
Curtailment gain, prior service cost	$ 17
Curtailment gain impact on accumulated benefit obligation	32
Effect of plan amendment on accumulated postretirement obligation	50
Future plan benefit payments 2011	223
Future plan benefit payments 2012	225
Future plan benefit payments 2013	233
Future plan benefit payments 2014	238
Future plan benefit payments 2015	244
Future plan benefit payments thereafter	1,351
Scenario, Forecast [Member]
Amortization of prior service credit	27
Amortization of net actuarial loss	3
Amortization of net initial asset	2
Continuing Operations [Member]
Curtailment gain, prior service cost	12
Postretirement Health-Care and Life Insurance Plan [Member]
Adjustment to beginning of the year retained earnings as a result of change in actuarial measurement date	(1)
Future plan benefit payments 2011	14
Future plan benefit payments 2012	14
Future plan benefit payments 2013	14
Future plan benefit payments 2014	14
Future plan benefit payments 2015	14
Future plan benefit payments thereafter	76
Medicare Part D subsidy	$ 2

Postretirement Health-Care and Life-Insurance Plans (Schedule of Weighted-Average Actuarial Assumptions) (Details) (Postretirement Plan [Member])	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Net periodic benefit cost assumptions, discount rate	0.063	0.064	0.057
Plan obligations assumptions, discount rate	0.051	0.063	0.064
Health-care cost trend assumed for the next year	0.08	0.085	0.095
Rate to which the cost trend is assumed to decline	0.05	0.05	0.055
Year that rate reaches the ultimate trend rate	2016	2016	2015

Postretirement Health-Care and Life-Insurance Plans (Schedule of Effect of One Percent Change in Health-Care Trend Rates) (Details) (USD $) In Millions	12 Months Ended
Jul. 03, 2010
Effect on total service and interest components, 1 point increase	$ 2
Effect on total service and interest components, 1 point decrease	(2)
Effect on postretirement benefit obligation, 1 point increase	20
Effect on postretirement benefit obligation, 1 point decrease	$ (17)

Postretirement Health-Care and Life-Insurance Plans (Schedule of Net Periodic Benefit Cost) (Details) ( Postretirement Health-Care and Life Insurance Plan [Member], USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Service cost	$ 5	$ 7	$ 8
Interest cost	11	13	16
Net amortization and deferral	(29)	(23)	(18)
Net periodic benefit cost (income)	(13)	(3)	6
Curtailment (gains)		$ (12)

Postretirement Health-Care and Life-Insurance Plans (Schedule of Funded Status of Post Retirement Health-Care and Life-Insurance Plans) (Details) ( Postretirement Health-Care and Life Insurance Plan [Member], USD  $)
In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009
Beginning of year	$ 164	$ 252
Service cost	5	7
Interest cost	11	13
Net benefits paid	(18)	(21)
Plan participant contributions	2	3
Actuarial (gain) loss	27	(9)
Elimination of early measurement date		6
Plan amendments	7	(84)
Foreign exchange	(1)	(3)
End of year	197	164
Total fair value of plan assets
Funded status	(197)	(164)
Accrued liabilities	(14)	(12)
Other liabilities	(183)	(152)
Total liability recognized	(197)	(164)
Unamortized prior service cost	(157)	(197)
Unamortized net actuarial loss	51	25
Unamortized net initial asset	(5)	(7)
Total	$ (111)	$ (179)

Income Taxes (Narrative) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008	May 31, 2010
Increase in tax expense related to income from continuing operations	$ 20	$ 13
Income from continuing operations increase (decrease) from prior year	437	514
Tax on unremitted earnings	121
Nondeductible impairment charges		242	790
Tax expense recognition on certain earnings outside US not indefinitely invested	145	44	107
Potential US federal income tax not yet recognized on foreign unremitted earnings	501	10
Net operating loss and other tax carryforwards expiring in 2011	12
Net operating loss and other tax carryforwards expiring in 2012	1
Net operating loss and other tax carryforwards expiring in 2013	1
Net operating loss and other tax carryforwards expiring in 2014	2
Net operating loss and other tax carryforwards expiring in 2015	1
Net operating loss and other tax carryforwards expiring in 2017	4
Net operating loss and other tax carryforwards expiring in 2018	6
Net operating loss and other tax carryforwards expiring in 2019	3
Net operating loss and other tax carryforwards expiring in 2021 and beyond	27
Cash tax payments	305	218	337
Net operating losses	252
Tax benefit related to the release of Tax Contingencies and Audit Settlements	177
Unrecognized tax benefits that would affect effective tax rate	279
Interest and penalties for unrecognized tax benefits	(43)	15	2
Accrued interest and penalties for unrecognized tax benefits	61	111	96
Bank guarantee as security against tax allegations				80
State [Member]
Net operating losses	56
Tax Liability, Maximum [Member]
Unrecognized tax benefits range of potential decrease in twelve months	25
Tax Liability, Minimum [Member]
Unrecognized tax benefits range of potential decrease in twelve months	0
Tax Expense, Minimum [Member]
Potential US federal income tax not yet recognized on foreign unremitted earnings	200
Tax Expense, Maximum [Member]
Potential US federal income tax not yet recognized on foreign unremitted earnings	$ 225

Income Taxes (Reconciliation of U.S. Statutory Tax Rate to Worldwide Effective Tax Rate) (Details)	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
United States	0.119	(0.656)	(3.578)
Foreign	0.881	1.656	2.578
Total	1	1	(1)
Tax expense (benefit) at U.S. statutory rate	0.35	0.35	(0.35)
Tax on remittance of foreign earnings	0.195	0.122	0.68
Finalization of tax reviews and audits and changes in estimates on tax contingencies	(0.223)	(0.059)	(0.608)
Foreign taxes different than U.S. statutory rate	(0.075)	(0.159)	(0.083)
Valuation allowances	(0.006)	0.024	(0.066)
Benefit of foreign tax credits		(0.045)	(0.138)
Contingent sale proceeds	(0.059)	(0.147)	(0.291)
Tax rate changes		(0.002)	(0.001)
Goodwill impairment		0.236	1.765
Tax provision adjustments	0.023	0.024	(0.128)
Other, net	(0.012)	0.029	(0.014)
Taxes at effective worldwide tax rate	0.193	0.373	0.766

Income Taxes (Current and Deferred Tax Provisions) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
U.S. - Current	$ (176)	$ 77	$ 282
U.S. - Deferred	182	(65)	(237)
Foreign - Current	176	130	98
Foreign - Deferred	(33)	(13)	(25)
State - Current	4	4	(10)
State - Deferred			12
Total - Current	4	211	370
Total - Deferred	$ 149	$ (78)	$ (250)

Income Taxes (Components of Deferred Tax Liabilities (Assets) (Details) (USD $) In Millions	Jul. 03, 2010	Jun. 27, 2009
Pension liability	$ (194)	$ (306)
Employee benefits	(219)	(19)
Unrealized foreign exchange	(49)	(158)
Nondeductible reserves	(90)	(74)
Net operating loss and other tax carryforwards	(365)	(334)
Other	(82)	(149)
Gross deferred tax (assets)	(999)	(1,040)
Less valuation allowances	219	207
Net deferred tax (assets)	(780)	(833)
Property, plant and equipment	131	176
Intangibles	218	245
Unrepatriated earnings	501	10
Deferred tax liabilities	850	431
Total net deferred tax (assets) liabilities	$ 70	$ (402)

Income Taxes (Reconciliation of Unrecognized Tax Table) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Beginning of year balance	$ 547	$ 591	$ 580
Increases based on current period tax positions	34	28	85
Increases based on prior period tax positions	39	22	15
Decreases based on prior period tax positions	(32)	(30)	(32)
Decreases related to settlements with tax authorities	(164)	(10)	(47)
Decreases related to lapse of applicable statute of limitation	(25)	(7)	(46)
Foreign currency translation adjustment	(32)	(47)	36
End of year balance	$ 367	$ 547	$ 591

Business Segment Information (Reconciliation of Operating Profit (Loss) from Segments to Consolidated) (Details) (USD $)	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Segment Revenue	$ 10,825,000,000	$ 10,916,000,000	$ 10,999,000,000
Intersegment	(32,000,000)	(34,000,000)	(50,000,000)
Total consolidated entity revenue	10,793,000,000	10,882,000,000	10,949,000,000
Total operating segment income (loss)	1,093,000,000	614,000,000	85,000,000
Total operating income	918,000,000	487,000,000	(51,000,000)
Net interest expense	(123,000,000)	(129,000,000)	(105,000,000)
Income from continuing operations before income taxes	795,000,000	358,000,000	(156,000,000)
Sales to Walmart Stores	1,600,000,000	1,400,000,000	1,200,000,000
North American Retail [Member]
Segment Revenue	2,818,000,000	2,767,000,000	2,613,000,000
Total operating segment income (loss)	346,000,000	253,000,000	149,000,000
North American Fresh Bakery [Member]
Segment Revenue	2,128,000,000	2,200,000,000	2,028,000,000
Total operating segment income (loss)	44,000,000	26,000,000	55,000,000
North American Foodservice [Member]
Segment Revenue	1,873,000,000	2,092,000,000	2,186,000,000
Total operating segment income (loss)	125,000,000	36,000,000	(324,000,000)
International Bakery [Member]
Segment Revenue	785,000,000	795,000,000	934,000,000
Total operating segment income (loss)	(14,000,000)	(194,000,000)	(346,000,000)
International Beverage [Member]
Segment Revenue	3,221,000,000	3,062,000,000	3,238,000,000
Total operating segment income (loss)	592,000,000	493,000,000	551,000,000
Amortization of Trademark and Other Intangibles [Member]
Segment reporting, reconciling items for operating profit (loss)	(49,000,000)	(47,000,000)	(48,000,000)
General Corporate Expenses - Other [Member]
Segment reporting, reconciling items for operating profit (loss)	(249,000,000)	(217,000,000)	(244,000,000)
General Corporate Expenses - Derivatives [Member]
Segment reporting, reconciling items for operating profit (loss)	(17,000,000)	(18,000,000)	22,000,000
Adjustment for Noncontrolling Interests [Member]
Segment reporting, reconciling items for operating profit (loss)	7,000,000	5,000,000	4,000,000
Contingent Sale Proceeds [Member]
Segment reporting, reconciling items for operating profit (loss)	$ 133,000,000	$ 150,000,000	$ 130,000,000

Business Segment Information (Reconciliation of Assets, Depreciation and Additions to Long-Lived Assets from Segments to Consolidated) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Segment reporting, segment assets	$ 5,956	$ 6,193	$ 6,904
Net assets held for sale	1,092	1,342	1,663
Other	1,788	1,884	2,264
Total assets	8,836	9,419	10,831
Segment reporting information, depreciation expense	340	329	343
Discontinued operations	7	32	36
Other	21	22	24
Total depreciation	368	383	403
Segment reporting information, additions to long-lived assets	372	346	450
Other	7	26	51
Total additions to long-lived assets	379	372	501
North American Retail [Member]
Segment reporting, segment assets	1,293	1,266	1,287
Segment reporting information, depreciation expense	97	95	92
Segment reporting information, additions to long-lived assets	163	110	149
North American Fresh Bakery [Member]
Segment reporting, segment assets	1,128	1,142	1,161
Segment reporting information, depreciation expense	71	67	63
Segment reporting information, additions to long-lived assets	59	58	77
North American Foodservice [Member]
Segment reporting, segment assets	1,057	1,134	1,258
Segment reporting information, depreciation expense	60	51	69
Segment reporting information, additions to long-lived assets	45	58	70
International Bakery [Member]
Segment reporting, segment assets	607	719	1,089
Segment reporting information, depreciation expense	24	25	27
Segment reporting information, additions to long-lived assets	20	20	21
International Beverage [Member]
Segment reporting, segment assets	1,871	1,932	2,109
Segment reporting information, depreciation expense	88	91	92
Segment reporting information, additions to long-lived assets	$ 85	$ 100	$ 133

Geographic Area Information (Schedule of Sales and Long-lived Assets by Geographical Area) (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010	Jun. 27, 2009	Jun. 28, 2008
Sales	$ 10,793	$ 10,882	$ 10,949
Long-lived assets	3,836	4,082	4,701
United States [Member]
Sales	6,769	7,017	6,774
Long-lived assets	2,725	2,791	2,968
Netherlands [Member]
Sales	1,001	987	1,066
Long-lived assets	274	345	400
Spain [Member]
Sales	607	649	754
Long-lived assets	180	244	522
France [Member]
Sales	509	526	568
Long-lived assets	294	316	361
Other Geographic Area [Member]
Sales	1,907	1,703	1,787
Long-lived assets	$ 363	$ 386	$ 450

Quarterly Financial Data (Quarterly Financial Data) (Details) (USD $) In Millions, except Per Share data	3 Months Ended
	Jul. 03, 2010	Mar. 27, 2010	Dec. 26, 2009	Sep. 26, 2009	Jun. 27, 2009	Mar. 28, 2009	Dec. 27, 2008	Sep. 27, 2008
Net sales	$ 2,769	$ 2,578	$ 2,858	$ 2,588	$ 2,657	$ 2,575	$ 2,856	$ 2,794
Gross profit	1,012	1,015	1,105	969	966	932	969	977
Income (loss)	118	27	306	191	(62)	134	(39)	192
Income (loss) from continuing operations, per basic share	$ 0.17	$ 0.04	$ 0.44	$ 0.27	$ (0.09)	$ 0.19	$ (0.06)	$ 0.27
Income (loss) from continuing operations, per diluted share	$ 0.17	$ 0.04	$ 0.43	$ 0.27	$ (0.09)	$ 0.19	$ (0.06)	$ 0.27
Net income (loss)	$ 192	$ (328)	$ 376	$ 287	$ (11)	$ 170	$ (11)	$ 232
Net income (loss), per basic share	$ 0.28	$ (0.49)	$ 0.53	$ 0.41	$ (0.02)	$ 0.24	$ (0.02)	$ 0.33
Net income (loss), per diluted share	$ 0.28	$ (0.49)	$ 0.53	$ 0.41	$ (0.02)	$ 0.24	$ (0.02)	$ 0.32
Cash dividends declared	$ 0.22	$ 0.11	$ 0.11		$ 0.22	$ 0.11	$ 0.11
Common stock market price, high	$ 15.08	$ 14.17	$ 12.61	$ 11.36	$ 9.75	$ 10.64	$ 13.55	$ 15.07
Common stock market price, low	$ 12.83	$ 11.67	$ 10.64	$ 9.17	$ 7.85	$ 6.8	$ 7.74	$ 12.05
Common stock market price, close	$ 13.99	$ 13.74	$ 12.45	$ 11.21	$ 9.58	$ 8.25	$ 9.42	$ 13.29

Schedule II (Details) (USD $) In Millions	12 Months Ended
	Jul. 03, 2010		Jun. 27, 2009		Jun. 28, 2008
Balance at beginning of year	$ 279		$ 360		$ 447
Provision charged to costs and expenses	17		21		28
Write-offs/allowances taken	(11)	[1]	(11)	[1]	(37)	[1]
Other additions (deductions)	3		(91)		(78)
Balance at end of year	288		279		360
Allowances for Bad Debts [Member]
Balance at beginning of year	36		34		29
Provision charged to costs and expenses	4		6		4
Write-offs/allowances taken	(3)	[1]	(2)	[1]	(5)	[1]
Other additions (deductions)	(4)		(2)		6
Balance at end of year	33		36		34
Other Receivables Allowances [Member]
Balance at beginning of year	36		45		35
Provision charged to costs and expenses	18		6		34
Write-offs/allowances taken	(8)	[1]	(9)	[1]	(32)	[1]
Other additions (deductions)	(10)		(6)		8
Balance at end of year	36		36		45
Deferred Tax Asset Valuation Allowances [Member]
Balance at beginning of year	207		281		383
Provision charged to costs and expenses	(5)		9		(10)
Other additions (deductions)	17		(83)		(92)
Balance at end of year	$ 219		$ 207		$ 281

[1]	Net of collections on accounts previously written off.